STEIN ROE DOMESTIC EQUITY FUNDS

                                  Balanced Fund
                                Growth Stock Fund
                          Growth Investor Fund, Class S
                           Midcap Growth Fund, Class S
                                   Focus Fund
                           Capital Opportunities Fund
                            Small Company Growth Fund

PROSPECTUS o FEBRUARY 1, 2002






ALTHOUGH THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




Sensible Risks. Intelligent Investment. SM





                                                                       STEIN ROE
                                                                    MUTUAL FUNDS

CONTENTS

Each Fund section discusses the following topic specific to that Fund:
Investment Goal(s); Principal Investment Strategies; Principal Investment Risks; Fund Performance; and Your Expenses.

      Balanced Fund                                                   2

      Growth Stock Fund                                               8

      Growth Investor Fund, Class S                                  14

      Midcap Growth Fund, Class S                                    21

      Focus Fund                                                     27

      Capital Opportunities Fund                                     33

      Small Company Growth Fund                                      38

      Financial Highlights                                           44

      Your Account                                                   53
            Purchasing Shares                                        53
            Opening an Account                                       56
            Determining Share Price                                  57
            Selling Shares                                           58
            Exchanging Shares                                        60
            Fund Policy on Trading of Fund Shares                    61
            Reporting to Shareholders                                61
            Dividends and Distributions                              61



      Other Investment Strategies and Risks                          64
            Initial Public Offerings                                 64
            Futures and Options                                      64
            Short Sales                                              65
            Portfolio Turnover                                       65
            Interfund Lending Program                                66
            Master/Feeder Fund Structure                             66
            Temporary Defensive Positions                            66

      The Funds' Management                                          67
            Investment Advisor                                       67
            Portfolio Managers                                       68


      Appendix A                                                     70

      For More Information                                           73

Please keep this prospectus as your reference manual.

--------------------------------------------------------------------------------
DEFINING CAPITALIZATION
A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION
Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION
Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31, 2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION
Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

THE FUNDS
BALANCED FUND

INVESTMENT GOALS
      The Fund seeks long-term growth of capital and current income consistent with reasonable investment risk.

PRINCIPAL INVESTMENT STRATEGIES
      The Fund invests all of its assets in SR&F Balanced Portfolio (Portfolio) as part of a master fund/feeder fund structure. The Portfolio allocates its investments among common stocks and securities convertible into common stocks, bonds and cash. The Portfolio invests primarily in well-established companies that have large market capitalizations. The Portfolio's investment advisor may invest in a company because it has a history of steady to improving sales or earnings growth that it believes can be sustained. The advisor also may invest in a company because it believes its stock is priced attractively compared to the value of its assets. The Portfolio may invest up to 25% of its assets in foreign stocks.

      The Portfolio also invests at least 25% of its assets in bonds. The Portfolio purchases bonds that are "investment grade" -- that is, within the four highest investment grades assigned by a nationally recognized statistical rating organization. The Portfolio may invest in unrated bonds if the advisor believes that the securities are investment-grade quality. To select debt securities for the Portfolio, the advisor considers a bond's expected income together with its potential for price gains or losses.

      The advisor sets the Portfolio's asset allocation between stocks, bonds and cash. The advisor may change the allocation from time to time based upon economic, market and other factors that affect investment opportunities.

      The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

      The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). The advisor generally manages the Portfolio in accordance with the Morningstar guidelines for a "Domestic Hybrid" fund. See Appendix A for a description of the Morningstar categories.

      Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
      The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

      Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

      Since the Portfolio purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

      Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

      Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Portfolio receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      WHO SHOULD INVEST IN THE FUND?

      You may want to invest in Balanced Fund if you:

      - are a long-term investor and want a fund that offers both stocks and bonds in the same investment

      -  want a fund that can invest in both domestic and international stocks

      -  are a first-time investor or want to invest primarily in just one fund

      - want to invest in stocks, but are uncomfortable with the risk level of a fund that invests solely in stocks

      - want to invest in bonds, but want more return potential than is typically available from a fund that invests solely in bonds

      Balanced Fund is not appropriate for investors who:

      -  want to avoid volatility or possible losses

      -  are saving for a short-term investment

      -  are not interested in generating taxable current income

FUND PERFORMANCE
      The following charts show the Fund's performance for the past 10 calendar years through December 31, 2001. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

      YEAR-BY-YEAR TOTAL RETURNS

      Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

[bar chart]

------------------------------------------------------------------------------------------------
   45%
   40%
   35%
   30%
   25%
   20%                              22.65%
   15%                                       17.05%   17.47%
   10%            12.34%                                       12.19%   12.26%
    5%    7.89%
    0%
   -5%                     -4.12%                                                -2.24%   -9.00%
  -10%
------------------------------------------------------------------------------------------------
          1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
------------------------------------------------------------------------------------------------

[ ] Balanced Fund

For period shown in bar chart:          Best quarter:  4th quarter 1998, +12.53%
                                        Worst quarter: 3rd quarter 2001,  -8.06%

      AVERAGE ANNUAL TOTAL RETURNS

      Average annual total returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

      After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      --------------------------------------------------------------------------
                                              PERIODS ENDING DECEMBER 31, 2001
                                              --------------------------------
                                                   1 YR      5 YR     10 YR
      --------------------------------------------------------------------------
      Balanced Fund
          Return Before Taxes                     -9.00%     5.65%    8.18%
          Return After Taxes on
             Distributions                       -10.90%     3.30%    5.48%
          Return After Taxes on
             Distributions and Sale
             of Fund Shares                       -4.33%     4.07%    5.72%
      S&P Index                                  -11.88%    10.70%   12.93%


YOUR EXPENSES
      Expenses are one of several factors to consider before you invest in a mutual fund. This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund or the Portfolio pays fees and other expenses that reduce your investment return.

      ANNUAL FUND OPERATING EXPENSES(b)
      --------------------------------------------------------------------------
      (expenses that are deducted from Fund assets)
      --------------------------------------------------------------------------
      Management fees(c)                                                 0.70%
      Distribution and service (12b-1) fees                              None
      Other expenses                                                     0.60%
      --------------------------------------------------------------------------
      TOTAL ANNUAL FUND OPERATING EXPENSES                               1.30%

      (a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

      (b) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.

      (c) The Portfolio pays a management fee of 0.55% and the Fund pays an administrative fee of 0.15%.

EXPENSE EXAMPLE

      This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

      -  $10,000 initial investment

      -  5% total return each year

      -  Fund operating expenses remain the same

      -  Assumes reinvestment of all dividends and distributions

      -  Redemption at the end of each time period

      Your actual costs may be higher or lower because in reality fund returns and other expenses change. This example reflects expenses of both the Fund and the Portfolio. Expenses based on these assumptions are:

--------------------------------------------------------------------------------
                                           1 yr     3 yrs     5 yrs     10 yrs
--------------------------------------------------------------------------------
Balanced Fund                              $132     $412      $713      $1,568

THE FUNDS
GROWTH STOCK FUND

                  THIS FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR PURCHASES BY ELIGIBLE INVESTORS AS DESCRIBED UNDER "YOUR ACCOUNT."

INVESTMENT GOAL
      The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
      The Fund invests all of its assets in SR&F Growth Stock Portfolio (Portfolio) as part of a master fund/feeder fund structure. The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large market capitalizations.

      The Portfolio may invest in any market sector but emphasizes the technology, financial services, health care, and global consumer franchise sectors. The Portfolio may invest up to 25% of its assets in foreign stocks. To select investments for the Portfolio, the Portfolio's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

      The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

      The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examines both a fund's investment methodology and the size of the companies in which the fund invests. The advisor generally manages the Portfolio in accordance with the Morningstar guidelines for a "Large Growth" fund. See Appendix A for a description of the Morningstar categories.

      Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
      The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

      Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

      Sector risk is inherent in the Portfolio's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Portfolio does not intend to focus on any particular sector, at times the Portfolio may have a large portion of its assets invested in a particular sector. An example of a sector in which the Portfolio may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

      Since the Portfolio purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

      Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

      Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      WHO SHOULD INVEST IN THE FUND?

      You may want to invest in Growth Stock Fund if you:

      - are a long-term investor and want to participate in the market for large-cap growth stocks

      - can tolerate the risk and volatility associated with the general stock market but want less risk and volatility than an aggressive growth fund

      Growth Stock Fund is not appropriate for investors who:

      - want to avoid the risk and volatility associated with stock market investing

      -  are saving for a short-term investment

      -  want regular current income

FUND PERFORMANCE
      The following charts show the Fund's performance for the past 10 calendar years through December 31, 2001. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

      YEAR-BY-YEAR TOTAL RETURNS

      Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

[bar chart]

--------------------------------------------------------------------------------------------------
   40%
   35%                              35.63%                              36.61%
   30%                                                31.62%
   25%                                                         25.54%
   20%                                       20.94%
   15%
   10%
    5%    8.24%
    0%             2.84%
   -5%                     -3.78%
  -10%
  -15%                                                                           -11.34%
  -20%
  -25%                                                                                     -23.94%
--------------------------------------------------------------------------------------------------
          1992     1993     1994     1995     1996     1997     1998     1999     2000      2001
--------------------------------------------------------------------------------------------------

[ ] Growth Stock Fund

For period shown in bar chart:          Best quarter:  4th quarter 1999, +25.35%
                                       Worst quarter:  3rd quarter 2001, -20.06%

      AVERAGE ANNUAL TOTAL RETURNS

      Average annual total returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

      After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      --------------------------------------------------------------------------
                                                PERIODS ENDING DECEMBER 31, 2001
                                                --------------------------------
                                                   1 YR       5 YR       10 YR
      --------------------------------------------------------------------------
      Growth Stock Fund
          Return Before Taxes                    -23.94%      8.77%     10.34%
          Return After Taxes on
             Distributions                       -23.94%      7.49%      8.36%
          Return After Taxes on
             Distributions and Sale
             of Fund Shares                      -14.58%      7.44%      8.14%
      S&P Index                                  -11.88%     10.70%     12.93%

YOUR EXPENSES
      Expenses are one of several factors to consider before you invest in a mutual fund. This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund or the Portfolio pays fees and other expenses that reduce your investment return.

      ANNUAL FUND OPERATING EXPENSES(b)
      --------------------------------------------------------------------------
      (expenses that are deducted from Fund assets)
      --------------------------------------------------------------------------
      Management fees(c)                                                 0.69%
      Distribution and service (12b-1) fees                              None
      Other expenses                                                     0.26%
      --------------------------------------------------------------------------
      TOTAL ANNUAL FUND OPERATING EXPENSES                               0.95%

      (a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

      (b) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.

      (c) The Portfolio pays a management fee of 0.55% and the Fund pays an administrative fee of 0.14%.

EXPENSE EXAMPLE

      This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

      -  $10,000 initial investment

      -  5% total return each year

      -  Fund operating expenses remain the same

      -  Assumes reinvestment of all dividends and distributions

      -  Redemption at the end of each time period

      Your actual costs may be higher or lower because in reality fund returns and operating expenses change. This example reflects expenses of both the Fund and the Portfolio. Expenses based on these assumptions are:


      --------------------------------------------------------------------------
                                              1 yr     3 yrs    5 yrs    10 yrs
      --------------------------------------------------------------------------
      Growth Stock Fund                       $97      $303     $525    $1,166

THE FUNDS
GROWTH INVESTOR FUND, CLASS S

                  THIS FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR PURCHASES BY ELIGIBLE INVESTORS AS DESCRIBED UNDER "YOUR ACCOUNT."

INVESTMENT GOAL
      The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
      The Fund invests all of its assets in SR&F Growth Investor Portfolio (Portfolio) as part of a master fund/feeder fund structure. Under normal market conditions, the Portfolio invests at least 65% of its assets in common stocks of companies that the Portfolio's investment advisor believes have long-term growth potential. The Portfolio's investments are diversified among various industries and market sectors. These companies may include, but are not limited to, computer hardware or software manufacturers, Internet service providers and companies in the apparel, entertainment, retail, financial services and personal care products industries. The Portfolio may invest in companies of any size, including smaller emerging companies. The Portfolio may invest up to 25% of its assets in foreign stocks.

      To select investments for the Portfolio, the advisor looks for companies that are market leaders with growing market share in their respective industries, have strong financial balance sheets and experienced management teams, have products and services that give the company a competitive advantage, and have stock prices which the advisor believes are reasonable relative to the assets and earning power of the company.

      The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

      The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examines both a fund's investment methodology and the size of the companies in which the fund invests. The advisor generally manages the Portfolio in accordance with the Morningstar guidelines for a "Large Blend" fund. See Appendix A for a description of the Morningstar categories.

      Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
      The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

      Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

      Since the Portfolio purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

      Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

      Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

      The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

      Sector risk is inherent in the Portfolio's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Portfolio does not intend to focus on any particular sector, at times the Portfolio may have a large portion of its assets invested in a particular sector. An example of a sector in which the Portfolio may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

      Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      WHO SHOULD INVEST IN THE FUND?

      You may want to invest in Growth Investor Fund if you:

      - are a long-term investor who wants to participate in the stock market through a Fund that emphasizes growth companies

      - can accept more investment risk and volatility than the general stock market


      Growth Investor Fund is not appropriate for shareholders who:

      -  want to avoid volatility or possible losses

      -  want to save for a short-term investment

      -  need regular current income

FUND PERFORMANCE
      The following charts show the Fund's performance for each complete calendar year since the Fund commenced operations. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

      YEAR-BY-YEAR TOTAL RETURNS(1)

      Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

[bar chart]

--------------------------------------------------------------------------------
    40%
    35%    39.79%    35.10%
    30%                                            31.68%
    25%                        26.28%
    20%
    15%                                  17.65%
    10%
     5%
     0%
    -5%                                                      -11.57%
   -10%
   -15%
   -20%                                                                 -21.59%
   -25%
--------------------------------------------------------------------------------
            1995      1996      1997      1998      1999      2000       2001
--------------------------------------------------------------------------------

[ ] Growth Investor Fund

For period shown in bar chart:          Best quarter:  4th quarter 1999, +28.04%
                                       Worst quarter:  3rd quarter 2001, -24.41%
      AVERAGE ANNUAL TOTAL RETURNS

      Average annual total returns are a measure of the Fund's average performance over the past one-year, five-year and the life of the Fund periods. They include the effects of Fund expenses. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

      After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


      --------------------------------------------------------------------------
                                              PERIODS ENDING DECEMBER 31, 2001
                                             -----------------------------------
                                                                      LIFE OF
                                                1 YR       5 YR       THE FUND
      --------------------------------------------------------------------------
      Growth Investor Fund
          Return Before Taxes                 -21.59%     6.29%(1)    14.10%(1)
          Return After Taxes on
             Distributions                    -21.59%     6.13%(1)    13.54%(1)
          Return After Taxes on
             Distributions and Sale
             of Fund Shares                   -13.15%     5.14%(1)    11.79%(1)
      S&P Index                               -11.88%    10.70%       15.02%(2)

      (1) The Growth Investor Fund commenced operations on March 31, 1999. The Growth Investor Fund's performance information for all periods prior to March 31, 1999 is the performance of Stein Roe Young Investor Fund, a separate feeder fund of the SR&F Growth Investor Portfolio, which commenced operations on April 29, 1994. Performance for the Young Investor Fund is not restated to reflect any differences in expenses between the Growth Investor Fund and Young Investor Fund.

      (2)   Performance information is from April 30, 1994.

YOUR EXPENSES
      Expenses are one of several factors to consider before you invest in a mutual fund. This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund or the Portfolio pays fees and other expenses that reduce your investment return.

      ANNUAL FUND OPERATING EXPENSES(b)
      --------------------------------------------------------------------------
      (expenses that are deducted from Fund assets)
      --------------------------------------------------------------------------
      Management fees(c)(d)                                             0.71%
      Distribution and service (12b-1) fees                             None
      Other expenses(d)                                                 0.88%
      --------------------------------------------------------------------------
      TOTAL ANNUAL FUND OPERATING EXPENSES(d)                           1.59%

      (a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

      (b) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.

      (c) The Portfolio pays a management fee of 0.56% and the Fund pays an administrative fee of 0.15%.

      (d) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. As a result, the actual management fee would be 0.22% and total annual fund operating expenses would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

EXPENSE EXAMPLE

      This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

      -  $10,000 initial investment

      -  5% total return each year

      -  Fund operating expenses remain the same

      -  Assumes reinvestment of all dividends and distributions

      -  Redemption at the end of each time period

      Your actual costs may be higher or lower because in reality fund returns and operating expenses change. This example reflects expenses of both the Fund and the Portfolio. Expenses based on these assumptions are:


      --------------------------------------------------------------------------
                                              1 yr     3 yrs    5 yrs   10 yrs
      --------------------------------------------------------------------------
      Growth Investor Fund                    $162     $502     $866    $1,889

THE FUNDS
MIDCAP GROWTH FUND, CLASS S

                  THIS FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR PURCHASES BY ELIGIBLE INVESTORS AS DESCRIBED UNDER "YOUR ACCOUNT."

INVESTMENT GOAL
      The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
      Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-cap companies that the Fund's investment advisor believes have long-term growth potential. The Fund may also invest in small- and large-cap companies. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, the advisor considers mid-cap companies that show the potential to generate and sustain long-term earnings growth at above-average rates. The advisor selects companies based on its view of long-term rather than short-term earnings growth prospects.

      The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

      The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examines both a fund's investment methodology and the size of the companies in which the fund invests. The advisor generally manages the Fund in accordance with the Morningstar guidelines for a "Mid-Cap Growth" fund. See Appendix A for a description of the Morningstar categories.

      Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

      As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

PRINCIPAL INVESTMENT RISKS
      The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

      Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

      Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

      Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

      The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

      Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events;

      possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

      Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      WHO SHOULD INVEST IN THE FUND?

      You may want to invest in Midcap Growth Fund if you:

      -  want a fund that emphasizes midcap companies

      -  are a long-term investor

      Midcap Growth Fund is not appropriate for investors who:

      - want to avoid the risk and volatility associated with small stock investing

      -  are saving for a short-term investment

      -  need regular current income

FUND PERFORMANCE
      The following charts show the Fund's performance for each complete calendar year since the Fund commenced operations. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

      YEAR-BY-YEAR TOTAL RETURNS

      Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

[bar chart]

--------------------------------------------------------------------------------
   45%
   40%                              42.73%
   30%
   25%            15.24%
   20%
   15%
   10%
    5%
    0%
   -5%
  -10%                                               -14.06%
  -15%
  -20%                                                                 -22.42%
  -25%
--------------------------------------------------------------------------------
                   1998              1999             2000             2001
--------------------------------------------------------------------------------

[ ] Midcap Growth Fund Class S

For period shown in bar chart:          Best quarter:  4th quarter 1999, +44.10%
                                       Worst quarter:  3rd quarter 2001, -28.02%

      AVERAGE ANNUAL TOTAL RETURNS

      Average annual total returns are a measure of the Fund's average performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P Midcap 400 Index), an unmanaged index that tracks the performance of a selection of widely held common stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

      After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      --------------------------------------------------------------------------
                                                             PERIODS ENDING
                                                            DECEMBER 31, 2001
                                                         -----------------------
                                          INCEPTION                  LIFE OF
                                            DATE          1 YR       THE FUND
      --------------------------------------------------------------------------
      Midcap Growth Fund Class S           6/30/97
          Return Before Taxes                            -22.42%      4.17%
          Return After Taxes on
             Distributions                               -22.42%      2.90%
          Return After Taxes on
             Distributions and Sale
             of Fund Shares                              -13.66%      3.32%
      S&P Midcap 400 Index                   N/A          -0.62%     14.89%(3)

      (3)   Performance information is from June 30, 1997.

YOUR EXPENSES
      Expenses are one of several factors to consider before you invest in a mutual fund. This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.

      ANNUAL FUND OPERATING EXPENSES(b)
      --------------------------------------------------------------------------
      (expenses that are deducted from Fund assets)
      --------------------------------------------------------------------------
      Management fee(c)(d)                                              0.90%
      Distribution and service (12b-1) fees                             None
      Other Expenses(d)                                                 0.79%
      --------------------------------------------------------------------------
      TOTAL ANNUAL FUND OPERATING EXPENSES(d)                           1.69%

      (a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

      (b) Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.

      (c) The Fund pays a management fee of 0.75% and an administrative fee of 0.15%.

      (d) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25%. As a result, the actual management fee would be 0.46% and total annual fund operating expenses would be 1.25%. This arrangement may be modified or terminated by the advisor at any time.

EXPENSE EXAMPLE
      This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

      -  $10,000 initial investment

      -  5% total return each year

      -  Fund operating expenses remain the same

      -  Assumes reinvestment of all dividends and distributions

      -  Redemption at the end of each time period

      Your actual costs may be higher or lower because in reality fund returns and operating expenses change. Expenses based on these assumptions are:

      --------------------------------------------------------------------------
                                              1 yr     3 yrs    5 yrs   10 yrs
      --------------------------------------------------------------------------
      Midcap Growth Fund Class S              $172     $533     $918    $1,998

THE FUNDS
FOCUS FUND

INVESTMENT GOAL
      The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
      The Fund invests primarily in a limited number of large-cap companies that the Fund's investment advisor believes have above-average growth potential. As a "focus" fund, under normal conditions, the Fund will primarily hold between 15-25 common stocks. To select investments for the Fund, the advisor considers companies that are dominant in their particular industries or markets that can generate consistent earnings growth. The advisor selects investments across many sectors. Since the Fund is "non-diversified," the percentage of assets that it may invest in any one issuer is not limited. The Fund may invest up to 25% of its assets in foreign stocks.

      The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

      The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examines both a fund's investment methodology and the size of the companies in which the fund invests. The advisor generally manages the Fund in accordance with the Morningstar guidelines for a "Large Blend" fund. See Appendix A for a description of the Morningstar categories.

      Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
      The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

      Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

      Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

      Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

      Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

      As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase issuer risk and, therefore, the Fund may have greater risk of loss than a similar diversified mutual fund.

      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      WHO SHOULD INVEST IN THE FUND?

      You may want to invest in Focus Fund if you:

      - want a mutual fund that invests in a limited number of large-cap growth stocks

      - want the added performance potential of a focus fund and are comfortable with the increased price volatility that may accompany focused investing

      -  are a long-term investor

      Focus Fund is not appropriate for investors who:

      - want to avoid the greater price volatility associated with a fund that invests in a limited number of stocks

      -  are saving for a short-term investment

      -  need regular current income

FUND PERFORMANCE
      The following charts show the Fund's performance for each complete calendar year since the Fund commenced operations. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

      YEAR-BY-YEAR TOTAL RETURNS

      Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

[bar chart]

--------------------------------------------------------------------------------
   50%
   40%                     37.99%
   30%
   20%
   10%
    0%
   -5%                                       -4.54%
  -10%
  -15%
  -20%
  -25%                                                                  -26.51%
  -30%
--------------------------------------------------------------------------------
                            1999              2000                       2001
--------------------------------------------------------------------------------

[ ] Focus Fund

For period shown in bar chart:          Best quarter:  4th quarter 1999, +21.00%
                                       Worst quarter:  3rd quarter 2001, -25.32%

      AVERAGE ANNUAL TOTAL RETURNS

      Average annual total returns are a measure of the Fund's average performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of 500 widely held common stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

      After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      --------------------------------------------------------------------------
                                                              PERIODS ENDING
                                                             DECEMBER 31, 2001
                                                           ---------------------
                                            INCEPTION                   LIFE OF
                                               DATE         1 YR        THE FUND
      --------------------------------------------------------------------------
      Focus Fund                             6/26/98
          Return Before Taxes                              -26.51%      0.00%
          Return After Taxes on
             Distributions                                 -26.51%     -1.96%
          Return After Taxes on
             Distributions and Sale
             of Fund Shares                                -16.15%     -0.68%
      S&P Index                                N/A         -11.88%      1.65%(4)

      (4)   Performance information is from June 30, 1998.

YOUR EXPENSES
      Expenses are one of several factors to consider before you invest in a mutual fund. This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.

      ANNUAL FUND OPERATING EXPENSES(b)
      --------------------------------------------------------------------------
      (expenses that are deducted from Fund assets)
      --------------------------------------------------------------------------
      Management fee(c)                                                 0.90%
      Distribution and service (12b-1) fees                             None
      Other expenses                                                    0.58%
      --------------------------------------------------------------------------
      TOTAL ANNUAL FUND OPERATING EXPENSES                              1.48%

      (a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

      (b) Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.

      (c) The Fund pays a management fee of 0.75% and an administrative fee of 0.15%.

EXPENSE EXAMPLE

      This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

      -  $10,000 initial investment

      -  5% total return each year

      -  Fund operating expenses remain the same

      -  Assumes reinvestment of all dividends and distributions

      -  Redemption at the end of each time period

      Your actual costs may be higher or lower because in reality fund returns and operating expenses change. Expenses based on these assumptions are:


      --------------------------------------------------------------------------
                                              1 yr     3 yrs    5 yrs   10 yrs
      --------------------------------------------------------------------------
      Focus Fund                              $151     $468     $808    $1,768

THE FUNDS
CAPITAL OPPORTUNITIES FUND

INVESTMENT GOAL
      The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
      The Fund invests primarily in the common stocks of aggressive growth companies. An aggressive growth company has the ability to increase its earnings at an above-average rate. To select stocks for the Fund, the Fund's investment advisor concentrates on stocks of small- and mid-cap companies which it believes have opportunities for growth. The Fund may invest up to 25% of its assets in foreign stocks.

      The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

      The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examines both a fund's investment methodology and the size of the companies in which the fund invests. The advisor generally manages the Fund in accordance with the Morningstar guidelines for a "Mid-Cap Growth" fund. See Appendix A for a description of the Morningstar categories.

      Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

      As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

PRINCIPAL INVESTMENT RISKS
      The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

      Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

      Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

      Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

      Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

      The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

      Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      WHO SHOULD INVEST IN THE FUND?

      You may want to invest in Capital Opportunities Fund if you:

      - like the significant growth potential of aggressive growth companies and can tolerate their greater price volatility

      -  believe that a company's earnings growth drives its stock price

      - are a long-term investor and prefer a fund with a long-term investment horizon

      Capital Opportunities Fund is not appropriate for investors who:

      - want to avoid the increased price volatility and risks associated with aggressive growth investing

      -  are saving for a short-term investment

      -  need regular current income

FUND PERFORMANCE
      The following charts show the Fund's performance for the past 10 calendar years through December 31, 2001. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

      YEAR-BY-YEAR TOTAL RETURNS

      Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

[bar chart]

------------------------------------------------------------------------------------------------------------
   55%
   50%                                   50.77%
   45%
   40%                                                                           40.33%
   35%
   30%
   25%               27.52%
   20%                                            20.39%
   15%
   10%
    5%                                                        6.15%
    0%      2.43%               0.00%
   -5%                                                                 -1.61%
  -10%
  -15%
  -20%                                                                                    -11.29%
  -25%                                                                                              -21.02%
------------------------------------------------------------------------------------------------------------
            1992      1993      1994      1995      1996      1997      1998      1999      2000      2001
------------------------------------------------------------------------------------------------------------

[ ] Capital Opportunities Fund
For period shown in bar chart:          Best quarter:  4th quarter 1999, +43.85%
                                       Worst quarter:  3rd quarter 1998, -25.14%

      AVERAGE ANNUAL TOTAL RETURNS

      Average annual total returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The Fund's returns are compared to the Standard & Poor's MidCap 400 Index (S&P Index), an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

      After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      --------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2001
                                                 -------------------------------
                                                   1 YR        5 YR       10 YR
      --------------------------------------------------------------------------
      Capital Opportunities Fund
          Return Before Taxes                    -21.02%       0.53%       9.31%
          Return After Taxes on
             Distributions                       -21.02%      -0.84%       8.41%
          Return After Taxes on
             Distributions and Sale
             of Fund Shares                      -12.80%       0.42%       7.87%
      S&P Index                                   -0.62%      16.11%      15.01%

YOUR EXPENSES
      Expenses are one of several factors to consider before you invest in a mutual fund. This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.

      ANNUAL FUND OPERATING EXPENSES(b)
      --------------------------------------------------------------------------
      (expenses that are deducted from Fund assets)
      --------------------------------------------------------------------------
      Management fee (c)                                               0.90%
      Distribution and service (12b-1) fees                            None
      Other expenses                                                   0.31%
      --------------------------------------------------------------------------
      TOTAL ANNUAL FUND OPERATING EXPENSES                             1.21%

      (a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

      (b) Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.

      (c) The Fund pays a management fee of 0.75% and an administrative fee of 0.15%.

EXPENSE EXAMPLE

      This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

      -     $10,000 initial investment

      -     5% total return each year

      -     Fund operating expenses remain the same

      -     Assumes reinvestment of all dividends and distributions

      -     Redemption at the end of each time period

      Your actual costs may be higher or lower because in reality fund returns and operating expenses change. Expenses based on these assumptions are:

      --------------------------------------------------------------------------
                                       1 yr        3 yrs       5 yrs      10 yrs
      --------------------------------------------------------------------------
      Capital Opportunities Fund      $123        $384        $665        $1,466

THE FUNDS
SMALL COMPANY GROWTH FUND

INVESTMENT GOAL
      The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

      Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that are - or, in the advisor's judgment, have the potential to have - an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

      The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

      The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examines both a fund's investment methodology and the size of the companies in which the fund invests. The advisor generally manages the Fund in accordance with the Morningstar guidelines for a "Small Growth" fund. See Appendix A for a description of the Morningstar categories.

      Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

      As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

PRINCIPAL INVESTMENT RISKS
      The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

      Management risk means that the advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

      Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

      Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

      Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

      The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      WHO SHOULD INVEST IN THE FUND?

      You may want to invest in Small Company Growth Fund if you:

      - are a long-term investor who seeks the potentially greater growth opportunities of small-cap stocks and can tolerate their greater risks

      - can tolerate fluctuations in the Fund's NAV due to greater volatility of small-cap companies

      Small Company Growth Fund is not appropriate for investors who:

      - already have significant holdings in small-cap stocks or mutual funds

      -     want to avoid volatility or possible losses

      -     are saving for a short-term investment

      -     need regular current income

FUND PERFORMANCE
      The following charts show the Fund's performance for each complete calendar year since the Fund commenced operations. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

      YEAR-BY-YEAR TOTAL RETURNS(5)

      Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

[bar chart]

----------------------------------------------------------------------------------
  55%
  50%                                        50.91%
  45%
  40%
  35%
  30%
  25%
  20%            19.93%
  15%                           7.85%
  10%
   5%
   0%
  -5%                                                      -0.73%
 -10%                                                                   -10.16%
 -15%
----------------------------------------------------------------------------------
                  1997          1998          1999          2000          2001
----------------------------------------------------------------------------------

[ ] Small Company Growth Fund

For period shown in bar chart:        Best quarter:    4th quarter 1999, +36.33%
                                      Worst quarter:   3rd quarter 2001, -24.89%
      AVERAGE ANNUAL TOTAL RETURNS

      Average annual total returns are a measure of the Fund's average performance over the past one-year, five-year and the life of the Fund periods. They include the effects of Fund expenses. The Fund's returns are compared to the Russell 2000 Growth Index (Russell 2000 Index), an unmanaged index that tracks the performance of those Russell 2000 companies higher priced-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

      After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      --------------------------------------------------------------------------
                                         PERIODS ENDING DECEMBER 31, 2001
                               -------------------------------------------------
                               INCEPTION                               LIFE OF
                                 DATE         1 YR        5 YRS        THE FUND
--------------------------------------------------------------------------------
Small Company Growth Fund       3/25/96
    Return Before Taxes                      -10.16%     11.73%(5)     12.87%(5)
    Return After Taxes on
       Distributions                         -10.16%      8.74%(5)     10.24%(5)
    Return After Taxes on
       Distributions and
       Sale of Fund Shares                    -6.19%      8.62%(5)      9.79%(5)
Russell 2000 Growth Index           N/A       -9.23%      2.87%         3.40%(6)

      (5) On February 2, 1999, the Colonial Aggressive Growth Fund (Predecessor Fund) was reorganized into the Small Company Growth Fund. The Predecessor Fund had multiple classes of shares consisting of Class A, Class B, and Class C shares. The performance information contained in the chart and total returns prior to February 2, 1999 are based on the historical returns of the Predecessor Fund's Class A shares, which unlike the Fund's Class S shares, had a 0.25% 12b-1 fee. This chart does not reflect the sales load of the Predecessor Fund's Class A shares. Performance information after February 2, 1999 is based on the historical returns for the Fund.

      (6)   Performance information is from March 31, 1996.

YOUR EXPENSES
      Expenses are one of several factors to consider before you invest in a mutual fund. This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.

ANNUAL FUND OPERATING EXPENSES (b)
--------------------------------------------------------------------------
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
Management fee(c)(d)                                             1.00%
Distribution and service (12b-1) fees                            None
Other expenses(d)                                                0.81%
--------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(d)                          1.81%

      (a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

      (b) Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.

      (c) The Fund pays a management fee of 0.85% and an administrative fee of 0.15%.

      (d) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.50%. As a result, the actual management fee would be 0.69% and total annual fund operating expenses would be 1.50%. This arrangement may be modified or terminated by the advisor at any time.

EXPENSE EXAMPLE

      This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

      -     $10,000 initial investment

      -     5% total return each year

      -     Fund operating expenses remain the same

      -     Assumes reinvestment of all dividends and distributions

      -     Redemption at the end of each time period

      Your actual costs may be higher or lower because in reality fund returns and operating expenses change. Expenses based on these assumptions are:

--------------------------------------------------------------------------------
                                       1 yr        3 yrs       5 yrs      10 yrs
--------------------------------------------------------------------------------
Small Company Growth Fund             $  184      $  569      $  980      $2,127

FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years or for the period of a Fund's operations (if shorter), which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information is included in the Funds' financial statements, which, for the three years ended September 30, 2001, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Funds' annual reports. The information for periods through September 30, 1998, is included in the Funds' (other than Small Company Growth Fund) financial statements which have been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 800-338-2550.

      The fiscal year of Small Company Growth Fund ran from July 1 to June 30 through June 30, 1999 when it was changed to September 30. Information for that Fund through June 30, 1998, has been derived from the financial statements of Colonial Aggressive Growth Fund (Predecessor Fund). Information for the fiscal year ended June 30, 1999 is a combination of Class A of the Predecessor Fund (through February 2, 1999) and Small Company Growth Fund for the remainder of the period. Certain information reflects the financial results for a single share of Class A of the Predecessor Fund outstanding throughout the period from March 31, 1996 through June 30, 1998. PricewaterhouseCoopers LLP has audited this information for all periods presented for that Fund.

BALANCED FUND

PER SHARE DATA
--------------------------------------------------------------------------------

                                                                          YEAR ENDED SEPTEMBER 30,
                                                      2001           2000           1999           1998           1997
NET ASSET VALUE, BEGINNING OF PERIOD ($)             32.73          32.35          30.70          33.41          30.07

INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(a)                              0.59           0.66           0.78           0.95           0.95
Net realized and unrealized gain
   (loss) on investments                             (6.05)          2.91           3.85          (0.90)          5.61
Total from Investment Operations                     (5.46)          3.57           4.63           0.05           6.56

DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                           (0.54)         (0.69)         (0.90)         (0.76)         (0.96)
From net realized capital gains                      (1.52)         (2.50)         (2.08)         (2.00)         (2.26)
Total Distributions Declared to Shareholders         (2.06)         (3.19)         (2.98)         (2.76)         (3.22)

NET ASSET VALUE, END OF PERIOD ($)                   25.21          32.73          32.35          30.70          33.41

Total return (%)(b)                                 (17.57)         11.55          15.74           0.14          23.60

RATIOS TO AVERAGE NET ASSETS (%):
Expenses(c)                                           1.30           1.17           1.14(d)        1.03           1.05
Net investment income(c)                              2.07           2.03           2.35(d)        2.90           3.02
Portfolio turnover rate (%)                            N/A            N/A            N/A            N/A             15(e)
Net assets, end of period(000's) ($)               169,129        235,606        250,690        247,852        284,846

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(d) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of seven basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

(e)   Prior to the commencement of operations of the Portfolio.

GROWTH STOCK FUND

PER SHARE DATA
--------------------------------------------------------------------------------

                                                                            YEAR ENDED SEPTEMBER 30,
                                                        2001           2000           1999           1998           1997
NET ASSET VALUE, BEGINNING OF PERIOD ($)               59.67          47.20          34.71          35.29          28.79

INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(loss)(a)                         (0.02)         (0.25)         (0.08)         (0.04)          0.01
Net realized and unrealized gain
   (loss) on investments                              (23.33)         16.16          12.57           1.61           8.79
Total from Investment Operations                      (23.35)         15.91          12.49           1.57           8.80

DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                --             --             --             --          (0.07)
From net realized gains                                (7.98)         (3.44)            --          (2.15)         (2.23)
Total Distributions Declared to Shareholders           (7.98)         (3.44)            --          (2.15)         (2.30)

NET ASSET VALUE, END OF PERIOD ($)                     28.34          59.67          47.20          34.71          35.29

Total return (%)(b)                                   (43.48)         35.04          35.98           4.69          33.10

RATIOS TO AVERAGE NET ASSETS (%):
Expenses(c)                                             0.95           0.95           0.97(d)        1.03           1.07
Net investment income(loss)(c)                         (0.05)         (0.44)         (0.18)(d)      (0.10)          0.04
Portfolio turnover rate (%)                              N/A            N/A            N/A            N/A              5(e)(f)
Net assets, end of period(000's) ($)                 551,474      1,083,271        831,338        615,345        607,699

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(d) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended September 30, 1999 without the reduction.

(e)   Prior to the commencement of operations of the Portfolio.

(f)   Not annualized.

GROWTH INVESTOR FUND, CLASS S

PER SHARE DATA
--------------------------------------------------------------------------------

                                                                          PERIOD ENDED
                                             YEAR ENDED SEPTEMBER 30,     SEPTEMBER, 30
                                                 2001          2000          1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD ($)        12.23          9.45         10.00

INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss(b)                          (0.02)        (0.05)        (0.02)
Net realized and unrealized gain
   (loss) on investments                        (4.84)         2.83         (0.53)
Total from Investment Operations                (4.86)         2.78         (0.55)

NET ASSET VALUE, END OF PERIOD ($)               7.37         12.23          9.45

Total return (%)(c)                            (39.74)        29.42(c)      (5.50)(d)

RATIOS TO AVERAGE NET ASSETS (%):
Net expenses                                     1.09          1.08          1.10(e)
Net investment loss                             (0.24)        (0.51)        (0.34)(e)
Waiver/reimbursement                             0.49          0.74          1.24(e)
Net assets, end of period(000's) ($)           11,836        19,990        11,329

(a)   From commencement of operations on March 31, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)   Not annualized.

(e)   Annualized.

MIDCAP GROWTH FUND, CLASS S

PER SHARE DATA
--------------------------------------------------------------------------------

                                                                                                          PERIOD ENDED
                                                                YEAR ENDED SEPTEMBER 30,                  SEPTEMBER 30,
                                                     2001          2000          1999          1998          1997(a)
NET ASSET VALUE, BEGINNING OF PERIOD ($)            16.84         12.51         10.41         10.77         10.00

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (loss)(b)                     (0.11)        (0.16)        (0.10)        (0.07)         0.00(c)
Net realized and unrealized gain
   (loss) on investments                            (7.83)         7.11          2.20         (0.29)         0.77
Total from Investment Operations                    (7.94)         6.95          2.10         (0.36)         0.77

DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net realized gains                             (0.68)        (2.62)           --            --            --
In excess of net realized gains                     (0.00)(c)        --            --            --            --
Total Distributions Declared to Shareholders        (0.68)        (2.62)           --            --            --

NET ASSET VALUE, END OF PERIOD ($)                   8.22         16.84         12.51         10.41         10.77

Total return (%)(d)(e)                             (48.60)        55.83         20.17         (3.34)         7.70(f)

RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                          1.25          1.25          1.25(h)       1.25          1.25(i)
Net investment income(loss)(g)                      (0.93)        (0.93)        (0.97)(h)     (0.64)         0.02(i)
Waiver/reimbursement                                 0.44          0.12          0.29          0.19          0.49(i)
Portfolio turnover rate (%)                           232           242           133            75             3(f)
Net assets, end of period (000's) ($)              30,245        65,776        44,359        49,974        49,830

(a)   From commencement of operations on June 30, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Less than $(0.01).

(d) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)   Total return at net asset value assuming all distributions reinvested.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of 0.11% as a result of expenses accrued in a prior period. The Fund's gross expense ratio of 1.54% reflects the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

(i)   Annualized.

FOCUS FUND

PER SHARE DATA
--------------------------------------------------------------------------------

                                                                                            PERIOD ENDED
                                                         YEAR ENDED SEPTEMBER 30,           SEPTEMBER 30,
                                                     2001          2000          1999          1998(a)
NET ASSET VALUE, BEGINNING OF PERIOD ($)            15.45         11.78          8.73         10.00

INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss(b)                              (0.07)        (0.08)        (0.05)        (0.00)(c)
Net realized and unrealized gain                    (6.08)         4.39          3.10         (1.27)
   (loss) on investments
Total from Investment Operations                    (6.15)         4.31          3.05         (1.27)

DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net realized gain                              (1.54)        (0.64)           --            --
In excess of net realized gain                      (0.21)           --            --            --
Total Distributions Declared to Shareholders        (1.75)        (0.64)           --            --

NET ASSET VALUE, END OF PERIOD ($)                   7.55         15.45         11.78          8.73

Total return (%)(d)                                (43.64)        37.67         35.05        (12.70)(e)(f)

RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                          1.48          1.35          1.49          1.50(h)
Net investment loss(g)                              (0.60)        (0.60)        (0.47)        (0.12)(h)
Waiver/reimbursement                                   --            --            --          0.11(h)
Portfolio turnover rate (%)                            56            77            68            21(e)
Net assets, end of period(000's) ($)               39,940        79,651        59,647        44,716

(a)   From commencement of operations on June 26, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Less than $(0.01).

(d)   Total return at net asset value assuming all distributions reinvested.

(e)   Not annualized

(f)   Computed giving effect to advisor's expense limitation undertaking.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h)   Annualized.

CAPITAL OPPORTUNITIES FUND

PER SHARE DATA
--------------------------------------------------------------------------------

                                                                             YEAR ENDED SEPTEMBER 30,
                                                         2001           2000           1999           1998           1997
NET ASSET VALUE, BEGINNING OF PERIOD ($)                42.24          28.64          25.25          29.10          31.04

INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss(a)                                  (0.22)         (0.34)         (0.17)         (0.25)         (0.17)
Net realized and unrealized gain
   (loss) on investments and foreign currency          (18.57)         17.93           3.56          (3.60)         (1.77)
Total from Investment Operations                       (18.79)         17.59           3.39          (3.85)         (1.94)

DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net realized gains                                 (5.54)         (3.99)            --             --             --
In excess of net realized gains                           (b)             --             --             --             --
Total Distributions Declared to Shareholders            (5.54)         (3.99)            --             --             --

NET ASSET VALUE, END OF PERIOD ($)                       17.91          42.24          28.64          25.25          29.10

Total return(%)(c)                                     (49.37)         66.20          13.43         (13.23)         (6.25)

RATIOS TO AVERAGE NET ASSETS (%):
Expenses(d)                                              1.21           1.19           1.19(e)        1.20           1.17
Net investment loss(d)                                  (0.84)         (0.90)         (0.72)(e)      (0.72)         (0.69)
Portfolio turnover rate (%)                               164            119             88             47             35
Net assets, end of period (000's)($)                  256,445        564,083        411,347        681,133      1,110,642

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(e) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of twelve basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflects the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

SMALL COMPANY GROWTH FUND

PER SHARE DATA
--------------------------------------------------------------------------------

                                                                                    PERIOD ENDED       YEAR ENDED
                                                    YEAR ENDED SEPTEMBER 30,        SEPTEMBER 30,        JUNE 30,
                                                     2001             2000             1999(a)            1999(b)
NET ASSET VALUE, BEGINNING OF PERIOD ($)            22.17            13.50            12.79              14.39

INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss(c)                              (0.13)           (0.18)           (0.03)             (0.09)
Net realized and unrealized gain
   (loss) on investments                            (8.65)            9.86             0.74               0.19
Total from Investment Operations                    (8.78)            9.68             0.71               0.10

LESS DISTRIBUTIONS TO SHAREHOLDERS ($):
From net realized gains                             (3.24)           (1.01)              --              (1.70)
In excess of net realized gains                     (0.04)              --               --                 --
Total Distributions Declared to Shareholders        (3.28)           (1.01)              --              (1.70)

NET ASSET VALUE, END OF PERIOD ($)                  10.11            22.17            13.50              12.79

Total return (%)(d)(e)                             (43.40)           75.42             5.55(f)            1.71

RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                             1.49(g)          1.50(h)          1.50(g)(i)         1.52(g)
Net investment loss                                 (0.97)(g)        (0.92)(h)        (0.93)(g)(i)       (0.78)(g)
Waiver/reimbursement                                 0.32             0.44             2.23(i)            2.53
Portfolio turnover rate (%)                           168              160               27(f)             105
Net assets, end of period (000's)($)               20,357           36,509            9,913              9,293

(a) The Fund changed its fiscal year end from June 30 to September 30. Information presented is for the period July 1, 1999 through September 30, 1999.

(b) The Fund was reorganized into a single class fund as of February 3, 1999. On that date, Class A shares of the Colonial Aggressive Growth Fund (CAGF) were exchanged into a single series of the Fund (Class S). Class B and Class C shares were terminated. For the period July 1, 1998 through February 2, 1999, the distributor was CAGF's principal underwriter. The distributor retained no net underwriting discounts on CAGF's Class A shares and no contingent deferred sales charges on Class A, Class B or Class C share redemptions. From July 1, 1998 through February 2, 1999, CAGF operated under a 12b-1 plan, which required the payment of a service fee to the distributor equal to 0.25% annually of CAGF's net assets as of the 20th of each month. The plan also required the payment of a distribution fee equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only. Any CDSC and fees received from the 12b-1 plan were used principally as repayment to the distributor for amounts paid by the distributor to dealers who sold such shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge, if applicable.

(e) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g)   The benefits derived from custody credits had no impact.

(h) The benefits derived from custody credits had an impact of 0.01% for the year ended September 30, 2000.

(i)   Annualized.

YOUR ACCOUNT

PURCHASING SHARES
      You will not pay a sales charge when you purchase Fund shares. Your purchases are made at the net asset value next determined after the Fund receives your check, wire transfer or electronic transfer. If a Fund receives your check, wire transfer or electronic transfer after the close of regular trading on the New York Stock Exchange (NYSE) -- normally 4 p.m. Eastern time -- your purchase is effective on the next business day.

      GROWTH STOCK FUND, GROWTH INVESTOR FUND AND MIDCAP GROWTH FUND ACCOUNTS

      Growth Stock Fund is closed to purchases (including exchanges) by new investors except for purchases by eligible investors as described below. If you are already a shareholder of Growth Stock Fund, you may continue to add to your account or open another account with the Fund in your name. In addition, you may open a new Growth Stock Fund account if:

      - you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, as of October 15, 1997, and you are opening a new Growth Stock Fund account by exchange or by dividend reinvestment;

      -     you are a client of Stein Roe;

      - you are a trustee of the Trust; an employee of Stein Roe, or certain of its affiliated companies; or a member of the immediate family of any trustee or employee;

      - you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of October 15, 1997, had one or more clients who were Growth Stock Fund shareholders; or

      - you purchase shares for an employee benefit plan, the records for which are maintained by a trust company or third-party administrator under an investment program with Growth Stock Fund.

      Class S shares of Growth Investor Fund are no longer available for purchase by new investors except for purchases by eligible investors as described below. Shares of that Fund outstanding on November 22, 1999 were redesignated Class S shares. Like the existing shares from which they were converted, Class S shares are no-load shares carrying no sales charge or 12b-1 fee. If you own Class S shares of Growth Investor Fund, you may continue to purchase additional Class S shares of that Fund for your account or you may open another Class S share account with that Fund. In addition, you may open a new Class S share account if:

      - as of October 31, 1999, you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, and you are opening a new account by exchange or by dividend reinvestment;

      -     you are a client of Stein Roe;

      - you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of October 31, 1999, held shares of Growth & Income Fund or Growth Investor Fund for its clients; or

      - you purchase shares for an employee benefit plan whose records are maintained by a trust company or plan administrator under an investment program that included Growth & Income Fund or Growth Investor Fund on October 31, 1999.

      Class S shares of Midcap Growth Fund are no longer available for purchase by new investors except for purchases by eligible investors as described below. Shares of the Fund outstanding on July 24, 2000 were redesignated Class S shares. Like the existing shares from which they were converted, Class S shares are no-load shares carrying no sales charge or 12b-1 fee. If you own Class S shares of the Fund, you may continue to purchase additional Class S shares of that Fund for your account or you may open another Class S share account with that Fund. In addition, you may open a new Class S share account if:

      - as of July 24, 2000 you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, and you are opening a new account by exchange or by dividend reinvestment;

      -     you are a client of Stein Roe;

      - you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of July 24, 2000, held shares of the Fund for its clients; or

      - you purchase shares for an employee benefit plan whose records are maintained by a trust company or plan administrator under an investment program that included the Fund on July 24, 2000.

      If you have questions about your eligibility to purchase shares of Growth Stock Fund or Class S shares of Growth Investor Fund or Midcap Growth Fund, please call 800-338-2550.

      PURCHASES THROUGH THIRD PARTIES

      If you purchase Fund shares through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Funds offer. There are no charges or limitations if you purchase shares directly from a Fund, except those fees described in this prospectus.

      If an intermediary is an agent or designee of the Funds, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

      CONDITIONS OF PURCHASE

      An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. A Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its investors. A Fund may waive or lower its investment minimums for any reason. If you participate in the Stein Roe Counselor(SM) program or are a client of Stein Roe Investment Counsel, the minimum initial investment is determined by those programs.

                                ACCOUNT MINIMUMS
--------------------------------------------------------------------------------
                                   MINIMUM TO       MINIMUM           MINIMUM
TYPE OF ACCOUNT                 OPEN AN ACCOUNT     ADDITION          BALANCE
--------------------------------------------------------------------------------
Regular                             $2,500            $100             $1,000

Custodial (UGMA/UTMA)               $1,000            $100             $1,000

Automatic Investment Plan           $1,000            $ 50                 --

Roth and Traditional IRA            $  500            $ 50             $  500

Educational IRA                     $  500            $ 50*            $  500

*Maximum $2,000 contribution per calendar year per child.

OPENING AN ACCOUNT

                               OPENING OR ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------
                  BY MAIL:                             BY WIRE:
--------------------------------------------------------------------------------------------
OPENING AN        Complete the application.            Mail your application to the address
ACCOUNT           Make check payable to Stein Roe      listed on the left, then call
                  Mutual Funds.                        800-338-2550 to obtain an account
                                                       number.  Include your Social
                  Mail application and check to:       Security Number.  To wire funds, use
                      Stein Roe Mutual Funds           the instructions below.
                      P.O. Box 8900
                      Boston, MA 02205-8900            Fund Numbers:
                  Overnight address:
                      Stein Roe Mutual Funds           320 -- Midcap Growth Fund (Class S)
                      One Financial Center, 10th       321 -- Focus Fund
                      Floor                                   (Class S)
                      Boston, MA  02111-2621           325 -- Small Company Growth Fund
                                                              (Class S)
                                                       326 -- Growth Investor Fund (Class S)
                                                       331 -- Balanced Fund
                                                       332 -- Growth Stock Fund
                                                       333 -- Capital Opportunities Fund
                                                              (Class S)


ADDING TO AN      Make check payable to Stein Roe      Wire funds to:
ACCOUNT           Mutual Funds.  Be sure to write         Fleet Boston
                  your account number on the check.       ABA:  011000390
                                                          Attn: Liberty Funds Services, Inc.
                  Fill out investment slip (stub            Account No. 98227776
                  from your statement or                  Fund No. __;
                  confirmation) or include a note         Your name (exactly as in the
                  indicating the amount of your             registration).
                  purchase, your account number, and      Your Fund account number.
                  the name in which your account is
                  registered.

                  Mail check with investment slip or
                  note to the address above.

                               OPENING OR ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------
                  BY ELECTRONIC FUNDS             BY EXCHANGE:                 THROUGH AN
                  TRANSFER:                                                    INTERMEDIARY:
--------------------------------------------------------------------------------------------
OPENING AN        You cannot open a new account   By mail, phone, or web.      Contact your
ACCOUNT           via electronic transfer.                                     financial
                                                                               professional.

ADDING TO AN      Call 800-338-2550 to make       By mail, phone, or web.      Contact your
ACCOUNT           your purchase.  To set up                                    financial
                  prescheduled purchases, be                                   professional.
                  sure to elect the Automatic
                  Investment Plan (Stein Roe
                  Asset(SM) Builder) option on
                  your application.

      All checks must be made payable in U. S. dollars and drawn on U. S. banks. Money orders and third-party checks will not be accepted.

DETERMINING SHARE PRICE
      A Fund's share price is its net asset value next determined. Net asset value is the difference between the values of a Fund's assets and liabilities divided by the number of shares outstanding. We determine net asset value at the close of regular trading on the NYSE -- normally 4 p.m. Eastern time, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. If you place an order after that time, you receive the share price determined on the next business day.

      To calculate the net asset value on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or NASDAQ stock market security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

      We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

      We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. Foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

SELLING SHARES
      You may sell your shares any day the Funds are open for business. Please follow the instructions below.


--------------------------------------------------------------------------------
BY MAIL: Send a letter of instruction, in English, including your account number and the dollar value or number of shares you wish to sell. Sign the request exactly as the account is registered. A signature guarantee may be required; please call 800-338-2550 to confirm. All supporting legal documents as required from executors, trustees, administrators, or others acting on accounts not registered in their names, must accompany the request. We will mail the check to your registered address.

BY PHONE:         You may sell your shares by telephone and request that a check be sent to your address of record by calling 800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone redemptions is $100,000 in a 30-day period. This feature is automatically added to your account.

BY WIRE: Fill out the appropriate areas of the account application for this feature. Proceeds of $1,000 or more may be wired to your predesignated bank account. Call 800-338-2550 to give instructions to Stein Roe. There is a $7 charge for wiring redemption proceeds to your bank.

BY ELECTRONIC     Fill out the appropriate areas of the account application for
TRANSFER:         this feature. To request an electronic transfer (not less than
                  $50; not more than $100,000), call 800-338-2550. We will
                  transfer your sale proceeds electronically to your bank. The bank must be a member of the Automated Clearing House (ACH).

BY EXCHANGE:      Call 800-338-2550 to exchange any portion of your Fund shares for shares in any other Stein Roe no-load fund.

BY AUTOMATIC      Send a letter of instruction, in English, including your
EXCHANGE:         account number and the amount to be exchanged to each Fund.
                  Redeem a fixed amount on a regular basis (not less than $50 per month; not more than $100,000) from a Fund for investment in another Stein Roe no-load fund.

BY WEB: You may sell your shares through the Internet and request the proceeds be sent to your address of record or to your pre-designated bank on record via ACH or exchange your shares to any other Stein Roe no-load fund.

      WHAT YOU NEED TO KNOW WHEN SELLING SHARES

      Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions. If you have any questions about the requirements for selling your shares, please call 800-338-2550 before submitting your order.

      A Fund redeems shares at the net asset value next determined after an order has been accepted. We mail proceeds within seven days after the sale. The Funds normally pay wire redemption or electronic transfer proceeds on the next business day.

      We will not pay sale proceeds until your shares are paid for. If you attempt to sell shares purchased by check or electronic transfer within 15 days of the purchase date, we will delay sending the sale proceeds until we can verify that those shares are paid for. You may avoid this delay by purchasing shares by a federal funds wire.

      We use procedures reasonably designed to confirm that telephone instructions are genuine. These include recording the conversation, testing the identity of the caller by asking for account information, and sending prompt written confirmation of the transaction to the shareholder of record. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

      If the amount you redeem is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.

      INVOLUNTARY REDEMPTION

      Except with respect to IRA accounts, if your account value falls below $1,000 (other than as a result of depreciation in share value), the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens.

      LOW BALANCE FEE

      Due to the expense of maintaining accounts with low balances, if your account balance falls below $2,000 ($800 for custodial accounts), you will be charged a low balance fee of $5 per quarter. The low balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more; (2) Stein Roe IRAs; (3) other Stein Roe prototype retirement plans; (4) accounts with automatic investment plans (unless regular investments have been discontinued); or (5) omnibus or nominee accounts. A Fund can waive the fee, at its discretion, in the event of significant market corrections.

EXCHANGING SHARES
      You may exchange Fund shares for shares of other Stein Roe no-load funds. Call 800-338-2550 to request a prospectus and application for the fund you wish to exchange into. Please be sure to read the prospectus carefully before you exchange your shares.

      The account you exchange into must be registered exactly the same as the account you exchange from. You must meet all investment minimum requirements for the fund you wish to exchange into before we can process your exchange transaction.

      An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange Fund shares for shares of another fund.

      We may change, suspend or eliminate the exchange service after notification to you.

      Generally, we limit you to four telephone exchange "roundtrips" per year. A roundtrip is an exchange out of a Fund into another Stein Roe no-load fund and then back to that Fund.

FUND POLICY ON TRADING OF FUND SHARES
      The Funds do not permit short-term or excessive trading in their shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Funds, the Funds reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to a Fund. The fund into which you would like to exchange also may reject your request.

REPORTING TO SHAREHOLDERS
      To reduce the volume of mail you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

DIVIDENDS AND DISTRIBUTIONS

      Each Fund distributes, at least once a year, virtually all of its net investment income and net realized capital gains (including short-term capital gains). The Balanced Fund pays dividends from net investment income quarterly.

      A dividend from net investment income represents the income a Fund earns from dividends and interest received on its investments, after payment of the Fund's and Portfolio's expenses.

      A capital gain is the increase in value of a security that the Fund or Portfolio holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short term or long term depending on whether the Fund or Portfolio held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

      When a Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of that Fund unless you elect on the account application or at the time your account is established to have distributions paid by check.

--------------------------------------------------------------------------------
OPTIONS FOR RECEIVING DISTRIBUTION AND REDEMPTION PROCEEDS:
-     by check
-     by electronic transfer into your bank account
-     a purchase of shares of another Stein Roe fund
-     a purchase of shares in a Stein Roe fund account of another person
--------------------------------------------------------------------------------

      Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and a distribution check is returned to a Fund as undeliverable, or if you do not cash a distribution check within six months of the check date, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of that Fund. All subsequent distributions will be reinvested. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.

      TAX CONSEQUENCES

      Unless you are an entity exempt from income taxes, you are subject to federal income tax on both dividends and capital gains distributions whether you elect to receive them in cash or reinvest them in additional Fund shares. If a Fund declares a distribution in October, November or December, but does not pay it until after December 31 but on or before the next January 31, you will be taxed as if the distribution were paid on December 31. Stein Roe will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

TRANSACTION                                         TAX STATUS
---------------------------------------------------------------------------------------------
Income dividend                                     Ordinary income

Short-term capital gain distribution                Ordinary income

Long-term capital gain distribution                 Long-term capital gain

Sale of shares owned one year or less               Short-term gain taxed as ordinary income;
                                                    loss is subject to special rules

Sale of shares owned more than one year             Long-term capital gain or loss

      In addition to the dividends and capital gains distributions made by a Fund, you may realize a capital gain or loss when selling and exchanging Fund shares. Such transactions may be subject to federal income tax.

      This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of an investment in a Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

      The Funds' principal investment strategies and their associated risks are described above. This section describes other investments the Funds and Portfolios may make and the risks associated with them. In seeking to achieve their investment goal(s), the Funds and Portfolios may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statements of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Funds' shareholders is not required to modify or change the Funds' investment goal(s) or any of their investment strategies.

INITIAL PUBLIC OFFERINGS The Focus Fund and Small Company Growth Fund may invest a portion of their assets in certain types of equity securities including securities offered during a company's initial public offering
      (IPO). An IPO is the sale of a company's securities to the public for the first time. The market price of a security a Fund buys in an IPO may change substantially from the price the Fund paid, soon after the IPO ends. In the short term, the price change may significantly increase or decrease the Fund's total return, and therefore its performance history, after an IPO investment. This is especially so when the Fund's assets are small. However, should the Fund's assets increase, the results of an IPO investment will not cause the Fund's performance history to change as much. Although companies can be of any size or age at the time of their IPO, they are often smaller in size and have a limited operating history which could create greater market volatility for the securities. The advisor intends to limit the Funds' IPO investments to issuers whose debt securities the Funds already own, or issuers which the advisor has specially researched before the IPO. The Funds do not intend to invest more than 5% of their assets, at the time of purchase, in IPOs and do not intend to buy them for the purpose of immediately selling (also known as flipping) the security after its public offering.

FUTURES AND OPTIONS Balanced Portfolio and Midcap Growth Fund may use futures to gain exposure to groups of stocks or individual issuers. The Portfolio and Fund use futures to invest cash pending direct investments in stocks and to enhance their return. Balanced Portfolio also uses futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Portfolio's fixed-income security holdings. Balanced Portfolio uses options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities.

      However, the Portfolio and Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

SHORT SALES Small Company Growth Fund and Balanced Portfolio's short sales are subject to special risks. A short sale involves the sale by a Portfolio or Fund of a security that it does not own in the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Portfolio or Fund borrows the security from a third party. The Portfolio or Fund is then obligated to return the security to the third party at a later date, and so they must purchase the security at the market price on such later date. If the price of the security has increased, then the Portfolio or Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio or Fund.

PORTFOLIO TURNOVER There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% (200% in the case of Small Company Growth Fund and Capital Opportunities Fund and 250% in the case of Midcap Growth Fund) under normal conditions. The Funds and Portfolios generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds and Portfolios will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return.

INTERFUND LENDING PROGRAM The Funds and Portfolios may lend money to and borrow money from other funds advised by Stein Roe. They will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

MASTER/FEEDER STRUCTURE Unlike mutual funds that directly acquire and manage their own portfolio of securities, the Balanced Fund, Growth Stock Fund and Growth Investor Fund are "feeder" funds in a "master/feeder" structure. This means that the Funds invest their assets in a larger "master" portfolio of securities, which has an investment goal and policies substantially identical to those of the Funds. The investment performance of the Funds depends upon the investment performance of the Portfolios. If the investment policies of a Portfolio and a Fund became inconsistent, the Board of Trustees of the Fund will decide what actions to take. One action the Board of Trustees may recommend is the withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGIES At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's or Portfolio's normal investment activities. During such times, the Fund or Portfolio may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund or Portfolio from achieving its investment goals.

THE FUNDS' MANAGEMENT

INVESTMENT ADVISOR  Stein Roe & Farnham Incorporated (Stein Roe), located at One
      South Wacker Drive, Chicago, IL 60606, is the Funds' investment advisor. In its duties as investment advisor, Stein Roe runs the Funds' and Portfolios' day-to-day business, including placing all orders for the purchase and sale of their portfolio securities. Stein Roe (and its predecessor) has been an investment advisor since 1949. As of December 31, 2001, Stein Roe managed over $16.27 billion in assets.

      Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Funds. Stein Roe and Colonial are registered investment advisors. Stein Roe, Colonial and the other entities that make up LFG are indirect, wholly owned subsidiaries of FleetBoston Financial Corporation.

      For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe by the Funds and indirectly by the Funds as a shareholder of the Portfolios amounted to the following percentage of average daily net assets of each respective Fund:

Fund/Portfolio                                                           Fee (%)
--------------------------------------------------------------------------------
Balanced Fund/Portfolio                                                  0.55

Growth Stock Fund/Portfolio                                              0.55

Growth Investor Fund/Portfolio                                           0.07

Midcap Growth Fund                                                       0.31

Focus Fund                                                               0.75

Capital Opportunities Fund                                               0.75

Small Company Growth Fund                                                0.53

      Stein Roe may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a portfolio, pursuant to procedures adopted by the Board of Trustees.

PORTFOLIO MANAGERS

      BALANCED FUND/BALANCED PORTFOLIO -- Harvey B. Hirschhorn, portfolio manager since 1996; Sandra Knight, associate portfolio manager since 1996.

      GROWTH STOCK FUND/GROWTH STOCK PORTFOLIO -- Erik P. Gustafson, portfolio manager since 1994; David P. Brady, associate portfolio manager since 1996.

      GROWTH INVESTOR FUND/GROWTH INVESTOR PORTFOLIO -- Erik P. Gustafson and David P. Brady, co-portfolio managers since 1995.

      MIDCAP GROWTH FUND -- Steve D. Hayward, portfolio manager since November, 1999.

      FOCUS FUND -- David P. Brady, portfolio manager since June, 1998.

      CAPITAL OPPORTUNITIES FUND -- David P. Brady, portfolio manager since April, 2000; Steve D. Hayward, portfolio manager since November, 1999.

      SMALL COMPANY GROWTH FUND -- William M. Garrison, portfolio manager since September, 1998.

      David P. Brady, a senior vice president of Stein Roe, joined Stein Roe in 1993 and served as an associate portfolio manager until 1995. Mr. Brady has managed various other funds for Stein Roe since March, 1995. He holds a B.S. degree in finance, graduating Magna Cum Laude, from the University of Arizona, and a M.B.A. degree from the University of Chicago.

      William M. Garrison, a senior vice president of Stein Roe, joined Stein Roe in 1989 as a research associate and has managed various funds for Stein Roe since September, 1998. He earned an A.B. degree from Princeton University and a M.B.A. degree from the University of Chicago.

      Erik P. Gustafson, a senior vice president of Stein Roe, joined Stein Roe in 1992 as a portfolio manager for privately managed accounts. Mr. Gustafson currently manages various other funds for Stein Roe and its affiliates. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.

      Steve D. Hayward, a senior vice president of Stein Roe, joined Stein Roe as a portfolio manager in November, 1999. Mr. Hayward served as a vice president of investments for M & I Investment Management from 1993 to 1999. He earned a B.A. degree from North Park College and a M.B.A. degree in finance from Loyola University.

      Harvey B. Hirschhorn joined Stein Roe in 1973 and is executive vice president and chief economist and investment strategist. He holds an A.B. degree from Rutgers University and a M.B.A. degree from the University of Chicago, and is a chartered financial analyst.

      Sandra Knight is a vice president of Stein Roe, which she joined in 1991 as a quantitative analyst. She earned a B.S. degree from Lawrence Technological University and a M.B.A. degree from Loyola University of Chicago.

      Stein Roe has retained Nordea Investment Management North America, Inc. (Nordea), as sub-advisor to manage a portion of the Balanced Fund's foreign securities. The sub-advisory agreement with Nordea provides that Stein Roe shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.

      Nordea is located at 13-15 West 54th Street, New York, NY 10019. In addition to sub-advising the Fund, Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is a indirect, wholly owned subsidiary of Nordea AB, one of Scandinavia's leading financial institutions.

      Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Balanced Fund.

APPENDIX A

MORNINGSTAR CATEGORIES In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar, Inc. (Morningstar) developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

      Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Mid-Cap, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories:
      Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Heath Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.

MORNINGSTAR STYLE BOX The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

      The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

           VALUE      BLEND     GROWTH
            / 1 /      / 2 /     / 3 / LARGE

            / 4 /      / 5 /     / 6 / MID-CAP

            / 7 /      / 8 /     / 9 / SMALL

      The equity style box for domestic stock funds comprises two components:
      MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

      MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

      Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

      VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

      For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual reports contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling:

Stein Roe Mutual Funds
One Financial Center
Boston, MA  02111
800-338-2550
www.steinroe.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

Investment Company Act file number:
Liberty-Stein Roe Funds Investment Trust:  811-04978
-     Stein Roe Balanced Fund
-     Stein Roe Growth Stock Fund
-     Stein Roe Growth Investor Fund
-     Stein Roe Midcap Growth Fund
-     Stein Roe Focus Fund
-     Stein Roe Capital Opportunities Fund
-     Stein Roe Small Company Growth Fund

DIR-01/550I-0102


                         LIBERTY FUNDS DISTRIBUTOR, INC.

           Statement of Additional Information Dated February 1, 2002


                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                     One Financial Center, Boston, MA 02111
                                  800-338-2550


                                    BALANCED
--------------------------------------------------------------------------------
                             Stein Roe Balanced Fund

                                     GROWTH
--------------------------------------------------------------------------------

Stein Roe Growth Stock Fund
Stein Roe Midcap Growth Fund, Class S
Stein Roe Growth Investor Fund,  Class S
Stein Roe Focus Fund, Class S
Stein Roe Capital Opportunities Fund, Class S
Stein Roe Small Company Growth Fund, Class S

         This Statement of Additional Information ("SAI") is not a prospectus, but provides additional information that should be read in conjunction with the Funds' prospectuses dated February 1, 2002 and any supplements thereto ("Prospectuses"). Financial statements, which are contained in the Funds' September 30, 2001, Annual Reports, are incorporated by reference into this SAI. The Prospectuses and Annual Reports may be obtained at no charge by telephoning 800-338-2550.


                                TABLE OF CONTENTS


                                                                            Page
General Information and History ...........................................   2
Investment Policies .......................................................   4
Portfolio Investments and Strategies ......................................   4
Investment Restrictions ...................................................  19
Additional Investment Considerations ......................................  21
Purchases and Redemptions .................................................  22
Management ................................................................  27
Financial Statements ......................................................  35
Principal Shareholders ....................................................  35
Investment Advisory and Other Services ....................................  37
Distributor ...............................................................  40
Transfer Agent ............................................................  40
Custodian .................................................................  41
Independent Accountants ...................................................  41
Portfolio Transactions ....................................................  42
Additional Income Tax Considerations ......................................  47
Investment Performance ....................................................  48
Master Fund/Feeder Fund: Structure and Risk Factors .......................  54
Appendix -- Ratings .......................................................  56



DIR-16/551I-0102

                         GENERAL INFORMATION AND HISTORY
--------------------------------------------------------------------------------
         The mutual funds described in this SAI (referred to collectively as the "Funds") are separate series of Liberty-Stein Roe Funds Investment Trust (the "Trust"). The Funds and the dates they commenced operations are:

                                                                    COMMENCEMENT
FUND                                                                    DATE
----------------------------------------------------------------    ------------
Stein Roe Balanced Fund ("Balanced Fund")                             10/04/49

Stein Roe Growth Stock Fund ("Growth Stock Fund")                     07/01/58

Stein Roe Growth Investor Fund, Class S ("Growth Investor Fund")      03/31/99

Stein Roe Midcap Growth Fund, Class S ("Midcap Growth Fund")          06/30/97

Stein Roe  Focus Fund, Class S ("Focus Fund")                         06/26/98

Stein Roe Capital Opportunities Fund, Class S ("Capital               06/10/63
Opportunities Fund")

Stein Roe Small Company Growth Fund, Class S ("Small Company          02/02/99
Growth Fund")


         On February 1, 1996, the names of the Trust and of each then-existing Fund were changed to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999, from "Stein Roe Investment Trust to "Liberty-Stein Roe Funds Investment Trust." Prior to February 1, 1995, the name of Growth Stock Fund was SteinRoe Stock Fund; prior to April 17, 1996, the name of Balanced Fund was Stein Roe Total Return Fund; and prior to May 6, 1999, the name of Midcap Growth Fund was Stein Roe Growth Opportunities Fund and prior to September 25, 2000, the name of the Focus Fund was Stein Roe Large Company Focus Fund.


         Stein Roe Midcap Growth Fund, Class S is a separate class of Liberty Midcap Growth Fund (formerly, Stein Roe Midcap Growth Fund) and Stein Roe Growth Investor Fund, Class S, is a separate class of Liberty Growth Investor Fund (formerly, Stein Roe Advisor Growth Investor Fund).

         The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series, each with one or more classes of shares, as the Board may authorize. Currently, 12 series are authorized and outstanding. Each series invests in a separate portfolio of securities and other assets, with its own objectives and policies.


         Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations. The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

         Each share of a series (or class thereof) is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series (or class thereof), and all shares of a series have equal rights in the event of liquidation of that series (or class thereof). Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE
--------------------------------------------------------------------------------

         Rather than invest in securities directly, certain Funds seek to achieve their objectives by pooling their assets with those of other investment companies for investment in a master fund having the identical investment objective and substantially the same investment policies as its feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Each feeder Fund has invested all of its assets in a separate master fund that is a series of SR&F Base Trust since February 3, 1997, except for Growth Investor Fund, which commenced operations on March 31, 1999:

     FEEDER FUND                            MASTER FUND
     -----------                            -----------
 Balanced Fund            SR&F Balanced Portfolio ("Balanced Portfolio")
 Growth Stock Fund        SR&F Growth Stock Portfolio ("Growth Stock Portfolio")
 Growth Investor Fund     SR&F Growth Investor Portfolio ("Growth Investor
                          Portfolio")

         The master funds are referred to collectively as the "Portfolios." For more information, please refer to Master Fund/Feeder Fund: Structure and Risk Factors. Midcap Growth Fund, Focus Fund, Capital Opportunities Fund, and Small Company Growth Fund may convert into feeder funds at some time in the future.


         Stein Roe provides administrative and accounting and recordkeeping services to the Funds and Portfolios and provides investment management services to each Portfolio, Midcap Growth Fund, Focus Fund, Capital Opportunities Fund, and Small Company Growth Fund.


                               INVESTMENT POLICIES
--------------------------------------------------------------------------------

         The Trust and SR&F Base Trust are open-end management investment companies. The Funds and the Portfolios are diversified, as that term is defined in the Investment Company Act of 1940, except for Focus Fund, which is non-diversified.

         The investment objectives and policies are described in the prospectuses under The Funds. In pursuing its respective objective, each Fund or Portfolio may employ the investment techniques described in its Prospectus and Portfolio Investments and Strategies in this SAI. Each investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities."(1)

                      PORTFOLIO INVESTMENTS AND STRATEGIES
--------------------------------------------------------------------------------

         Unless otherwise noted, for purposes of discussion under Portfolio Investments and Strategies, the term "Fund" refers to each Fund and each Portfolio.

DEBT SECURITIES
--------------------------------------------------------------------------------

         In pursuing its investment objective, each Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.


         Investments in debt securities by Balanced Portfolio, and Growth Stock Portfolio are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, deemed to be of comparable quality by Stein Roe. Focus Fund and Growth Investor Fund may invest up to 35% of their assets in debt securities, but do not expect to invest more than 5% of their


----------

1        A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

assets in debt securities that are rated below investment grade. Midcap Growth Fund and Small Company Growth Fund may invest up to 20% of their assets in debt securities, but do not expect to invest more than 5% of their assets in debt securities that are rated below investment grade.


         Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Stein Roe will consider that fact in determining whether that Fund should continue to hold the security.

         Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

         When Stein Roe determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, a Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

DERIVATIVES
--------------------------------------------------------------------------------

         Consistent with its objective, a Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

         Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

         The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

         No Fund currently intends to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See Options and Futures below.)

         Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

         Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

         Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

         Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

         By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Stein Roe will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet Stein Roe's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Stein Roe's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

         Each Fund may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts ("ADRs") or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. A Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, a Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. No Fund intends to invest, nor during the past fiscal year has any Fund invested, more than 5% of its net assets in unsponsored ADRs.


         With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging markets.

         Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

         Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         The Funds' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. No Fund may engage in "speculative" currency exchange transactions.

         At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.

         If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

STRUCTURED NOTES
--------------------------------------------------------------------------------

         Structured Notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered Rate ("LIBOR")), stock indices such as the S&P 500 Index and the price fluctuations of a particular security. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a Fund to tailor its investments to the specific risks and returns Stein Roe wishes to accept while avoiding or reducing certain other risks.


SWAPS, CAPS, FLOORS AND COLLARS
--------------------------------------------------------------------------------

         A Fund may enter into swaps and may purchase or sell related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities it purchases at a later date. The Funds intend to use these techniques as hedges and not as speculative investments and will not sell interest rate income stream a Fund may be obligated to pay.

         A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if Stein Roe determines it is consistent with its investment objective and policies.

         A swap agreement tends to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its net asset value.

         The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's Investors Service, Inc. or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by Stein Roe.

         The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and floor that preserves a certain return within a predetermined range of interest rates or values.

         At the time a Fund enters into swap arrangements or purchases or sells caps, floors or collars, liquid assets of the Fund having a value at least as great as the commitment underlying the obligations will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         Subject to restriction (5) under Investment Restrictions in this SAI, a Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Stein Roe's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund loaned portfolio securities during the fiscal year ended September 30, 2001 nor does it currently intend to loan more than 5% of its net assets.


REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

         A Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to a Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Fund could experience both losses and delays in liquidating its collateral.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

         A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Stein Roe deems it advisable for investment reasons. No Fund had during its last fiscal year, nor does any Fund currently intend to have, commitments to purchase when-issued securities in excess of 5% of its net assets.


         A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. No Fund entered into reverse repurchase agreements during the fiscal year ended September 30, 2001.

         At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

SHORT SALES "AGAINST THE BOX"
--------------------------------------------------------------------------------

         A Fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. Other than Small Company Growth Fund, a Fund may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

         In a short sale against the box, a Fund does not deliver from its portfolio the securities sold. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

         Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of a Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Up to 20% of the assets of Balanced Portfolio may be involved in short sales against the box, but no other Fund currently expects that more than 5% of its total assets would be involved in short sales against the box.

RULE 144A SECURITIES
--------------------------------------------------------------------------------

         A Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). That Rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Stein Roe, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Stein Roe will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Stein Roe could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Fund expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by Stein Roe.


LINE OF CREDIT
--------------------------------------------------------------------------------

         Subject to restriction (6) under Investment Restrictions in this SAI, a Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

INTERFUND BORROWING AND LENDING PROGRAM
--------------------------------------------------------------------------------

         Pursuant to an exemptive order issued by the Securities and Exchange Commission, a Fund may lend money to and borrow money from other mutual funds advised by Stein Roe. A Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

         Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, Capital Opportunities Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Funds' flexibility of investment and emphasis on growth of capital, they may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in a Fund, if it should occur, would result in increased transaction expenses, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

OPTIONS ON SECURITIES AND INDEXES
--------------------------------------------------------------------------------


         A Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.


         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------------------------------------

         A Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(2) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase that Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on accurate predictions of changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official

----------

2        A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES
--------------------------------------------------------------------------------

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES
--------------------------------------------------------------------------------

         If other options, futures contracts, or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

         A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(3) would exceed 5% of the Fund's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

         A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-

----------

3        A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES
--------------------------------------------------------------------------------

         If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If a Fund writes an equity call option(4) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

         For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

----------

4        An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

         If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

         In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

         Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

         The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

         The Funds and the Portfolios operate under the following investment restrictions. No Fund or Portfolio may:

         (1) [All Funds except Focus Fund] with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

         (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;


         (6) borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940;


         (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

         (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.


         The above restrictions (other than bracketed portions thereof) are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" as defined above. Each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent a Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. No Fund or Portfolio may:


         (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

         (b) invest in companies for the purpose of exercising control or management;

         (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

         (d) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

         (e) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

         (f) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

         (g) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

         (h) [Small Company Growth Fund only] purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions); [all other Funds and Portfolios] purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

         (i) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

         (j) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

                      ADDITIONAL INVESTMENT CONSIDERATIONS
--------------------------------------------------------------------------------

         Stein Roe seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to take sensible risks and make intelligent investments it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns as appropriate for the particular client or managed account. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?

         It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?

         If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?

         All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

         In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

                            PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------
CLOSED FUNDS
--------------------------------------------------------------------------------

         Growth Stock Fund is closed to purchases (including exchanges) by new investors except for purchases by eligible investors as described below. If you are already a shareholder of Growth Stock Fund, you may continue to add to your account or open another account with the Fund in your name. In addition, you may open a new Growth Stock Fund account if:

    - you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, as of October 15, 1997, and you are opening a new Growth Stock Fund account by exchange or by dividend reinvestment;

    -    you are a client of Stein Roe;


    - you are a trustee of the Trust; an employee of Stein Roe, or certain of its affiliated companies; or a member of the immediate family of any trustee or employee;


    - you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of October 15, 1997, had one or more clients who were Growth Stock Fund shareholders; or

    - you purchase shares for an employee benefit plan, the records for which are maintained by a trust company or third-party administrator under an investment program with Growth Stock Fund.


         Class S shares of Growth Investor Fund are no longer available for purchase by new investors except for purchases by eligible investors as described below. Shares of this Fund outstanding on November 22, 1999 were redesignated Class S shares. Like the existing shares from which they were converted, Class S shares are no-load shares carrying no sales charge or 12b-1 fee. If you own Class S shares of Growth Investor Fund, you may continue to purchase additional Class S shares of that Fund for your account or you may open another Class S share account with that Fund. In addition, you may open a new Class S share account if:


    - as of October 31, 1999, you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, and you are opening a new account by exchange or by dividend reinvestment;

    -    you are a client of Stein Roe;

    - you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of October 31, 1999, held shares of Growth Investor Fund for its clients; or

    - you purchase shares for an employee benefit plan whose records are maintained by a trust company or plan administrator under an investment program that included Growth Investor Fund on October 31, 1999.


         Class S shares of Midcap Growth Fund are no longer available for purchase by new investors except for purchases by eligible investors as described below. Shares of the Fund outstanding on July 24, 2000 were redesignated Class S shares. Like the existing shares from which they were converted, Class S shares are no-load shares carrying no sales charge or 12b-1 fee. If you own Class S shares of the Fund, you may continue to purchase additional Class S shares of that Fund for your account or you may open another Class S share account with that Fund. In addition, you may open a new Class S share account if:



    - as of July 24, 2000, you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, and you are opening a new account by exchange or by dividend reinvestment as described in the prospectus;



    -    you are a client of the Fund's investment adviser, Stein Roe;



    - you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of July 24, 2000, held shares of the Fund for its clients; or


    - you purchase shares for an employee benefit plan whose records are maintained by a trust company or plan administrator under an investment program that included the Fund on July 24, 2000.

         If you have questions about your eligibility to purchase shares of Growth Stock Fund or Class S shares of Midcap Growth Fund or Growth Investor Fund, please call 800-338-2550.

PURCHASES THROUGH THIRD PARTIES
--------------------------------------------------------------------------------

         You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). The state of Texas has asked that investment companies disclose in their SAIs, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas. Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. It is the responsibility of any such Intermediary to establish procedures insuring the prompt transmission to the Trust of any such purchase order. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

         Some Intermediaries that maintain nominee accounts with the Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Stein Roe and the Funds' transfer agent share in the expense of these fees, and Stein Roe pays all sales and promotional expenses.

NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value of each Fund is determined on days on which the New York Stock Exchange (the "NYSE") is open for regular session trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Your Account -- Determining Share Price in the Prospectuses for additional information on how the purchase and redemption price of Fund shares is determined.

GENERAL REDEMPTION POLICIES
--------------------------------------------------------------------------------

         The Trust intends to pay all redemptions in cash. The Trust retains the right, subject to the Rule 18f-1 notice described below, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund or Portfolio in lieu of cash. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions. The Trust filed a Notification of Election pursuant to Rule 18f-1 under the Investment Company Act of 1940 with the Securities and Exchange Commission which commits the Funds to pay in cash all requests for redemptions by any shareholder, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period.

         The Trust reserves the right to suspend or postpone redemptions of shares during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange

Commission, exists, making disposal of portfolio securities or valuation of net assets not reasonably practicable.

         You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed application before making payment for shares redeemed.

         The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

         Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase. The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

         Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If the Funds do not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

         Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).

         The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. THEREFORE, REGARDLESS OF THE NUMBER OF TELEPHONE EXCHANGE ROUND-TRIPS MADE BY AN INVESTOR, THE TRUST GENERALLY

WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS" IF THE OFFICERS OF THE TRUST DETERMINE THE ORDER NOT TO BE IN THE BEST INTERESTS OF THE TRUST OR ITS SHAREHOLDERS. The Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets other than for investment considerations. Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.


         The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account. The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions may not be used to redeem shares held by a tax-sheltered retirement plan sponsored by Stein Roe.


REDEMPTION PRIVILEGES
--------------------------------------------------------------------------------

         Exchange Privilege. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased.

         Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $100 or more from your account by calling 800-338-2550 ; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND THE FUNDS MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF A FUND INTO ANOTHER NO-LOAD STEIN ROE FUND, AND THEN BACK TO THAT FUND). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange.

         Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).


         Telephone Redemption by Wire Privilege. You may use this privilege to redeem shares from your account ($1,000 minimum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.


         Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem shares from your account by calling 800-338-2550. Telephone redemptions are limited to a total of $100,000 in a 30-day period. The proceeds will be sent by check to your registered address.


         Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"). A Special Redemption request received by telephone after 4 p.m., Eastern time, is deemed received on the next business day. You may purchase Fund shares directly from your bank account either at regular intervals ("Regular Investments") or upon your request ("Special Investments"). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. You may also have income dividends and capital gains distributions deposited directly into your bank account ("Automatic Dividend Deposits").

         Systematic Withdrawals. You may have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

         Dividend Purchase Option. You may have distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25.

                                   MANAGEMENT
--------------------------------------------------------------------------------

         The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. The following table sets forth certain information with respect to the trustees and officers of the Trust:



                              POSITION WITH       PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS     AGE     THE TRUST         DURING PAST FIVE YEARS
   ----------------     ---   -------------       ----------------------

Douglas A. Hacker       45    Trustee        President of UAL Loyalty Services
P.O. Box 66100                               and Executive Vice President of
Chicago, IL 60666(2)(3)                      United Airlines (airline) since
                                             September, 2001 (formerly Executive
                                             Vice President from July, 1999 to
                                             September, 2001); Chief Financial
                                             Officer of United Airlines since
                                             July, 1999; Senior Vice President
                                             and Chief Financial Officer of UAL,
                                             Inc. prior thereto.

Janet Langford Kelly    43    Trustee        Executive Vice President-Corporate
One Kellogg Square                           Development and Administration,
Battle Creek, MI                             General Counsel and Secretary,
49016(3)                                     Kellogg Company (food
                                             manufacturer), since September,
                                             1999; Senior

                                             Vice President, Secretary and
                                             General Counsel, Sara Lee
                                             Corporation (branded, packaged,
                                             consumer-products manufacturer)
                                             prior thereto.

Richard W. Lowry        65    Trustee        Private Investor since August, 1987
10701 Charleston Drive                       (formerly Chairman and Chief
Vero Beach, FL 32963(3)                      Executive Officer, U.S. Plywood
                                             Corporation (building products
                                             manufacturer)).

Salvatore Macera        70    Trustee        Private Investor since 1981
26 Little Neck Lane                          (formerly Executive Vice President
New Seabury, MA                              and Director of Itek Corporation
02649(2)(3)                                  (electronics) from 1975 to 1981).

William E. Mayer        61    Trustee        Managing Partner, Park Avenue
399 Park Avenue                              Equity Partners (venture capital)
Suite 3204                                   since 1998 (formerly Founding
New York, NY                                 Partner, Development Capital LLC
10022(1)(3)                                  from 1996 to 1998; Dean and
                                             Professor, College of Business and
                                             Management, University of Maryland
                                             from October, 1992 to November,
                                             1996); Director of Lee Enterprises
                                             (print and on-line media), WR
                                             Hambrecht + Co. (financial service
                                             provider) and Systech Retail
                                             Systems (retail industry technology
                                             provider).

Charles R. Nelson       59    Trustee        Van Voorhis Professor, Department
Department of Economics                      of Economics, University of
University of                                Washington; consultant on
Washington                                   econometric and statistical
Seattle, WA 98195(2)(3)                      matters.

John J. Neuhauser       58    Trustee        Academic Vice President and Dean of
84 College Road                              Faculties since August, 1999,
Chestnut Hill, MA                            Boston College (formerly Dean,
02467-3838(3)                                Boston College School of Management
                                             from September, 1977 to September,
                                             1999); Director, Saucony, Inc.
                                             (athletic footwear).

Joseph R. Palombo       48    Trustee and    Chief Operating Officer of Fleet
One Financial Center          Chairman of    Asset Management since November,
Boston, MA 02111(1)(3)        the Board      2001; formerly Chief Operations
                                             Officer of Mutual Funds, Liberty
                                             Financial Companies, Inc. ("Liberty
                                             Financial") from August, 2000 to
                                             November, 2001; Executive Vice
                                             President and Director of Colonial
                                             Management Associates, Inc.
                                             ("Colonial") since April, 1999;
                                             Executive Vice President and Chief
                                             Administrative Officer of LFG since
                                             April, 1999; Director of Stein Roe
                                             since September, 2000; Trustee and
                                             Chairman of the Board of the Stein
                                             Roe Mutual Funds since October,
                                             2000; Manager of Stein Roe Floating
                                             Rate Limited Liability Company
                                             since October, 2000 (formerly Vice
                                             President of the Liberty Funds from
                                             April, 1999 to August, 2000; Chief
                                             Operating Officer, Putnam Mutual
                                             Funds from 1994 to 1998).

Thomas E. Stitzel       65    Trustee        Business Consultant since 1999
2208 Tawny Woods Place                       (formerly Professor of Finance from
Boise, ID  83706(3)                          1975 to 1999 and Dean from 1977 to
                                             1991, College of Business, Boise
                                             State University); Chartered
                                             Financial Analyst.

Thomas C. Theobald      64    Trustee        Managing Director, William Blair
Suite 1300                                   Capital Partners (private equity
222 West Adams Street                        investing) since 1994; (formerly
Chicago, IL 60606(3)                         Chief Executive Officer and
                                             Chairman of the Board of Directors,
                                             Continental Bank Corporation);
                                             Director of Xerox Corporation
                                             (business products and services),
                                             Anixter International (network
                                             support equipment distributor),
                                             Jones Lang LaSalle (real estate
                                             management services) and MONY Group
                                             (life insurance).

Anne-Lee Verville       56    Trustee        Chairman of the Board of Directors,
359 Stickney Hill Road                       Enesco Group, Inc. (designer,
Hopkinton, NH                                importer and distributor of
03229(2)(3)                                  giftware and collectibles);
                                             Director, LearnSomething.com, Inc.
                                             (online educational products and
                                             services) since 2000; author and
                                             speaker on educational systems
                                             needs (formerly General Manager,
                                             Global Education Industry from 1994
                                             to 1997, and President,
                                             Applications Solutions Division
                                             from 1991 to 1994, IBM Corporation
                                             (global education and global
                                             applications).

Keith T. Banks          45    President      President of the Liberty Funds
Fleet Asset Management                       since November, 2001; Chief
590 Madison Avenue,                          Investment Officer and Chief
36th Floor                                   Executive Officer of Fleet Asset
Mail Stop NY EH 30636A                       Management since 2000 (formerly
New York, NY 10022(3)                        Managing Director and Head of U.S.
                                             Equity, J.P. Morgan Investment
                                             Management from 1996 to 2000).

Vicki L. Benjamin       40    Chief          Chief Accounting Officer of the
One Financial Center          Accounting     Liberty Funds, Stein Roe Funds and
Boston, MA 02111(3)           Officer        Liberty All-Star Funds since June,
                                             2001; Vice President of LFG since
                                             April, 2001 (formerly Vice
                                             President, Corporate Audit, State
                                             Street Bank and Trust Company from
                                             May, 1998 to April, 2001; Staff
                                             Associate from December, 1989 to
                                             December, 1991, Audit Senior from
                                             January, 1992 to June, 1994, Audit
                                             Manager from July, 1994 to June,
                                             1997, Senior Audit Manager from
                                             July, 1997 to May, 1998, Coopers &
                                             Lybrand).

J. Kevin Connaughton    37    Treasurer      Treasurer of the Liberty Funds and
One Financial Center                         of the Liberty All-Star Funds since
Boston, MA 02111(3)                          December, 2000 (formerly Controller
                                             of the Liberty Funds and of the
                                             Liberty All-Star Funds from
                                             February, 1998 to October, 2000);
                                             Treasurer of the Stein Roe Funds
                                             since February, 2001 (formerly
                                             Controller from May, 2000 to
                                             February, 2001); Senior Vice
                                             President of LFG since January,
                                             2001 (formerly Vice President from
                                             April, 2000 to January, 2001)
                                             (formerly Vice President of
                                             Colonial from February, 1998 to
                                             October, 2000) (formerly Senior Tax
                                             Manager, Coopers & Lybrand, LLP
                                             from April, 1996 to January, 1998).

Michelle G. Azrialy     32    Controller     Controller of the Liberty Funds and
One Financial Center                         of the Liberty All-Star Funds since
Boston, MA 02111(3)                          May, 2001; Vice President of LFG
                                             since March, 2001 (formerly
                                             Assistant Vice President of Fund
                                             Administration from September, 2000
                                             to February, 2001; Compliance
                                             Manager of Fund Administration from
                                             September, 1999 to August, 2000)
                                             (formerly Assistant Treasurer,
                                             Chase Global Fund Services - Boston
                                             from August, 1996 to September,
                                             1999).

William J. Ballou       36    Secretary      Secretary of the Liberty Funds and
One Financial Center                         of the Liberty All-Star Funds since
Boston, MA 02111(3)                          October, 2000 (formerly Assistant
                                             Secretary from October, 1997 to
                                             October, 2000); Secretary of the
                                             Stein Roe Funds since February,
                                             2001 (formerly Assistant Secretary
                                             from May, 2000 to February, 2001);
                                             Senior Vice President of Colonial
                                             since April, 2001 (formerly Vice
                                             President from October, 1997 to
                                             March, 2001); Senior Counsel of
                                             Colonial since April, 2000
                                             (formerly Counsel from October,
                                             1997 to March, 2000); Assistant
                                             Secretary of Colonial since
                                             October, 1997; Senior Vice
                                             President of LFG since April, 2001
                                             (formerly Vice President and
                                             Counsel from October, 1997 to
                                             March, 2001); Senior Counsel of LFG
                                             since April, 2000, and Assistant
                                             Secretary since December, 1998 of
                                             LFG (formerly Associate Counsel,
                                             Massachusetts Financial Services
                                             Company from May, 1995 to
                                             September, 1997).


----------


(1) Trustee who is an "interested person" "(as defined in the Investment Company Act of 1940) of the Trust or of Stein Roe. Mr. Mayer is an interested person by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an interested person as an employee of Colonial, an affiliate of Stein Roe.


(2) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

(3) This person holds the corresponding officer or trustee position with SR&F Base Trust.

         The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.


         Certain of the trustees and officers of the Trust are trustees or officers of other investment companies managed by Stein Roe or its affiliates; and some of the officers are also officers of Liberty Funds Distributor, Inc., the Fund's distributor.


         Officers and trustees affiliated with Stein Roe or its affiliates serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or Stein Roe are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee thereof attended. The following table sets forth the aggregated compensation paid to each Trustee by each Fund and the Fund Complex during the fiscal year ended September 30, 2001 and during the calendar year ended December 31, 2001:



                           Aggregate Compensation       Aggregate Compensation    Aggregate Compensation    Aggregate Compensation
                           from the Balanced Fund       from the Growth Stock        from the Growth        from the Midcap Growth
                              for the Fiscal              Fund for the Fiscal      Investor Fund for the      Fund for the Fiscal
                                 Year Ended                   Year Ended              Fiscal Year Ended             Year Ended
Trustee                     September 30, 2001             September 30, 2001        September 30, 2001        September 30, 2001
-------                     ------------------             ------------------        ------------------        ------------------

John A. Bacon, Jr.(a)         $  300                            $  300                    $  300                      $500
Robert J. Birnbaum               N/A                               N/A                       N/A                       N/A
Tom Bleasdale(a)                 N/A                               N/A                       N/A                       N/A
William W. Boyd(a)               300                               300                       300                       500
Lora S. Collins(a)               N/A                               N/A                       N/A                       N/A
James E. Grinnell(a)             N/A                               N/A                       N/A                       N/A
Douglas A. Hacker                980                             2,256                       621                       855
Janet Langford Kelly             863                             2,109                       513                       746
Richard W. Lowry                 684                             1,973                       323                       357
Salvatore Macera                 688                             1,977                       326                       360
William E. Mayer                 657                             1,891                       311                       343
James L. Moody, Jr.(a)           N/A                               N/A                       N/A                       N/A
Charles R. Nelson                980                             2,256                       621                       855
John J. Neuhauser                677                             1,947                       321                       354
Joseph R. Palombo(b)             N/A                               N/A                       N/A                       N/A
Thomas Stitzel                   679                             1,953                       321                       355
Thomas C. Theobald             1,005                             2,328                       633                       869
Anne-Lee Verville                714(c)                          2,052(c)                    338(c)                    373(c)

                                                                Aggregate Compensation     Aggregate Compensation
                                      Aggregate Compensation       from the Capital        from the Small Company
                                     from the Focus Fund for    Opportunities Fund for       Growth Fund for the
                                      the Fiscal Year Ended      the Fiscal Year Ended        Fiscal Year Ended
Trustee                                 September 30, 2001        September 30, 2001         September 30, 2001
-------                                 ------------------        ------------------         ------------------


John A. Bacon, Jr.(a)                         $500                      $  800                      $350
Robert J. Birnbaum                             N/A                         N/A                       N/A
Tom Bleasdale(a)                               N/A                         N/A                       N/A
William W. Boyd(a)                             500                         800                       350
Lora S. Collins(a)                             N/A                         N/A                       N/A
James E. Grinnell(a)                           N/A                         N/A                       N/A
Douglas A. Hacker                              883                       1,891                       656
Janet Langford Kelly                           773                       1,765                       548
Richard W. Lowry                               385                       1,101                       307
Salvatore Macera                               388                       1,103                       310
William E. Mayer                               370                       1,054                       295
James L. Moody, Jr.(a)                         N/A                         N/A                       N/A
Charles R. Nelson                              883                       1,891                       656
John J. Neuhauser                              382                       1,087                       305
Joseph R. Palombo(b)                           N/A                         N/A                       N/A
Thomas Stitzel                                 383                       1,090                       306
Thomas C. Theobald                             897                       1,932                       667
Anne-Lee Verville                              402(c)                    1,145(c)                    321(c)

                                                        Total Compensation from the Funds and
                              Pension or Retirement     the Fund Complex Paid to the Trustees
                            Benefits Accrued as Part           for the Calendar Year Ended
Trustee                       of Fund Expenses(d)                 December 31, 2001(e)
-------                       --------------------                ---------------------

John A. Bacon, Jr.(a)                  N/A                            $ 95,000
Robert J. Birnbaum                     N/A                              25,300
Tom Bleasdale(a)                       N/A                             103,000(f)
William W. Boyd(a)                     N/A                              50,000
Lora S. Collins(a)                     N/A                              96,000
James E. Grinnell(a)                   N/A                             100,300
Douglas A. Hacker                      N/A                             109,000
Janet Langford Kelly                   N/A                             107,000
Richard W. Lowry                       N/A                             135,300
Salvatore Macera                       N/A                             110,000
William E. Mayer                       N/A                             132,300
James L. Moody, Jr.(a)                 N/A                              91,000
Charles R. Nelson                      N/A                             109,000
John J. Neuhauser                      N/A                             132,510
Joseph R. Palombo(b)                   N/A                                 N/A
Thomas Stitzel                         N/A                             109,000
Thomas C. Theobald                     N/A                             112,000
Anne-Lee Verville                      N/A                             114,000(c)




(a) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
     respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation ("FleetBoston") and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.



(b) Mr. Palombo does not receive compensation because he is an employee of Colonial, an affiliate of Stein Roe. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.



(c) During the fiscal year ended September 31, 2001, Ms. Verville deferred her total compensation of $714, $2,052, $338, $373, $402, $1,145 and $321 for
     the Balanced Fund, Growth Stock Fund, Growth Investor Fund, Midcap Growth Fund, Focus Fund, Capital Opportunities Fund and Small Company Growth Fund, respectively, of compensation pursuant to the deferred compensation plan. During the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $114,000 pursuant to the deferred compensation plan.



(d) The Funds do not currently provide pension or retirement plan benefits to the Trustees.



(e) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(f) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.






                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Please refer to the September 30, 2001 Financial Statements (statement of assets and liabilities and schedule of investments as of September 30, 2001 and the statement of operations, changes in net assets, financial highlights, and notes thereto) and the report of independent accountants contained in the Funds' September 30, 2001 Annual Reports. The Financial Statements and the report of independent accountants are incorporated herein by reference. An Annual Report may be obtained at no charge by telephoning 800-338-2550.

                             PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

         As of December 31, 2001, trustees and officers of the Trust owned less than 1% of the outstanding shares of any Fund.

         As of December 31, 2001, the only persons known by the Trust to own of record or "beneficially" 5% or more of the then outstanding Class S shares of a Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:



                                                                                Approximate Percentage of
  Name and Address                                       Fund                    Outstanding Shares Held
  ----------------                                       ----                    -----------------------

Charles Schwab & Co., Inc.                          Balanced Fund                         8.79%
Special custody account for the                     Midcap Growth Fund                   25.94%
exclusive benefit                                   Focus Fund                           23.69%
of its customers                                    Growth Stock Fund                     8.91%
Attn: Mutual Funds                                  Capital Opportunities Fund           25.43%(*)
101 Montgomery St.                                  Small Company Growth Fund             8.08%
San Francisco, CA  94104-4122

Keyport Life Insurance Company                      Small Company Growth Fund            28.42%(*)
125 High St.
Boston, MA  02110-2704

Salomon Smith Barney, Inc.                          Growth Stock Fund                     7.66%
Book Entry Account
333 West 34th St., 7th Floor
Mutual Funds Dept.
New York, NY 10001-2483





(*) As of record on December 31, 2001, this shareholder owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.




         As of record on December 31, 2001, there the following record holders of each Fund:



                                              Class A         Class B          Class C         Class S          Class Z
                                              -------         -------          -------         -------          -------
Balanced Fund                                   N/A              N/A             N/A            4,472             N/A
Growth Stock Fund                               N/A              N/A             N/A           14,637             N/A
Growth Investor Fund                            463            1,736             156            1,920               1
Midcap Growth Fund                              155              697              70            2,844               1
Focus Fund                                        1              N/A             N/A            4,856             N/A
Capital Opportunities Fund                        3              N/A             N/A           12,963             N/A
Small Company Growth Fund                         5              N/A             N/A            1,401             N/A


                     INVESTMENT ADVISORY AND OTHER SERVICES
------------------------------------------------------------------------------


         Stein Roe provides investment management services to each Portfolio, Midcap Growth Fund, Focus Fund, Capital Opportunities Fund and Small

Company Growth Fund, and administrative services to each Fund and each Portfolio. Stein Roe is a wholly owned subsidiary of Liberty Funds Group LLC, which is a wholly owned subsidiary of Columbia Management Group, Inc., a U.S. financial holding company, which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110. As of December 31, 2001, Stein Roe managed over $16.27 billion in assets.



         The directors of Stein Roe are Keith T. Banks, Roger Sayler and Joseph
R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, NY 10022. The business address of Mr. Palombo is One Financial Center, Boston, MA 02111.




         Stein Roe Counselor(SM) is a professional investment advisory service offered by Stein Roe to Fund shareholders. Stein Roe Counselor(SM) is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, Stein Roe's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor(SM) are free to self direct their investments while considering Stein Roe's recommendations. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, Stein Roe provides shareholders participating in these programs with dedicated representatives. Other distinctive services include specially designed account statements with portfolio performance and transaction data, asset allocation planning tools, newsletters, customized website content, and regular investment, economic and market updates. A $50,000 minimum investment is required to participate in the program.


         In return for its services, Stein Roe is entitled to receive a monthly administrative fee from each Fund and a monthly management fee from each non-feeder Fund and each Portfolio. The table below shows the annual rates of such fees as a percentage of average net assets in millions, gross fees paid (in thousands) for the three most recent fiscal years, and any expense reimbursements by Stein Roe:

                                                                                  YEAR ENDED    YEAR ENDED   YEAR ENDED
      FUND/PORTFOLIO              TYPE               CURRENT RATES                  9/30/01       9/30/00      9/30/99
      --------------              ----               -------------                  -------       -------      -------
Balanced Fund              Administrative     0.150% up to $500 million,
                                              0.125% next $500 million,
                                              0.100% thereafter                       $305          $364        $394

Balanced Portfolio         Management         0.550% up to $500 million,
                                              0.500% next $500 million,
                                              0.450% thereafter                      1,122         1,336       1,445
Growth Stock Fund          Administrative     0.150% up to $500 million,
                                              0.125% next $500 million,
                                              0.100% thereafter                      1,102         1,423       1,132

Growth Stock Portfolio     Management         0.600% up to $500 million,
                                              0.550% next $500 million,
                                              0.500% next $1 billion;                9,603        10,085       6,076
                                              0.450% thereafter

Focus Fund                 Management         0.750% up to $500 million,
                                              0.700% next $500 million,
                                              0.650% next $500 million,
                                              0.600% thereafter                        457           519         398

                           Administrative     0.150% up to $500 million,
                                              0.125% next $500 million,
                                              0.100% next $500 million,
                                              0.075% thereafter                         91           104          80

Midcap Growth Fund         Management         0.750% up to $500 million,
                                              0.700% next $500 million,
                                              0.650% next $500 million,
                                              0.600% thereafter                        368           457         383

                           Administrative     0.150% up to $500 million,
                                              0.125% next $500 million,
                                              0.100% next $500 million,
                                              0.075% thereafter                         74            91          77

                           Reimbursement      Expenses exceeding 1.25%                (216)          (75)        (94)

Growth Investor Fund       Administrative     0.150% up to $500 million,
                                              0.125% next $500 million,
                                              0.100% thereafter                         51            38           6

                           Reimbursement      Expenses exceeding 1.10%                (165)         (189)        (48)

Growth Investor Portfolio  Management         0.600% up to $500 million,
                                              0.550% next $500 million,
                                              0.500% thereafter                      6,706         7,245       5,415

Capital Opportunities      Management         0.750% up to $500 million,
    Fund                                      0.700% next $500 million,
                                              0.650% next $500 million,
                                              0.600% thereafter                      2,885         4,023       4,331

                           Administrative     0.150% up to $500 million,
                                              0.125% next $500 million,
                                              0.100% next $500 million,
                                              0.075% thereafter                        577           799         854

Small Company Growth       Management         0.850%                                   225           204          20
    Fund
                           Administrative     0.150%                                    40            36           4

                           Reimbursement      Expenses exceeding 1.50%                 (86)         (105)        (54)

         Stein Roe provides office space and executive and other personnel to the Funds, and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

         The administrative agreement provides that Stein Roe shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, Stein Roe is not required to reimburse a Fund an amount in excess of fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses, Stein Roe may waive its fees and/or absorb certain expenses for a Fund. Any such reimbursement will enhance the yield of such Fund.

         Each management agreement provides that neither Stein Roe, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

         Any expenses that are attributable solely to the organization, operation, or business of a series of the Trust are paid solely out of the assets of that series. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT
--------------------------------------------------------------------------------


Stein Roe is responsible for providing accounting and bookkeeping services to the Funds pursuant to accounting and bookkeeping agreements. Under a separate agreement ("Outsourcing Agreement"), Stein Roe has delegated those functions to State Street Bank and Trust Company ("State Street"). Stein Roe pays fees to State Street under the Outsourcing Agreement.


Under its accounting and bookkeeping agreements with the Funds and SR&F Base Trust, Stein Roe receives from each Fund and Portfolio a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

      - From each Portfolio or stand-alone Fund, an annual flat fee of $10,000, paid monthly;

      -     From each feeder Fund, an annual flat fee of $5,000, paid monthly;
            and


      - In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:



                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing

                  Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)


Each Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

                                   DISTRIBUTOR
--------------------------------------------------------------------------------


         Shares of each Fund are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111, under a Distribution Agreement. The Distributor is a subsidiary of Colonial, which is an indirect subsidiary of FleetBoston Financial Corporation. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.


         As agent, the Distributor offers shares of each Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" payment is paid by any Fund. The Distributor offers the Funds' shares only on a best-efforts basis.

                                 TRANSFER AGENT
--------------------------------------------------------------------------------


     Liberty Funds Services, Inc. ("LFS"), located at One Financial Center, Boston, Massachusetts 02111, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, LFS received from each Fund prior to July 1, 2001, a fee based on an annual rate of .22 of 1% of a Fund's average net assets. Effective July 1, 2001, LFS receives from each Fund a fee based on the following:


      - An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

      - An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

      - A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

      - A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus


      - The Fund's allocated share of LFS's out-of-pocket expenses, including fees payable to DST Systems, Inc. ("DST") under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

The Trust believes the charges by LFS to the Funds are comparable to those of other companies performing similar services. (See Investment Advisory and Other Services.)


Under a separate agreement, LFS also provides certain investor accounting services to each Portfolio for a monthly fee equal to $6,000 annually.

                                    CUSTODIAN
--------------------------------------------------------------------------------


         State Street, located at 225 Franklin Street, Boston, MA 02101, is the custodian for the Trust and SR&F Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.


         Portfolio securities purchased in the U.S. are maintained in the custody of State Street or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of State Street's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.


         The Funds' and Portfolios' Board of Trustees reviews, at least annually, whether it is in the best interests of each Fund, each Portfolio, and their shareholders to maintain assets in each of the countries in which a Fund or Portfolio invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and State Street. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. Each Board of Trustees is aided in its review by State Street, which has assembled the network of foreign sub-custodians, as well as by Stein Roe and counsel. However, with respect to foreign sub-custodians, there can be no assurance that a Fund and the value of its shares will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over or enforcing judgments against the foreign sub-custodians, or application of foreign law to the foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.


                  The Funds and the Portfolios may invest in obligations of State Street and may purchase or sell securities from or to State Street.

                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


         PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.






                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------


         Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Stein Roe and its affiliate Colonial maintain a single, unified trading operation for trading equity securities. Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.


         Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

         Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

         It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Colonial clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

         Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.


         Stein Roe places certain trades for the Funds through its affiliate AlphaTrade, Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.



         CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.


INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS
--------------------------------------------------------------------------------


         Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return for directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.


         The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for

Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

         Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

         Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

         Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

         Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

         Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

-    Database Services -- comprehensive databases containing current and/or
     -----------------
     historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

-    Quotation/Trading/News Systems -- products that provide real time market
     ------------------------------
     data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

-    Economic Data/Forecasting Tools -- various macro economic forecasting
     -------------------------------
     tools, such as economic data and economic and political forecasts for various countries or regions.

-    Quantitative/Technical Analysis -- software tools that assist in
     -------------------------------
     quantitative and technical analysis of investment data.

-    Fundamental Industry Analysis -- industry-specific fundamental investment
     -----------------------------
     research.

-    Fixed Income Security Analysis -- data and analytical tools that pertain
     ------------------------------
     specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

-    Other Specialized Tools -- other specialized products, such as specialized
     -----------------------
     economic consulting analyses and attendance at investment oriented conferences.

         Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

         Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

         The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

         In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

         Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As so noted, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

         In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.


         The table below shows information on brokerage commissions (in thousands) paid by the Funds and the Portfolios for the fiscal years ended September 30, 2001, 2000 and 1999:



                                                    Balanced Portfolio
                                                  Years ended September 30
                                                2001         2000         1999
                                              --------     --------     --------
Total commissions                              $ 108        $  93       $    203
Directed transactions                         10,224       11,833        138,000
Commissions on directed transactions              12           15            160
Commissions paid to ATI                            5            2              0



                                              Growth Investor Portfolio
                                               Years ended September 30
                                               ------------------------
                                          2001           2000           1999
                                       ----------     ----------     ----------
Total commissions                         $562          $1,349       $     2,204
Directed transactions                  150,332         270,594             1,334
Commissions on directed transactions       170             315               437
Commissions paid to ATI                     16              63                 0

                                              Growth Stock Portfolio
                                             Years ended September 30
                                          2001           2000           1999
                                       ----------     ----------     ----------
Total commissions                        $1,806         $1,792        $      958
Directed transactions                   261,599        552,021         2,158,000
Commissions on directed transactions        327            506               667
Commissions paid to ATI                      19             45                 0



                                              Capital Opportunities Fund
                                               Years ended September 30
                                           2001           2000           1999
                                        ----------     ----------     ----------
Total commissions                          $703           $546        $      868
Directed transactions                    30,383         44,816         1,592,000
Commissions on directed transactions         31             43               609
Commissions paid to ATI                      29             26                 0



                                                           Focus Fund
                                                   Years ended September 30
                                                2001         2000         1999
                                              --------     --------     --------
Total commissions                               $48          $76        $     51
Directed transactions                         2,903       15,704         178,047
Commissions on directed transactions              4           20              31
Commissions paid to ATI                           4            3               0



                                                    Midcap Growth Fund
                                                  Years ended September 30
                                                2001         2000         1999
                                               -------      -------      -------
Total commissions                               $125          $89        $   117
Directed transactions                          4,730        7,842         72,988
Commissions on directed transactions               6            5             77
Commissions paid to ATI                            6            6              0





                                                      Small Company Growth Fund
                                                      Years ended September 30
                                                    2001        2000        1999
                                                    ----        ----        ----
Total commissions                                    $50         $23        $115
Directed transactions                                105         863           0
Commissions on directed transactions                   1           1           0
Commissions paid to ATI                                1           1           0


         The Trust and SR&F Base Trust have arranged for the custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers.

                      ADDITIONAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------


         Each Fund and Portfolio intends to qualify under Subchapter M of the Internal Revenue Code (the "Code") and to comply with the special provisions of the Code that relieve them of federal income tax to the extent of their net investment income and capital gains currently distributed to shareholders.


         Because dividend and capital gains distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

         Each Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

         To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

                             INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


         A Fund may quote total return figures from time to time. A "Total Return" is your return on an investment which takes into account the change in value of your investment with distributions reinvested. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.


       Average Annual Total Return is computed as follows:
             ERV  =  P(1+T)n

       Where:      P       =   a hypothetical initial payment of $1,000
                   T       =   average annual total return
                   n       =   number of years
                   ERV     =   ending redeemable value of a hypothetical $1,000
                               payment made at the beginning of the period at the end of the period (or fractional portion).

         The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                  ATVD = P(1+T)n

Where:            P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
                  ATVD    =    ending value of a hypothetical $1,000 investment
                               made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                  ATVDR = P(1+T)n

Where:            P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions and redemption)
                  n = number of years
                  ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

Total return performance as of September 30, 2001, was as follows:


                                                                       10 YEARS OR
                                                                       LIFE OF FUND
                                            1 YEAR         5 YEARS     (IF SHORTER)
                                            ------         -------     ------------
                                              (%)            (%)           (%)
Balanced Fund
    Return Before Taxes                     -17.57          5.67          8.27
    Return After Taxes on
       Distributions                        -18.95          3.10          5.60
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                       -9.68           3.94          5.80

Growth Stock Fund
    Return Before Taxes                     -43.48          7.66         10.66
    Return After Taxes on
       Distributions                        -45.36          5.91          8.52
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                       -23.48          6.64          8.43

Growth Investor Fund
    Return Before Taxes                     -39.74%         4.37%*       12.62%*
    Return After Taxes on
       Distributions                        -39.74%         3.96%*       12.06%*
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                       -24.20%         3.44%*       10.47%*

Midcap Growth Fund
    Return Before Taxes                     -48.60           N/A          0.05**
    Return After Taxes on
       Distributions                        -49.38           N/A         -1.25**
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                       -28.96           N/A          0.25**

Focus Fund
    Return Before Taxes                     -43.64           N/A         -2.72**
    Return After Taxes on
       Distributions                        -46.43           N/A         -4.77**
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                       -25.50           N/A         -2.53**

Capital Opportunities Fund
    Return Before Taxes                     -49.37         -4.93          8.78
    Return After Taxes on
       Distributions                        -51.64         -6.23          7.86
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                       -27.74         -3.45          7.51

Small Company Growth Fund
    Return Before Taxes                     -43.40          6.28          9.40**
    Return After Taxes on
       Distributions                        -47.20          3.43          6.74**
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                       -24.97          4.54          7.23**


--------------------------------------


* The Growth Investor Fund commenced operations on March 31, 1999. The Growth Investor Fund's performance information for all periods prior to March 31, 1999 is the performance of Stein Roe Young Investor Fund, a separate feeder fund of the SR&F Growth Investor Portfolio, which commenced operations on April 29, 1994. Performance for the Young Investor Fund is not restated to reflect any differences in expenses between the Growth Investor Fund and Young Investor Fund.



**   Life of Fund is from date of public offering of Fund or its predecessor:
     June 30, 1997 for Midcap Growth Fund; June 26, 1998 for Focus Fund; and March 25, 1996 for predecessor of Small Company Growth Fund.


         Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.


         A Fund may note its mention or recognition, or the mention or recognition of Stein Roe and its affiliates, in newspapers, magazines, or other media, including comparisons with competitors and matters of national or global economic and financial interest, from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Funds include, but are not limited to, the following:


Architectural Digest
Arizona Republic
Atlanta Constitution
Atlantic Monthly
Associated Press
Barron's
Bloomberg
Boston Globe
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Investment Advisor
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Marketing Alert
Gourmet
Individual Investor
Investment Dealers' Digest
Investment News
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Money on Line
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsday
Newsweek
New York Daily News
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
Reuters
The San Francisco Chronicle
Securities Industry Daily
Smart Money

Smithsonian
Strategic Insight
Street.com
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

         In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. Each Fund's performance may be compared to the following indexes or averages:


Dow-Jones Industrial Average                       New York Stock Exchange Composite Index
Standard & Poor's 500 Stock Index                  American Stock Exchange Composite Index
Standard & Poor's 400 Industrials                  NASDAQ Composite
Russell 2000 Index                                 NASDAQ Industrials
Wilshire 5000

   (These indexes are widely recognized               (These indexes generally reflect the performance of
   indicators of general U.S. stock market            stocks traded in the indicated markets.)
   results.)


         In addition, the Funds may compare performance to the indicated benchmarks:


          BENCHMARK                                                FUND(S)
          ---------                                                -------
Lipper Balanced Fund Average                                 Balanced Fund

Lipper Balanced Fund Index                                   Balanced Fund

Lipper Capital Appreciation Fund Average                     Capital Opportunities Fund

Lipper Capital Appreciation Fund Index                       Capital Opportunities Fund

Lipper Equity Fund Average                                   All Funds

Lipper General Equity Fund Average                           All Funds

Lipper Growth Funds                                          Focus Fund, Growth Stock Fund, Growth
                                                             Investor Fund

Lipper Growth Fund Average                                   Growth Stock Fund, Growth Investor Fund,
                                                             Focus Fund

Lipper Growth Fund Index                                     Growth Stock Fund, Growth Investor Fund,
                                                             Focus Fund

Lipper MidCap Growth Funds                                   Midcap Growth Fund

Lipper Small Cap Funds                                       Small Company Growth Fund

Morningstar Domestic Hybrid Category                         Balanced Fund

Morningstar Large Growth Category                            Growth Stock Fund, Growth Investor Fund

Morningstar Large Blend Category                             Focus Fund

Morningstar Mid-Cap Growth Category                          Midcap Growth Fund, Capital Opportunities Fund

Morningstar Small Growth Category                            Small Company Growth Fund

Value Line Index                                             Capital Opportunities Fund, Midcap Growth Fund,
      (Widely recognized indicator of the performance of     Focus Fund
      small- and medium-sized company stocks)



         Lipper Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds and thirty growth and income funds, respectively, as calculated and published by Lipper, Inc. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, cal-culated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.


         A Fund may also cite its rating, recognition, or other mention by Morningstar, Inc. or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.


         Of course, past performance is not indicative of future results.

         To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                        Common stocks
                        Small company stocks
                        Long-term corporate bonds
                        Long-term government bonds
                        Intermediate-term government bonds
                        U.S. Treasury bills
                        Consumer Price Index


       The Fund may also refer to quotations, graphs, and electronically transmitted data from sources believed by Stein Roe or the Distributor to be reputable.

       A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                 TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

    INTEREST RATE              6%            8%          10%           6%            8%           10%
     Compounding
        Years                      Tax-Deferred Investment                  Taxable Investment
        -----                      -----------------------                  ------------------
         30                $124,992     $171,554     $242,340      $109,197     $135,346      $168,852
         25                  90,053      115,177      150,484        82,067       97,780       117,014
         20                  62,943       75,543       91,947        59,362       68,109        78,351
         15                  41,684       47,304       54,099        40,358       44,675        49,514
         10                  24,797       26,820       29,098        24,453       26,165        28,006
          5                  11,178       11,613       12,072        11,141       11,546        11,965
          1                   2,072        2,096        2,121         2,072        2,096         2,121

         Dollar Cost Averaging. Dollar cost averaging is an investment strategy
         ----------------------
that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

         From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor(SM) program and asset allocation and other investment strategies.

               MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS
--------------------------------------------------------------------------------


         Each of Balanced Fund, Growth Stock Fund, and Growth Investor Fund (which are series of the Trust, an open-end management investment company) seeks to achieve its objective by investing substantially all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting a Fund to act as a feeder fund by investing in a Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Investment Advisory and Other Services. Each feeder Fund bears its proportionate share of the expenses of its master Portfolio.


         See Management for the names of and additional information about the trustees and officers. Since the Trust and SR&F Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.

         Stein Roe has provided investment management services in connection with mutual funds employing the master fund/feeder fund structure since 1991.


         Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.


         The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

         The common investment objectives of the Funds and the Portfolios are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to a Fund's shareholders.

         The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in a Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

         In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

         Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

         Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

         Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at One Financial Center, Boston, MA 02111, or by calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.

                               APPENDIX -- RATINGS
--------------------------------------------------------------------------------

RATINGS IN GENERAL


         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Stein Roe believes that the quality of debt securities in which a fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.


         The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus ( - ) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                   LIBERTY CAPITAL OPPORTUNITIES FUND, CLASS A
                           LIBERTY FOCUS FUND, CLASS A
                   LIBERTY SMALL COMPANY GROWTH FUND, CLASS A
            EACH A SERIES OF LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                    (EACH A FUND; COLLECTIVELY, THE "FUNDS")

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 2002


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Funds' Prospectuses. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Funds dated February 1, 2002. This SAI should be read together with each Fund's Prospectus and the Funds' most recent Annual Reports dated September 30, 2001. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the Funds' September 30, 2001 Annual Reports are incorporated in this SAI by reference.



Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.



TABLE OF CONTENTS


           PART 1                                                                     PAGE
           Definitions
           Organization and History
           Investment Goals and Policies
           Fundamental Investment Policies
           Other Investment Policies
           Fund Charges and Expenses
           Investment Performance
           Custodian
           Independent  Accountants


           PART 2                                                                     PAGE
           Miscellaneous Investment Practices
           Taxes
           Management of the Funds
           Determination of Net Asset Value
           How to Buy Shares
           Special Purchase Programs/Investor Services
           Programs for Reducing or Eliminating Sales Charges
           How to Sell Shares
           Distributions
           How to Exchange Shares
           Suspension of Redemptions
           Shareholder Liability
           Shareholder Meetings
           Performance Measures
           Appendix I
           Appendix II


G-16/5851-0102


                                       a

                                     PART 1
                   LIBERTY CAPITAL OPPORTUNITIES FUND, CLASS A
                           LIBERTY FOCUS FUND, CLASS A
                   LIBERTY SMALL COMPANY GROWTH FUND, CLASS A
                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 2002


DEFINITIONS


      "Capital Opportunities Fund"     Liberty Capital Opportunities Fund, Class A
      "Focus Fund"                     Liberty Focus Fund, Class A
      "Small Company Growth Fund"      Liberty Small Company Growth Fund, Class A
      "Trust"                          Liberty-Stein Roe Funds  Investment Trust
      "Advisor"                        Stein Roe & Farnham Incorporated, the Funds' investment advisor
      "LFD"                            Liberty Funds Distributor, Inc., the Funds' distributor
      "LFS"                            Liberty Funds Services, Inc., the Funds' shareholder services and transfer agent


ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1987. The Capital Opportunities Fund and Small Company Growth Fund are diversified series of the Trust and Focus Fund is a non-diversified series of the Trust and each represents the entire interest in a separate series of the Trust. The Funds are open-end management investment companies. Effective February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. Effective October 18, 1999, the name of the Trust was changed from "Stein Roe Investment Trust" to "Liberty-Stein Roe Funds Investment Trust". Prior to September 25, 2000, Liberty Focus Fund was known as Liberty Large Company Focus Fund.



Each Fund offers two classes of shares -- Classes A and S. This SAI describes Class A shares of the Funds. A separate SAI describes the Class S shares of the Funds.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.



INVESTMENT GOALS AND POLICIES



The Prospectuses describe each Fund's investment goals and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds:


    Debt Securities
    Derivatives
    Convertible Securities
    Foreign Securities
    Structured Notes
    Swaps, Caps and Floors and Collars
    Lending of Portfolio Securities
    Repurchase Agreements
    When Issued and Delayed Delivery Securities; Reverse Repurchase Agreements Short Sales
    Rule 144A Securities
    Line of Credit
    Interfund Borrowing and Lending Program
    Options on Securities and Indexes
    Futures Contracts and Options on Futures Contracts


                                       b

Except as indicated below under "Fundamental Investment Policies," the Funds' investment policies are not fundamental and the Trustees may change the policies without shareholder approval.



FUNDAMENTAL INVESTMENT POLICIES



The Investment Company Act of 1940 (1940 Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.




As fundamental investment policies, no Fund may:


1. [Small Company Growth Fund and Capital Opportunities Fund only] with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

2. acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

3. act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

4. purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

5. make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;


6. borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940;


7. invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

8. issue any senior security except to the extent permitted under the Investment Company Act of 1940.


OTHER INVESTMENT POLICIES


As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:


1. invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;



2.   invest in companies for the purpose of exercising control or management;



3. purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;



                                       c

4. invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;



5. write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;



6. invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);



7. purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;



8. [Small Company Growth Fund only] purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions); [all other Funds] purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;



9. invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; and



10. invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.



Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act diversification requirement, an issuer is the entity whose revenues support the security.


FUND CHARGES AND EXPENSES


Under the Funds' management agreement, each Fund pays the Advisor a monthly fee based on average net assets, determined at the close of each business day during the month at the following annual rates: Capital Opportunities Fund: 0.750% up to $500 million, 0.700% on next $500 million, 0.650% on next $500 million, 0.600% thereafter; Focus Fund: 0.750% up to $500 million, 0.700% on next $500 million, 0.650% on next $500 million, 0.600% thereafter; Small Company Growth:
0.850%. Each Fund pays the Advisor a monthly administrative fee based on average daily net assets at the close of each business day during the month at the following rates: Capital Opportunities Fund: 0.150% up to $500 million, 0.125% on next $500 million, 0.100% on next $500 million, 0.075% thereafter; Focus
Fund: 0.150% up to $500 million, 0.125% on next $500 million, 0.100% on next $500 million, 0.075% thereafter; Small Company Growth Fund: 0.150%.



Each Fund paid the transfer agent 0.236 of 1.00% of its daily net assets prior to July, 2001. Effective July 1, 2001, the shareholders' servicing and transfer agency fee arrangement between LFS and the Funds has been revised so that each Fund pays the following fees:


- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in anT 6 9 amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFS's out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.


                                       d

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to an Accounting and Bookkeeping Agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.



Effective July 1, 2001, under its Accounting and Bookkeeping Agreement with the Trust, the Advisor receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:



-     an annual flat fee of $10,000, paid monthly;



- in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:



                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)



    Each Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.



RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)



                                                      CAPITAL OPPORTUNITIES FUND
                                                       Years ended September 30
                                                     2001     2000 (a)   1999 (a)
                                                    ------     ------     ------
Management fee                                      $2,885     $4,023     $4,331
Administrative fee                                     577        799        854
Bookkeeping fee                                         53         37         38
Shareholder services and transfer agent fees           945      1,294      1,411
12b-1 fees:
   Service fee (Class A)                               (b)        (b)        N/A
   Distribution fee (Class A)                          (b)        (b)        N/A
Fees waived by LFD (Class A)                           (b)        (b)        N/A



                                                                 FOCUS FUND
                                                        Years ended September 30,
                                                        2001      2000 (a)  1999 (a)
                                                        ----      ----      ----
Management fee                                          $457      $519      $398
Administrative fee                                        91       104        80
Bookkeeping fee                                           24        26        25
Shareholder services and transfer agent fees             185       185       137
12b-1 fees:
   Service fee (Class A)                                 (b)       (b)       N/A
   Distribution fee (Class A)                            (b)       (b)       N/A
Fees waived by LFD (Class A)                             (b)       (b)       N/A



                                       e

                                                        SMALL COMPANY GROWTH FUND
                                                        Years ended September 30
                                                    2001      2000 (a)   1999 (a)(c)
                                                    -----      -----      -----
Management fee                                      $ 225      $ 204      $  20
Administrative fee                                     40         36          4
Bookkeeping fee                                        21         25          6
Shareholder services and transfer agent fees           65         59          7
12b-1 fees:
   Service fee (Class A)                              (b)        (b)        N/A
   Distribution fee (Class A)                         (b)        (b)        N/A
Fees or expenses waived or borne by the Advisor       (86)      (105)       (54)
Fees waived by LFD (Class A)                          (b)        (b)        N/A




(a)  Class A shares were initially offered on July 31, 2000.



(b)  Rounds to less than one.



(c) The Small Company Growth Fund changed its fiscal year end from June 30 to September 30. Information presented is for the period July 1, 1999 through September 30, 1999.






                                       f

BROKERAGE COMMISSIONS (dollars in thousands)


                                                     Capital Opportunities Fund
                                                      Year ended September 30,
                                                      ------------------------
                                                    2001        2000        1999
                                                    ----        ----        ----
Total commissions                                   $703        $546        $868
Directed transactions (d)                         30,383      44,816   1,592,000
Commissions on directed transactions                  31          43         609
Commissions paid to AlphaTrade Inc.                   29          26           0



                                                              Focus Fund
                                                       Year ended September 30,
                                                       ------------------------
                                                      2001       2000       1999
                                                      ----       ----       ----
Total commissions                                      $48        $76        $51
Directed transactions (d)                            2,903     15,704    178,047
Commissions on directed transactions                     4         20         31
Commissions paid to AlphaTrade Inc.                      4          3          0



                                                        Small Company Growth
                                                       Year ended September 30,
                                                       ------------------------
                                                      2001       2000       1999
                                                      ----       ----       ----
Total commissions                                      $50        $23       $115
Directed transactions (d)                              105        863          0
Commissions on directed transactions                     1          1          0
Commissions paid to AlphaTrade Inc.                      1          1          0



(d) See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.






                                       g
                                       h

TRUSTEES AND TRUSTEES' FEES


For the fiscal year ended September 30, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:



                                Aggregate
                              Compensation                         Aggregate                             Total
                                from the         Aggregate        Compensation                     Compensation from
                                 Capital        Compensation     from the Small                    the Funds and the
                              Opportunities    from the Focus    Company Growth     Pension or     Fund Complex Paid
                              Fund for the      Fund for the      Fund for the      Retirement      to the Trustees
                               Fiscal Year      Fiscal Year       Fiscal Year        Benefits       for the Calendar
                                  Ended            Ended             Ended          Accrued as         Year Ended
                             September 30,     September 30,     September 30,     Part of Fund      December 31,
Trustee                           2001              2001              2001           Expenses            2001
-------                           ----              ----              ----          -----------         -------

John A. Bacon, Jr. (g)        $    800           $    500         $    350                N/A         $ 95,000
Robert J. Birnbaum                 N/A                N/A              N/A                N/A           25,300
Tom Bleasdale (g)                  N/A                N/A              N/A                N/A         103,000 (h)
William W. Boyd (g)                800                500              350                N/A           50,000
Lora S. Collins (g)                N/A                N/A              N/A                N/A           96,000
James E. Grinnell (g)              N/A                N/A              N/A                N/A          100,300
Douglas A. Hacker                1,891                883              656                N/A          109,000
Janet Langford Kelly             1,765                773              548                N/A          107,000
Richard W. Lowry                 1,101                385              307                N/A          135,300
Salvatore Macera                 1,103                388              310                N/A          110,000
William E. Mayer                 1,054                370              295                N/A          132,300
James L. Moody, Jr. (g)            N/A                N/A              N/A                N/A           91,000
Charles R. Nelson                1,891                883              656                N/A          109,000
John J. Neuhauser                1,087                382              305                N/A          132,510
Joseph R. Palombo (i)              N/A                N/A              N/A                N/A              N/A
Thomas Stitzel                   1,090                383              306                N/A          109,000
Thomas C. Theobald               1,932                897              667                N/A          112,000
Anne-Lee Verville                1,145 (j)            402 (j)          321 (j)            N/A          114,000 (j)



(e) The Fund does not currently provide pension or retirement plan benefits to the Trustees.



(f) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.



(g) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
     respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(h) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.






(i) Mr. Palombo does not receive compensation because he is an employee of Colonial Management Associates, Inc., an affiliate of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.



(j) During the fiscal year ended September 30, 2001, Ms. Verville deferred her total compensation of $1,145, $402 and $321 for the Capital Opportunities Fund, Focus Fund and Small Company Growth Fund, respectively, of compensation pursuant to the deferred compensation plan. During the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $114,000 pursuant to the deferred compensation plan.



OWNERSHIP OF THE FUNDS


As of record on December 31, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Funds.



As of record on December 31, 2001, the following shareholders owned 5% or more of the Funds' then outstanding Class A shares:



CAPITAL OPPORTUNITIES FUND



Class A Shares



Colonial Management Associates                                            35.69%
Attn:  Finance Department
One Financial Center
Boston, MA 02111-2621

Investors Bank & Trust Roth IRA                                           38.00%
Suzanne Clark
P.O. Box 108
Avon, CO 81620-0108



                                       j

U.S. Bank NA Cust ED IRA                                                  26.31%
Edward K. Levine
FBO James A. Levine
319 Plymouth Street
Abington, MA 02351-1839

FOCUS FUND

Colonial Management Associates                                           100.00%
Attn:  Finance Department
One Financial Center
Boston, MA 02111-2621

SMALL COMPANY GROWTH FUND

Colonial Management Associates                                            21.70%
Attn:  Finance Department
One Financial Center
Boston, MA 02111-2621

Richard D. Samar                                                          66.05%
3411 School St
White Hall, PA 18052-3224

Jason W. Souza                                                             8.68%
5912 Bixby Village Drive #65
Long Beach, CA 90803







As of record on December 31, 2001, there were the following number of record holders of each Fund:



                                           Class A          Class S
                                           -------          -------
Capital Opportunities Fund                    3             12,963
Focus Fund                                    1              4,856
Small Company Growth Fund                     5              1,401



                                       k

SALES CHARGES (dollars in thousands)


                                                                        CAPITAL OPPORTUNITIES FUND
                                                                             Class A Shares

                                                           Year ended September 30,   Period ended September 30,
                                                                   2001                          2000
                                                                   ----                            --
Aggregate initial sales charges on Fund share sales                 (k)                            $0
Initial sales charges retained by LFD                               (k)                             0
Aggregate contingent deferred sales charges (CDSC)
   on Fund redemptions retained by LFD                             $  0                             0



                                                                               FOCUS FUND
                                                                             Class A Shares

                                                           Year ended September 30,   Period ended September 30,
                                                                     2001                        2000
                                                                     ----                        ----
Aggregate initial sales charges on Fund share sales                   $0                          $0
Initial sales charges retained by LFD                                  0                           0
Aggregate CDSC on Fund redemptions retained by LFD                     0                           0



                                                                         SMALL COMPANY GROWTH FUND
                                                                              Class A Shares

                                                           Year ended September 30,     Period ended September 30,
                                                                     2001                          2000
                                                                     ----                          ----
Aggregate initial sales charges on Fund share sales                   (k)                           $0
Initial sales charges retained by LFD                                 (k)                           0
Aggregate CDSC on Fund redemptions retained by LFD                    $0                            0




(k)      Rounds to less than one.



12B-1 PLAN AND CDSC



The Funds offer two classes of shares - Class A and Class S. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class A shares. Under the Plan, each Fund pays LFD monthly a service fee at an annual rate of 0.25% of each Fund's net assets attributed to Class A shares. The Funds also pay LFD monthly a distribution fee at an annual rate of 0.10% of each Fund's average daily net assets attributed to Class A shares. LFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of each Fund's shares.



The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by a



                                       l
vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class S shares are offered at net asset value and are not subject to a CDSC. The CDSC is described in the Prospectus.



No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions, and finally of other shares held by the shareholder for the longest time.



SALES-RELATED EXPENSES (in thousands) of LFD relating to the Class A shares of the Funds were:



CAPITAL OPPORTUNITIES FUND


                                                               Year ended September 30, 2001
                                                                          Class A
Fees to FSFs                                                                (l)
Cost of sales material relating to the Fund
   (including printing and Mailing expenses)                                (l)
Allocated travel, entertainment and other
   promotional expenses (including advertising)                             (l)



FOCUS FUND



                                                               Year ended September 30, 2001
                                                                          Class A
Fees to FSFs                                                                (l)
Cost of sales material relating to the Fund
   (including printing and Mailing expenses)                                (l)
Allocated travel, entertainment and other
   promotional expenses (including advertising)                             (l)



SMALL COMPANY GROWTH FUND



                                                               Year ended September 30, 2001
                                                                          Class A
Fees to FSFs                                                                (l)
Cost of sales material relating to the Fund
   (including printing and Mailing expenses)                                (l)
Allocated travel, entertainment and other
   promotional expenses (including advertising)                             (l)



(l)      Rounds to less than one.



INVESTMENT PERFORMANCE



The Funds may quote total return figures from time to time. A "Total Return" is your return on an investment which takes into account the change in value of your investment with distributions reinvested. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.



       Average Annual Total Return is computed as follows:  ERV  =  P(1+T)n



       Where:      P       =   a hypothetical initial payment of $1,000
                   T       =   average annual total return



                                       m
                   n       =   number of years
                   ERV     =   ending redeemable value of a hypothetical $1,000
                               payment made at the beginning of the period at the end of the period (or fractional portion).


The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.


Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.


         Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                  ATVD = P(1+T)n

Where:            P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
                  ATVD    =    ending value of a hypothetical $1,000 investment
                               made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                  ATVDR = P(1+T)n

Where:            P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions and redemption)
                  n = number of years
                  ATVDR   =    ending value of a hypothetical $1,000 investment
                               made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.


                                       n

The Funds' Class A average annual total returns at September 30, 2001, were(m):



                           CAPITAL OPPORTUNITIES FUND
                                 CLASS A SHARES






                                          1 year      5 Year(n)     10 year(n)
                                          ------      ---------     ----------
With sales charge of 5.75%
    Return Before Taxes                   -52.39%       -6.11%          8.10%
    Return After Taxes on
       Distributions                      -54.53%       -7.39%          7.19%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                     -29.71%       -4.35%          6.91%

Without sales charge
    Return Before Taxes                   -49.49%       -4.99%          8.74%
    Return After Taxes on
       Distributions                      -51.76%       -6.29%          7.82%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                     -27.81%       -3.49%          7.49%




                                   FOCUS FUND
                                 CLASS A SHARES



                                                            Period June 26, 1998
                                                              (commencement of
                                                                 investment
                                                                 operations)
                                                                   through
                                              1 year       September 30, 2001(n)
                                              ------       ---------------------
With sales charge of 5.75%
    Return Before Taxes                       -47.00%                -4.54%
    Return After Taxes on
       Distributions                          -49.63%                -6.56%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                         -27.60%                -3.95%

Without sales charge
    Return Before Taxes                       -43.77%                -2.79%
    Return After Taxes on
       Distributions                          -46.56%                -4.85%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                         -25.58%                -2.59%



                                       o

                            SMALL COMPANY GROWTH FUND
                                 CLASS A SHARES



                                                                                  Period March 25,
                                                                                         1996
                                                                                  (commencement of
                                                                                     investment
                                                                                 operations) through
                                                                                 September 30, 2001
                                              1 year           5 Year(n)(o)             (n)(o)
                                              ------           ------------             ------
With sales charge of 5.75%
    Return Before Taxes                       -46.80%              4.95%                8.16%
    Return After Taxes on
       Distributions                          -50.38%              2.13%                5.53%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                         -27.12%              3.45%                6.19%

Without sales charge
    Return Before Taxes                       -43.55%              6.20%                9.33%
    Return After Taxes on
       Distributions                          -47.35%              3.35%                6.67%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                         -25.06%              4.48%                7.17%




(m) Performance results reflect any waiver or reimbursement by the Advisor or LFD of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See a Prospectus for details.



(n) Performance results include returns for each Fund's Class S shares, the oldest existing Fund class, prior to the commencement of operations of Class A shares. Class S share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class S shares and Class A shares. Had the differences in fees been included, returns would have been lower.



(o) On February 2, 1999, the Colonial Aggressive Growth Fund (Predecessor Fund) was reorganized into the Small Company Growth Fund. The Predecessor Fund had multiple classes of shares consisting of Class A, Class B, and Class C shares. The performance information contained in the chart and total returns prior to February 2, 1999 are based on the historical returns of the Predecessor Fund's Class A shares. Performance information after February 2, 1999, but prior to July 31, 2000, is based on the historical returns for the Fund's Class S shares (the oldest existing fund class). Class S performance is not restated to reflect any differences in expenses (such as sales charges or Rule 12b-1 fees) between Class S shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class A shares were initially offered on July 31, 2000.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN


State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110 is the custodian for the Funds. The custodian is responsible for safeguarding each Fund's cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Funds' independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The



                                       p
financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.






                                       q

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include certain series of Liberty-Stein Roe Funds Investment Trust. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES


PART 1 OF THIS SAI LISTS ON PAGE b WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND. UNLESS OTHERWISE NOTED, THE TERM "FUND" REFERS TO EACH FUND.


DEBT SECURITIES


In pursuing its investment objective, the fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. The Fund may invest up to 35% of its assets in debt securities, but do not expect to invest more than 5% of its assets in debt securities that are rated below investment grade.


Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Stein Roe will consider that fact in determining whether that Fund should continue to hold the security.

Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

When the advisor determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

DERIVATIVES

Consistent with its objective, the fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the advisor's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

No Fund currently intends to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See Options and Futures below.)

Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

CONVERTIBLE SECURITIES

By investing in convertible securities, the fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Stein Roe will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by the fund are frequently rated investment grade, the fund may purchase unrated securities or securities rated below investment grade if the securities meet Stein Roe's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Stein Roe's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

FOREIGN SECURITIES

The fund may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. No Fund intends to invest, nor during the past fiscal year has any Fund invested, more than 5% of its net assets in unsponsored ADRs.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging markets.

Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

The Funds' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the fund arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. The fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. No Fund may engage in "speculative" currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, the fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the fund is obligated to deliver.

If the fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

STRUCTURED NOTES

Structured Notes are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered Rate ("LIBOR")), stock indices such as the S&P 500 Index and the price fluctuations of a particular security. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows the fund to tailor its investments to the specific risks and returns Stein Roe wishes to accept while avoiding or reducing certain other risks.

SWAPS, CAPS, FLOORS AND COLLARS

The fund may enter into swaps and may purchase or sell related caps, floors and collars. The fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities it purchases at a later date. The Funds intend to use these techniques as hedges and not as speculative investments and will not sell interest rate income stream the fund may be obligated to pay.

A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease the fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. The fund may enter into any form of swap agreement if Stein Roe determines it is consistent with its investment objective and policies.

A swap agreement tends to shift the fund's investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of the fund's investments and its net asset value.

The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from the fund. If a swap agreement calls for payments by the fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. The fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's Investors Service, Inc. or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by Stein Roe.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and floor that preserves a certain return within a predetermined range of interest rates or values.

At the time the fund enters into swap arrangements or purchases or sells caps, floors or collars, liquid assets of the Fund having a value at least as great as the commitment underlying the obligations will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

LENDING OF PORTFOLIO SECURITIES

Subject to restriction (5) under Investment Restrictions in this SAI, the fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Stein Roe's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund loaned portfolio securities during the fiscal year ended September 30, 2000 nor does it currently intend to loan more than 5% of its net assets.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the fund could experience both losses and delays in liquidating its collateral.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

The fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The funds make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Stein Roe deems it advisable for investment reasons. No Fund had during its last fiscal year, nor does any Fund currently intend to have, commitments to purchase when-issued securities in excess of 5% of its net assets.


The fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. No Fund entered into reverse repurchase agreements during the fiscal year ended September 30, 2001.


At the time the fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

SHORT SALES "AGAINST THE BOX"

The fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. Other than

Small Company Growth Fund, the fund may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

In a short sale against the box, the fund does not deliver from its portfolio the securities sold. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. The fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. The fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect the fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which the fund is able to enter into short sales. There is no limitation on the amount of the fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Up to 20% of the assets of Balanced Portfolio may be involved in short sales against the box, but no other Fund currently expects that more than 5% of its total assets would be involved in short sales against the box.

RULE 144A SECURITIES


The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933. That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Stein Roe, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Stein Roe will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Stein Roe could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Fund expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by Stein Roe.


LINE OF CREDIT

Subject to restriction (6) under Investment Restrictions in this SAI, the fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

INTERFUND BORROWING AND LENDING PROGRAM

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may lend money to and borrow money from other mutual funds advised by Stein Roe. The fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

PORTFOLIO TURNOVER

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, Capital Opportunities Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Funds' flexibility of investment and emphasis on growth of capital, they may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in the fund, if it should occur, would result in increased transaction expenses, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

OPTIONS ON SECURITIES AND INDEXES


The fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. The fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.


An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by the fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the fund desires.

The fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by the fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

The fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase that Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

The success of any futures transaction depends on accurate predictions of changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

----------
1   A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

When a purchase or sale of a futures contract is made by the fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The fund expects to earn interest income on its initial margin deposits. A futures contract held by the fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the fund will mark-to-market its open futures positions.

The fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

The fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

When purchasing a futures contract or writing a put option on a futures contract, the fund must maintain with its custodian (or broker, if legally permitted) cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

The fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES

If the fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by the fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

If the fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), any loss on such option transaction, to the extent it does not exceed the

----------
2   A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

3   An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange.

unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

For federal income tax purposes, the fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

If the fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

The fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

TAXES


In this section, all discussions of taxation at the shareholder and Fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or U.S. citizens or resident aliens.


FEDERAL TAXES. The fund (even if it is the fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Code. The fund has elected (or in the case of a new fund, intends to elect) to be, and

--------------------------------------------------------------------------------
(e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate alternative minimum tax. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.


FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.


Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the fund's net asset value also reflects unrealized losses.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. The back up withholding percentage is 30%. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities and securities of other regulated investment companies, of any issuer (other than U.S. government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect the fund's total return.

MANAGEMENT OF THE FUNDS


Stein Roe provides administrative and management services to the Funds. Stein Roe is a wholly owned subsidiary of Liberty Funds Group LLC, which is a wholly owned subsidiary of Columbia Management Group, Inc., a U.S. financial holding company, which is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110. As of December 31, 2001, Stein Roe managed over $16.27 billion in assets.



The directors of Stein Roe are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, NY 10022. The business address of Mr. Palombo is One Financial Center, Boston, MA 02111.


TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)


                                            POSITION WITH                     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                   AGE      THE TRUST                         DURING PAST FIVE YEARS
----------------                   ---      ---------                         ----------------------
Douglas A. Hacker                  45       Trustee            President of UAL Loyalty Services and Executive Vice
P.O. Box 66100                                                 President of United Airlines (airline) since September,
Chicago, IL 60666(2)(3)                                        2001 (formerly Executive Vice President from July, 1999
                                                               to September, 2001); Chief Financial Officer of United
                                                               Airlines since July, 1999; Senior Vice President and
                                                               Chief Financial Officer of UAL, Inc. prior thereto.

Janet Langford Kelly               43       Trustee            Executive Vice President-Corporate Development and
One Kellogg Square                                             Administration, General Counsel and Secretary, Kellogg
Battle Creek, MI 49016(3)                                      Company (food manufacturer), since September, 1999;
                                                               Senior Vice President, Secretary and General
                                                               Counsel, Sara Lee Corporation (branded,
                                                               packaged, consumer-products manufacturer)
                                                               prior thereto.

Richard W. Lowry                   65       Trustee            Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                         and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963(3)                                        (building products manufacturer)).

Salvatore Macera                   70       Trustee            Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                            President and Director of Itek Corporation
New Seabury, MA                                                (electronics) from 1975 to 1981).
02649(2)(3)

                                             POSITION WITH                     PRINCIPAL OCCUPATION(S)
        NAME AND ADDRESS           AGE         THE TRUST                       DURING PAST FIVE YEARS
        ----------------           ---         ---------                       ----------------------
William E. Mayer                   61       Trustee            Managing Partner, Park Avenue Equity Partners (venture
399 Park Avenue                                                capital) since 1998 (formerly Founding Partner,
Suite 3204                                                     Development Capital LLC from November 1996 to 1998;
New York, NY 10022(1)(3)                                       Dean and Professor, College of Business and Management,
                                                               University of Maryland from October, 1992 to
                                                               November, 1996); Director: Lee Enterprises
                                                               (print and on-line media), WR Hambrecht +
                                                               Co. (financial service provider) and Systech
                                                               Retail Systems (retail industry technology
                                                               provider).

Charles R. Nelson                  59       Trustee            Van Voorhis Professor, Department of Economics,
Department of Economics                                        University of Washington; consultant on econometric and
University of Washington                                       statistical matters.
Seattle, WA 98195(2)(3)

John J. Neuhauser                  58       Trustee            Academic Vice President and Dean of Faculties since
84 College Road                                                August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838(3)                                College School of Management from September, 1977 to
                                                               September, 1999); Director, Saucony, Inc. (athletic
                                                               footwear).

Joseph R. Palombo                  48       Trustee and        Chief Operating Officer of Fleet Asset Management since
One Financial Center                        Chairman of the    November, 2001; formerly Chief Operations Officer of
Boston, MA 02111(1)(3)                      Board              Mutual Funds, Liberty Financial Companies, Inc. from
                                                               August, 2000 to November, 2001; Executive
                                                               Vice President and Director of the Advisor
                                                               since April, 1999; Executive Vice President
                                                               and Chief Administrative Officer of LFG
                                                               since April, 1999; Director of Stein Roe &
                                                               Farnham Incorporated (Stein Roe) since
                                                               September, 2000; Trustee and Chairman of the
                                                               Board of the Stein Roe Mutual Funds since
                                                               October, 2000; Manager of Stein Roe Floating
                                                               Rate Limited Liability Company since
                                                               October, 2000 (formerly Vice President of
                                                               the Liberty Funds from April, 1999 to
                                                               August, 2000; Chief Operating Officer,
                                                               Putnam Mutual Funds from 1994 to 1998).

Thomas E. Stitzel                  65       Trustee            Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                         Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706(3)                                            College of Business, Boise State University); Chartered
                                                               Financial Analyst.

Thomas C. Theobald                 64       Trustee            Managing Director, William Blair Capital Partners
Suite 1300                                                     (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                          Executive Officer and Chairman of the Board of
Chicago, IL 60606(3)                                           Directors, Continental Bank Corporation); Director of
                                                               Xerox Corporation (business products and
                                                               services), Anixter International (network
                                                               support equipment distributor), Jones Lang
                                                               LaSalle (real estate management services)
                                                               and MONY Group (life insurance).

                                            POSITION WITH                     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                   AGE      THE TRUST                         DURING PAST FIVE YEARS
----------------                   ---      -------------                     ----------------------
Anne-Lee Verville                  56       Trustee            Chairman of the Board of Directors, Enesco Group, Inc.
359 Stickney Hill Road                                         (designer, importer and distributor of giftware and
Hopkinton, NH  03229(2)(3)                                     collectibles); Director, LearnSomething.com, Inc.
                                                               (online educational products and services) since 2000;
                                                               author and speaker on educational systems needs
                                                               (formerly General Manager, Global Education Industry
                                                               from 1994 to 1997, and President, Applications Solutions
                                                               Division from 1991 to 1994, IBM Corporation (global
                                                               education and global applications)).

Keith T. Banks                     45       President          President of the Liberty Funds since November, 2001;
Fleet Asset Management                                         Chief Investment Officer and Chief Executive Officer of
590 Madison Avenue, 36th Floor                                 Fleet Asset Management since 2000 (formerly Managing
Mail Stop NY EH 30636A                                         Director and Head of U.S. Equity, J.P. Morgan
New York, NY 10022(3)                                          Investment Management from 1996 to 2000).

Vicki L. Benjamin                  40       Chief Accounting   Chief Accounting Officer of the Liberty Funds, Stein
One Financial Center                        Officer            Roe Funds and Liberty All-Star Funds since June, 2001;
Boston, MA 02111(3)                                            Vice President of LFG since April, 2001 (formerly Vice
                                                               President, Corporate Audit, State Street Bank and Trust
                                                               Company from May, 1998 to April, 2001; Staff Associate
                                                               from December, 1989 to December, 1991, Audit Senior from
                                                               January, 1992 to June, 1994, Audit Manager from July,
                                                               1994 to June, 1997, Senior Audit Manager from July, 1997
                                                               to May, 1998, Coopers & Lybrand).

J. Kevin Connaughton               37       Treasurer          Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                           All-Star Funds since December, 2000 (formerly
Boston, MA 02111(3)                                            Controller of the Liberty Funds and of the Liberty
                                                               All-Star Funds from February, 1998 to October, 2000);
                                                               Treasurer of the Stein Roe Funds since February, 2001
                                                               (formerly Controller from May, 2000 to February, 2001);
                                                               Senior Vice President of LFG since January, 2001
                                                               (formerly Vice President from April, 2000 to January,
                                                               2001) (formerly Vice President of Colonial Management
                                                               Associates, Inc. (Colonial) from February, 1998 to
                                                               October, 2000) (formerly Senior Tax Manager, Coopers &
                                                               Lybrand, LLP from April, 1996 to January, 1998).

Michelle G. Azrialy                32       Controller         Controller of the Liberty Funds and of the Liberty
One Financial Center                                           All-Star Funds since May, 2001; Vice President of LFG
Boston, MA 02111(3)                                            since March, 2001 (formerly Assistant Vice President of
                                                               Fund Administration from September, 2000 to February,
                                                               2001; Compliance Manager of Fund Administration from
                                                               September, 1999 to August, 2000) (formerly Assistant
                                                               Treasurer, Chase Global Fund Services - Boston from
                                                               August, 1996 to September, 1999).

                                            POSITION WITH                     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                   AGE      THE TRUST                         DURING PAST FIVE YEARS
----------------                   ---      ---------                         ----------------------
William J. Ballou                  36       Secretary          Secretary of the Liberty Funds and of the Liberty
One Financial Center                                           All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111(3)                                            Secretary from October, 1997 to October, 2000);
                                                               Secretary of the Stein Roe Funds since
                                                               February, 2001 (formerly Assistant Secretary
                                                               from May, 2000 to February, 2001); Senior
                                                               Vice President of Colonial since April, 2001
                                                               (formerly Vice President from October, 1997
                                                               to March, 2001); Senior Counsel of Colonial
                                                               since April, 2000 (formerly Counsel from
                                                               October, 1997 to March, 2000); Assistant
                                                               Secretary of Colonial since October, 1997;
                                                               Senior Vice President of LFG since April,
                                                               2001 (formerly Vice President and Counsel
                                                               from October, 1997 to March, 2001); Senior
                                                               Counsel of LFG since April, 2000, and
                                                               Assistant Secretary since December, 1998 of
                                                               LFG (formerly Associate Counsel,
                                                               Massachusetts Financial Services Company
                                                               from May, 1995 to September, 1997).



--------------------

(1) A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) of the Trust or the Advisor. Mr. Mayer is an interested person by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an interested person as an employee of Colonial, an affiliate of Stein Roe.



(2) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

(3) This person holds the corresponding officer or trustee position with SR&F Base Trust.


The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT

Under a Management Agreement between the Advisor and the Trust (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.


The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.


The Advisor pays all compensation of the Trustees of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT

Under an Administration Agreement with each fund, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

            (a)   providing office space, equipment and clerical personnel;

            (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

            (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

            (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

            (e) coordinating and overseeing the activities of each fund's other third-party service providers;

            (f)   maintaining certain books and records of each fund; and

            (g)   monitoring the investments and operations of the SR&F Base
                  Trust.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE ACCOUNTING AND BOOKKEEPING AGREEMENT

Stein Roe is responsible for providing accounting and bookkeeping services to the Funds pursuant to an accounting and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement.

Under its accounting and bookkeeping agreement with the Trust and SR&F Base Trust, Stein Roe receives from each Fund and Portfolio a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

- From each Portfolio or stand-alone Fund, an annual flat fee of $10,000, paid monthly;

-     From each feeder Fund, an annual flat fee of $5,000, paid monthly; and

- In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

         [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

Each Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized financial service firms (FSFs) or investors.

INVESTOR SERVICING AND TRANSFER AGENT

LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 180 days' notice by the fund to LFS or by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS


The Fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


DETERMINATION OF NET ASSET VALUE


Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.




SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.


AUTOMATED DOLLAR COST AVERAGING (Classes A, B and C). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.


Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes. You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges an $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHT OF ACCUMULATION (Class A and B only). Reduced sales charges on Class A and B shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.    The current purchase; and


2. The value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).


LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A shares only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.


REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B or C shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.



PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO STEIN ROE IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO THE FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and certain other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.


PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial or contingent deferred sales charges; however, they will be subject to the annual 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF LFD. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A shares of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.    Death. CDSCs may be waived on redemptions within one year following the
      -----
      death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform

      Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.    Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions
      --------------------------------
      occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

3.    Disability. CDSCs may be waived on redemptions occurring within one year
      ----------
      after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4.    Death of a trustee. CDSCs may be waived on redemptions occurring upon
      ------------------
      dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5.    Returns of excess contributions. CDSCs may be waived on redemptions
      -------------------------------
      required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by LFD.

6.    Qualified Retirement Plans. CDSCs may be waived on redemptions required to
      --------------------------
      make distributions from qualified retirement plans following normal retirement (as stated in the document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable CDSC) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information at 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN. If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING. Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History," the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include

Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)


The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

AA bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of
-------------------
some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2001



SOURCE                          CATEGORY                                         RETURN (%)
CREDIT SUISSE FIRST BOSTON:

                                CSFB High Yield Index                               5.78
                                CSFB Leveraged Loan Index                           2.66

LIPPER, INC.:

                                AMEX Composite Index P                             -5.59
                                AMEX Computer Tech IX P                           -15.09
                                AMEX Institutional IX P                           -15.78
                                AMEX Major Market IX P                             -4.75
                                Bse Sensex Index                                  -17.87
                                CAC 40: FFR IX P                                  -21.97
                                CD Rate 1 Month Index Tr                            3.88
                                CD Rate 3 Month Index Tr                            3.74
                                CD Rate 6 Month Index Tr                            3.69
                                Consumer Price Index                                 N/A
                                DAX:DM IX TR                                      -19.79
                                Domini 400 Social Index                              N/A
                                Dow Jones 65 Comp Av P                            -12.82
                                Dow Jones Ind Average P                            -7.10
                                Dow Jones Ind Dly Reinv                            -5.43
                                Dow Jones Ind Mth Reinv                            -5.42
                                Dow Jones Trans Av P                              -10.41
                                Dow Jones Trans Av Tr                              -9.30
                                Dow Jones Util Av P                               -28.68
                                Dow Jones Util Av Tr                              -26.27
                                Ft/S&P Act Wld Ex US IX                           -21.47
                                Jakarta Composite Index                            -5.83
                                Jasdaq Index:Yen P                                -12.92
                                Lehman 1-3 Govt/Cred Tr                             8.78
                                Lehman 1-3 Govt/Credit P                            2.73
                                Lehman Aggregate Bd P                               1.97
                                Lehman Aggregate Bd Tr                              8.44
                                Lehman Cr Bd Int P                                  2.69
                                Lehman Cr Bd Int Tr                                 9.77
                                Lehman Govt Bd Int P                                2.40
                                Lehman Govt Bd Int Tr                               8.42
                                Lehman Govt Bd Long P                              -1.91
                                Lehman Govt Bd Long Tr                              4.34
                                Lehman Govt Bd P                                    1.14
                                Lehman Govt Bd Tr                                   7.23
                                Lehman Govt/Cr Bd P                                 1.90
                                Lehman Govt/Cr Bd Tr                                8.50
                                Lehman Govt/Cr Int P                                2.50
                                Lehman Govt/Cr Int Tr                               8.96
                                Lehman High Yield P                                -4.23
                                Lehman High Yield Tr                                5.28
                                Lehman Muni 10 Yr IX P                             -0.45
                                Lehman Muni 10 Yr IX Tr                             4.62
                                Lehman Muni 3 Yr IX P                               1.37

SOURCE                          CATEGORY                                         RETURN (%)
                                Lehman Muni 3 Yr IX Tr                              6.59
                                Lehman Muni 5 Yr IX Tr                              6.21
                                Lehman Muni Bond IX P                              -0.16
                                Lehman Muni Bond IX Tr                              5.13
                                ML 10+ Yr Treasury IX Tr                            4.21
                                ML 1-10 YR CORP BD IX P                             2.95
                                ML 1-10 YR CORP BD IX TR                           10.02
                                ML 1-3 Yr Muni IX P                                 0.93
                                ML 1-3 Yr Muni IX Tr                                6.04
                                ML 1-3 Yr Treasury IX P                             2.43
                                ML 1-3 Yr Treasury IX Tr                            8.30
                                ML 1-5 Yr Gv/Cp Bd IX P                             2.68
                                ML 1-5 Yr Gv/Cp Bd IX Tr                            8.98
                                ML 15 Yr Mortgage IX P                              2.19
                                ML 15 Yr Mortgage IX Tr                             8.34
                                ML 1-5 Yr Treasury IX P                             2.28
                                ML 1-5 Yr Treasury IX Tr                            8.37
                                ML 3 MO T-Bill IX Tr                                4.42
                                ML 3-5 Yr Govt IX P                                 2.36
                                ML 3-5 Yr Govt IX Tr                                8.75
                                ML 3-7 Yr Muni IX Tr                                5.97
                                ML 7-12 YR MUNI IX P                               -0.55
                                ML 7-12 YR MUNI IX TR                               4.54
                                ML Corp Master Index P                              3.38
                                ML Corp Master Index Tr                            10.70
                                ML Gov/ Corp Master IX T                            8.43
                                ML Govt Master Index P                              1.03
                                ML Govt Master Index Tr                             7.18
                                ML Govt/Corp Master IX P                            1.87
                                ML HIGH YLD MASTER 2  P                            -4.76
                                ML HIGH YLD MASTER 2  TR                            4.48
                                ML High Yld Master IX P                            -3.88
                                ML High Yld Master IX Tr                            6.20
                                ML US CP/GV 10+ YR IX P                             0.12
                                ML US CP/GV 10+ YR IX TR                            7.02
                                ML US DOM MASTER  IX P                              1.84
                                ML US DOM MASTER  IX TR                             8.32
                                MSCI AC Americas Free GD                          -12.18
                                MSCI AC Americas Free ID                          -13.43
                                MSCI AC Asia Fr-Ja IX GD                           -3.84
                                MSCI AC Asia Fr-Ja IX ID                           -5.94
                                MSCI AC ASIA PAC FR DGD                           -20.73
                                MSCI AC ASIA PAC FR DND                           -20.93
                                MSCI AC ASIA PAC FR P IX                          -21.84
                                MSCI AC Asia Pac Fr-J GD                           -2.40
                                MSCI AC Asia Pac FR-J IX                           -4.79
                                MSCI AC Europe IX GD                              -19.49
                                MSCI AC Europe IX ID                              -21.08
                                MSCI AC Fe Free IX GD                             -22.96
                                MSCI AC Fe Free IX ID                             -23.87
                                MSCI AC Fe Fr-Ja IX GD                             -2.08
                                MSCI AC Fe Fr-Ja IX ID                             -4.19
                                MSCI AC Pac Fr-Jpn IX GD                           -0.99
                                MSCI AC Pac Fr-Jpn IX ID                           -3.41

SOURCE                          CATEGORY                                         RETURN (%)
                                MSCI AC Pacific FR IX ID                          -21.84
                                MSCI AC WLD FR VAL IX GD                          -13.87
                                MSCI AC WLD FR-US GR DGD                          -23.43
                                MSCI AC World Free IX GD                          -15.91
                                MSCI AC World Free Ix ID                          -17.26
                                MSCI AC World Fr-USA GD                           -19.50
                                MSCI AC World Fr-USA ID                           -20.98
                                MSCI AC WRLD FR GR DGD                            -18.55
                                MSCI AC Wrld Fr-Ja IX GD                          -14.45
                                MSCI AC Wrld Fr-Ja IX ID                          -15.89
                                MSCI AC WRLD FR-US V DGD                          -15.83
                                MSCI Argentina IX GD                              -18.27
                                MSCI Argentina IX ID                              -22.16
                                MSCI Australia IX GD                                2.66
                                MSCI Australia IX ID                               -0.58
                                MSCI Australia IX ND                                1.68
                                MSCI Austria IX GD                                 -5.05
                                MSCI Austria IX ID                                 -7.44
                                MSCI Austria IX ND                                 -5.65
                                MSCI Belgium IX GD                                -10.17
                                MSCI Belgium IX ID                                -13.03
                                MSCI Belgium IX ND                                -10.89
                                MSCI BRAZIL FREE IX GD                            -16.99
                                MSCI BRAZIL FREE IX ID                            -21.77
                                MSCI Canada IX GD                                 -20.10
                                MSCI Canada IX ID                                 -21.41
                                MSCI Canada IX ND                                 -20.43
                                MSCI Chile IX GD                                   -2.83
                                MSCI Chile IX ID                                   -5.96
                                MSCI China Free IX ID                             -26.04
                                MSCI Colombia IX GD                                45.77
                                MSCI Colombia IX ID                                37.07
                                MSCI Czech Rep IX GD                               -2.01
                                MSCI Czech Rep IX ID                               -4.15
                                MSCI Denmark IX GD                                -14.39
                                MSCI Denmark IX ID                                -15.94
                                MSCI Denmark IX ND                                -14.81
                                MSCI EAFE - JAPAN IX ND                           -19.14
                                MSCI EAFE - UK IX GD                              -23.20
                                MSCI EAFE - UK IX ID                              -24.44
                                MSCI EAFE - UK IX ND                              -23.50
                                MSCI EAFE + Canada IX GD                          -21.16
                                MSCI EAFE + Canada IX ID                          -22.56
                                MSCI EAFE + Canada IX ND                          -21.40
                                MSCI EAFE + EMF IX GD                             -19.47
                                MSCI EAFE + EMF IX ID                             -20.96
                                MSCI EAFE Fr IX ID                                -22.61
                                MSCI EAFE GDP Wt IX GD                            -21.93
                                MSCI EAFE GDP Wt IX ID                            -23.26
                                MSCI EAFE GDP Wt IX ND                            -22.20
                                MSCI EAFE GROWTH IX GD                            -24.41
                                MSCI EAFE GROWTH IX ID                            -25.52
                                MSCI EAFE IX GD                                   -21.21
                                MSCI EAFE IX ID                                   -22.61


SOURCE                          CATEGORY                                         RETURN (%)
                                MSCI EAFE IX ND                                   -21.44
                                MSCI EAFE VALUE IX GD                             -18.22
                                MSCI EAFE VALUE IX ID                             -19.91
                                MSCI EASEA IX GD                                  -18.86
                                MSCI EASEA IX ID                                  -20.54
                                MSCI EASEA IX ND                                  -19.14
                                MSCI Em Eur/Mid East GD                           -16.06
                                MSCI Em Eur/Mid East ID                           -17.65
                                MSCI Em Europe IX GD                               -8.79
                                MSCI Em Europe IX ID                              -10.49
                                MSCI EMF Asia IX GD                                 6.19
                                MSCI EMF Asia IX ID                                 4.24
                                MSCI EMF Far East IX GD                            11.35
                                MSCI EMF Far East IX ID                             9.45
                                MSCI EMF IX GD                                     -2.37
                                MSCI EMF IX ID                                     -4.91
                                MSCI EMF Latin Am IX GD                            -0.39
                                MSCI EMF Latin Am IX ID                            -4.31
                                MSCI EURO UNION GR IX GD                          -24.64
                                MSCI Europe - UK IX GD                            -22.00
                                MSCI Europe - UK IX ID                            -23.41
                                MSCI Europe - UK IX ND                            -22.37
                                MSCI Europe GDP Wt IX ID                          -21.23
                                MSCI Europe IX GD                                 -19.64
                                MSCI Europe IX ID                                 -20.73
                                MSCI Europe IX ND                                 -19.90
                                MSCI European Union GD                            -19.62
                                MSCI European Union ID                            -21.29
                                MSCI EUROPEAN VL IX GD                            -15.42
                                MSCI Far East Free IX ID                          -29.06
                                MSCI Far East IX GD                               -28.28
                                MSCI Far East IX ID                               -29.06
                                MSCI Far East IX ND                               -28.39
                                MSCI Finland IX GD                                -37.81
                                MSCI Finland IX ID                                -39.07
                                MSCI Finland IX ND                                -38.18
                                MSCI France IX GD                                 -22.09
                                MSCI France IX ID                                 -23.18
                                MSCI France IX ND                                 -22.36
                                MSCI Germany IX GD                                -21.99
                                MSCI Germany IX ID                                -23.47
                                MSCI Germany IX ND                                -22.39
                                MSCI Greece IX GD                                 -29.61
                                MSCI Greece IX ID                                 -31.36
                                MSCI Hong Kong IX GD                              -18.61
                                MSCI Hong Kong IX ID                              -21.20
                                MSCI Hongkong IX ND                               -18.61
                                MSCI Hungary IX GD                                 -9.16
                                MSCI Hungary IX ID                                -10.46
                                MSCI India IX GD                                  -19.45
                                MSCI India IX ID                                  -21.17
                                MSCI Indonesia FR IX GD                            -8.48
                                MSCI Indonesia FR IX ID                           -10.88
                                MSCI Ireland IX ID                                 -4.13

SOURCE                          CATEGORY                                         RETURN (%)
                                MSCI Israel Dom IX ID                             -17.57
                                MSCI Israel IX ID                                 -32.28
                                MSCI Israel Non Dom Ixid                          -53.81
                                MSCI Italy IX GD                                  -26.10
                                MSCI Italy IX ID                                  -27.90
                                MSCI Italy IX ND                                  -26.59
                                MSCI JAPAN GROWTH IX GD                           -28.83
                                MSCI Japan IX GD                                  -29.28
                                MSCI Japan IX ID                                  -29.89
                                MSCI Japan IX ND                                  -29.40
                                MSCI JAPAN VALUE IX GD                            -30.11
                                MSCI Jordan IX GD                                  34.59
                                MSCI Jordan IX ID                                  29.02
                                MSCI Kokusai IX GD                                -15.06
                                MSCI Kokusai IX ID                                -16.46
                                MSCI Kokusai IX ND                                -15.39
                                MSCI Korea IX GD                                   48.71
                                MSCI Korea IX ID                                   45.97
                                MSCI Luxembourg IX ID                             -46.04
                                MSCI Malaysia Free Ix GD                            4.56
                                MSCI Malaysia Free IX ID                            2.26
                                MSCI Mexico Free IX GD                             18.55
                                MSCI Mexico Free IX ID                             15.93
                                MSCI N American G IX ID                           -15.47
                                MSCI N American Vl IX ID                          -12.89
                                MSCI Netherland IX GD                             -21.62
                                MSCI Netherland IX ID                             -23.53
                                MSCI Netherland IX ND                             -22.10
                                MSCI New Zealand IX GD                              9.50
                                MSCI New Zealand IX ID                              5.63
                                MSCI New Zealand IX ND                              8.42
                                MSCI Nordic IX GD                                 -28.67
                                MSCI Nordic IX ID                                 -30.05
                                MSCI Nordic IX ND                                 -29.07
                                MSCI Norway IX GD                                 -11.69
                                MSCI Norway IX ID                                 -13.79
                                MSCI Norway IX ND                                 -12.22
                                MSCI Nth Amer IX GD                               -12.40
                                MSCI Nth Amer IX ID                               -13.60
                                MSCI Nth Amer IX ND                               -12.75
                                MSCI Pac - Japan IX GD                             -9.43
                                MSCI Pac - Japan IX ID                            -12.16
                                MSCI Pac - Japan IX ND                             -9.88
                                MSCI PAC FREE GR IX GD                            -25.27
                                MSCI PAC FREE VL IX GD                            -25.42
                                MSCI PAC FR-JPN GR IX GD                          -11.64
                                MSCI PAC FR-JPN VL IX GD                           -7.43
                                MSCI Pacific Free IX ID                           -26.21
                                MSCI Pacific Fr-Jpn ID                            -12.16
                                MSCI Pacific IX GD                                -25.22
                                MSCI Pacific IX ID                                -26.21
                                MSCI Pacific IX ND                                -25.40
                                MSCI Pakistan IX GD                               -23.32
                                MSCI Pakistan IX ID                               -34.61

SOURCE                          CATEGORY                                         RETURN (%)
                                MSCI Peru IX GD                                    19.92
                                MSCI Peru IX ID                                    15.27
                                MSCI Philippines FR DG                            -19.29
                                MSCI Philippines FR GD                            -19.70
                                MSCI Portugal IX GD                               -21.60
                                MSCI Portugal IX ID                               -23.01
                                MSCI Russia IX GD                                  55.85
                                MSCI Russia IX ID                                  53.17
                                MSCI Singapore Fr IX GD                           -23.42
                                MSCI Singapore Fr IX ID                           -25.02
                                MSCI South Africa IX GD                           -17.21
                                MSCI South Africa IX ID                           -20.27
                                MSCI Spain IX GD                                  -11.01
                                MSCI Spain IX ID                                  -12.78
                                MSCI Spain IX ND                                  -11.36
                                MSCI Sri Lanka IX GD                               44.27
                                MSCI Sri Lanka IX ID                               36.08
                                MSCI Sweden IX GD                                 -26.76
                                MSCI Sweden IX ID                                 -28.15
                                MSCI Sweden IX ND                                 -27.18
                                MSCI Swtzrlnd IX GD                               -21.08
                                MSCI Swtzrlnd IX ID                               -21.94
                                MSCI Swtzrlnd IX ND                               -21.38
                                MSCI Taiwan IX GD                                  10.47
                                MSCI Taiwan IX ID                                   8.77
                                MSCI Thailand Free IX GD                            5.25
                                MSCI Thailand Free IX ID                            2.90
                                MSCI Turkey IX GD                                 -32.66
                                MSCI Turkey IX ID                                 -33.73
                                MSCI UK IX GD                                     -14.05
                                MSCI UK IX ID                                     -16.07
                                MSCI UK IX ND                                     -14.05
                                MSCI USA IX GD                                    -12.03
                                MSCI USA IX ID                                    -13.23
                                MSCI USA IX ND                                    -12.39
                                MSCI Venezuela IX GD                               -6.62
                                MSCI Venezuela IX ID                              -10.04
                                MSCI World - UK IX GD                             -16.80
                                MSCI World - UK IX ID                             -18.03
                                MSCI World - UK IX ND                             -17.14
                                MSCI World - USA IX GD                            -21.16
                                MSCI World - USA IX ID                            -22.56
                                MSCI World - USA IX ND                            -21.40
                                MSCI World Free IX ND                             -16.82
                                MSCI World GDP Wt IX ID                           -19.15
                                MSCI WORLD GROWTH IX ID                           -20.14
                                MSCI World IX Free ID                             -17.83
                                MSCI World IX GD                                  -16.52
                                MSCI World IX ID                                  -17.83
                                MSCI World IX ND                                  -16.82
                                MSCI WORLD IX SC DGD IX                             1.23
                                MSCI WORLD IX VALUE                               -14.54
                                MSCI WORLD VALUE IX ID                            -16.16
                                MSCI WORLD-USA GR IX GD                           -25.16

SOURCE                          CATEGORY                                         RETURN (%)
                                MSCI World-USA VL IX GD                           -17.47
                                MSCI Wrld - Austrl IX GD                          -16.76
                                MSCI Wrld - Austrl IX ID                          -18.05
                                MSCI Wrld - Austrl IX ND                          -17.06
                                MSCI WRLD EX USA SC GD                            -10.23
                                MSCI WRLD EX USA SC ID                            -12.35
                                MSCI WRLD EX USA SC ND                            -10.63
                                MSCI WRLD FINANCIALS GD                           -16.50
                                MSCI WRLD FINANCIALS ID                           -18.26
                                MSCI WRLD FREE GR DGD IX                          -19.17
                                MSCI WRLD HEALTHCARE GD                           -12.98
                                MSCI WRLD HEALTHCARE ID                           -14.00
                                MSCI WRLD INFO TECH GD                            -29.50
                                MSCI WRLD INFO TECH ID                            -29.74
                                MSCI WRLD TECH HDWR GD                            -36.22
                                MSCI WRLD TECH HDWR ID                            -36.49
                                MSCI WRLD TELECOM GD                              -23.22
                                MSCI WRLD TELECOM ID                              -26.41
                                NASDAQ 100 IX P                                   -32.65
                                NASDAQ Bank IX P                                   10.08
                                NASDAQ Composite IX P                             -21.05
                                NASDAQ Industrial IX P                             -6.33
                                NASDAQ Insurance IX P                               7.10
                                NASDAQ Natl Mkt Cmp IX                            -21.26
                                NASDAQ Natl Mkt Ind IX                             -6.65
                                NASDAQ Transport IX P                              10.73
                                Nikkei 225 Avg:Yen P                              -23.52
                                NYSE Composite P                                  -10.21
                                NYSE Finance IX P                                  -8.23
                                NYSE Industrials IX P                              -8.41
                                NYSE Transportation IX                             -5.18
                                NYSE Utilities IX P                               -25.13
                                Philippines Composite IX                          -21.84
                                PSE Technology IX P                               -15.59
                                Russell 1000 Grow Ix                              -20.91
                                Russell 1000 Grow IX Tr                           -20.42
                                Russell 1000 IX P                                 -13.61
                                Russell 1000 IX Tr                                -12.45
                                Russell 1000 Value Ix                              -7.41
                                Russell 1000 Value IX Tr                           -5.59
                                Russell 2000 Grow Ix                               -9.55
                                Russell 2000 Grow IX Tr                            -9.23
                                Russell 2000 IX P                                   1.02
                                Russell 2000 IX Tr                                  2.49
                                Russell 2000 Value Ix                              11.37
                                Russell 2000 Value IX Tr                           14.02
                                RUSSELL 2500 GROW IX P                            -11.11
                                RUSSELL 2500 GROW IX TR                           -10.83
                                RUSSELL 2500 IX P                                  -0.26
                                RUSSELL 2500 IX TR                                  1.22
                                RUSSELL 2500 VALUE IX P                             7.37
                                RUSSELL 2500 VALUE IX TR                            9.74
                                RUSSELL 3000 GROW IX P                            -20.10
                                RUSSELL 3000 GROW IX TR                           -19.63

SOURCE                          CATEGORY                                         RETURN (%)
                                Russell 3000 IX P                                 -12.63
                                Russell 3000 IX Tr                                -11.46
                                RUSSELL 3000 VALUE IX P                            -6.20
                                RUSSELL 3000 VALUE IX TR                           -4.33
                                RUSSELL MDCP VALUE IX P                             0.21
                                RUSSELL MDCP VALUE IX TR                            2.33
                                Russell Midcap G IX TR                            -20.15
                                RUSSELL MIDCAP GR IX P                            -20.34
                                RUSSELL MIDCAP IX P                                -7.00
                                RUSSELL MIDCAP IX TR                               -5.62
                                RUSSELL SMCP CMPT GRO P                           -25.19
                                RUSSELL SMCP CMPT GRO TR                          -25.02
                                RUSSELL SMCP CMPT IX P                            -11.79
                                RUSSELL SMCP CMPT IX TR                           -10.70
                                RUSSELL SMCP CMPT VAL IX                            5.18
                                RUSSELL SMCP CMPT VAL P                             3.01
                                RUSSELL TOP 200 GRO IX P                          -21.03
                                RUSSELL TOP 200 GROW  IX                          -20.48
                                RUSSELL TOP 200 IX P                              -15.66
                                RUSSELL TOP 200 IX TR                             -14.57
                                RUSSELL TOP 200 VAL IX P                          -10.49
                                RUSSELL TOP 200 VALUE IX                           -8.79
                                S & P 100 Index TR                                -14.88
                                S & P 500 Daily Reinv                             -11.87
                                S & P 500 Index P                                 -13.04
                                S & P 500 Mnthly Reinv                            -11.88
                                S & P 500/BARRA G IX TR                           -12.73
                                S & P 500/BARRA V IX TR                           -11.71
                                S & P 600 Index P                                   5.73
                                S & P 600 Index Tr                                  6.51
                                S & P Financial IX P                              -10.31
                                S & P Financial IX Tr                              -8.79
                                S & P Industrial IX Tr                            -11.67
                                S & P Industrials P                               -12.74
                                S & P MC 400/BARRA G TR                            -7.97
                                S & P MC 400/BARRA V TR                             7.14
                                S & P Midcap 400 IX P                              -1.63
                                S & P Midcap 400 IX Tr                             -0.62
                                S & P SC 600/BARRA G TR                            -1.18
                                S & P SC 600/BARRA V TR                            13.10
                                S & P Transport Index P                            -1.16
                                S & P Transport IX Tr                              -0.24
                                S & P Utility Index P                             -32.52
                                S & P Utility Index Tr                            -30.43
                                SB Cr-Hdg Nn-US Wd IX Tr                            6.12
                                SB Cr-Hdg Wd Gv Bd IX Tr                            6.27
                                SB Non-US Wd Gv Bd IX Tr                           -3.54
                                SB Wd Gv Bd:Austrl IX Tr                           -4.17
                                SB Wd Gv Bd:Germny IX Tr                           -0.05
                                SB Wd Gv Bd:Japan IX Tr                            -9.95
                                SB Wd Gv Bd:UK IX Tr                                0.43
                                SB Wd Gv Bd:US IX Tr                                6.73
                                SB World Govt Bond IX Tr                           -0.99
                                Straits Times Index                               -15.74

SOURCE                          CATEGORY                                         RETURN (%)
                                SWISS PERF:SFR IX TR                              -22.03
                                TAIWAN SE:T$ IX P                                  18.18
                                T-Bill 1 Year Index Tr                              3.29
                                T-Bill 3 Month Index Tr                             3.43
                                T-Bill 6 Month Index Tr                             3.37
                                Thailand Set Index                                 12.88
                                TOKYO 2ND SCT:YEN IX P                            -12.06
                                TOKYO SE(TOPIX):YEN IX P                          -19.59
                                TORONTO 300:C$ IX P                               -13.94
                                TORONTO SE 35:C$ IX P                              -6.26
                                Value Line Cmp IX-Arth                             10.88
                                Value Line Cmp IX-Geom                             -6.08
                                Value Line Industrl IX                             -6.06
                                Value Line Railroad IX                             32.45
                                Value Line Utilties IX                            -21.02

THE NATIONAL ASSOCIATION OF
REAL ESTATE INVESTMENT TRUST:

                                Real Estate Investment Trust Index                13.93

SALOMON SMITH BARNEY:

                                SSB World Ex U.S. Cap Range $2-$10 Billion       -15.49
                                SSB EMI Global Ex U.S.                           -14.66
                                SSB EMI World Ex U.S.                            -15.70
                                Salomon 30 Year Benchmark                          3.42



Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.



*in U.S. currency

           Statement of Additional Information Dated February 1, 2002

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                     One Financial Center, Boston, MA 02111
                                  800-338-2550


                          LIBERTY GROWTH INVESTOR FUND

                           CLASS A, B, C, AND Z SHARES


         This Statement of Additional Information ("SAI") is not a prospectus, but provides additional information that should be read in conjunction with the Fund's prospectuses dated February 1, 2002 and any supplements thereto ("Prospectus"). Financial statements, which are contained in the Fund's September 30, 2001 Annual Report, are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained at no charge by telephoning 800-338-2550.


                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
General Information and History...........................................   2
Investment Policies.......................................................   3
Portfolio Investments and Strategies......................................   4
Investment Restrictions...................................................  20
Additional Investment Considerations......................................  22
Management................................................................  23
Financial Statements......................................................  29
Principal Shareholders....................................................  30
Investment Advisory and Other Services....................................  31
Distributor...............................................................  33
Transfer Agent............................................................  36
Custodian ................................................................
Independent Accountants...................................................
Purchases and Redemptions.................................................
Portfolio Transactions....................................................  48
Additional Income Tax Considerations......................................  53
Investment Performance....................................................  54
Master Fund/Feeder Fund: Structure and Risk Factors.......................  60
Appendix -- Ratings.......................................................  62



764-01/630I-0102

                         GENERAL INFORMATION AND HISTORY
-------------------------------------------------------------------------------

      Liberty Growth Investor Fund (the "Fund"), is a separate series of Liberty-Stein Roe Funds Investment Trust (the "Trust"). On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. The name of the Trust was changed from "Stein Roe Investment Trust" to "Liberty-Stein Roe Funds Investment Trust" on October 18, 1999.


      Liberty Growth Investor Fund ("Growth Investor Fund") commenced operations on March 31, 1999. Prior to July 14, 2000, the Fund was known as Stein Roe Advisor Growth Investor Fund; prior to November 2, 1999, the Fund was known as Stein Roe Growth Investor Fund.


      The Fund offers five classes of shares -- Classes A, B, C, S and Z. This SAI describes Classes A, B, C and Z of the Fund. Class S shares of the Fund are described in a separate SAI.



      The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series, each with one or more classes, as the Board may authorize. Each series invests in a separate portfolio of securities and other assets, with its own objectives and policies.



      Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations. The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


      Each share of a series (or class thereof) is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series (or class thereof), and all shares of a series (or class thereof) have equal rights in the event of liquidation of that series (or class thereof). Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to
Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE
-------------------------------------------------------------------------------

      Rather than invest in securities directly, the Fund seeks to achieve its objective by pooling its assets with those of other investment companies for investment in a master fund having the identical investment objective and substantially the same investment policies as its feeder fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Fund ("feeder fund") invests all of its assets in a separate master fund, SR&F Growth Investor Portfolio ("Portfolio"), which is a series of SR&F Base Trust.


      For more information, please refer to Master Fund/Feeder Fund: Structure and Risk Factors.

      Stein Roe & Farnham Incorporated ("Stein Roe") provides administrative and accounting and recordkeeping services to the Fund and Portfolio and investment management services to the Portfolio.

                               INVESTMENT POLICIES
-------------------------------------------------------------------------------

      The Trust and SR&F Base Trust are open-end management investment companies. The Fund and the Portfolio are diversified, as that term is defined in the Investment Company Act of 1940.


      The investment objectives and policies are described in the Prospectus under The Fund. In pursuing its objective, the Portfolio may also employ the investment techniques described under Portfolio Investments and Strategies in this SAI. The investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities."(1)


----------
(1) A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

                      PORTFOLIO INVESTMENTS AND STRATEGIES
-------------------------------------------------------------------------------

      Unless otherwise noted, for purposes of discussion under Portfolio Investments and Strategies, the term "Fund" refers to the Fund and Portfolio.

DEBT SECURITIES
-------------------------------------------------------------------------------

      In pursuing its investment objective, the Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

      The Portfolio may invest up to 35% of its net assets in debt securities, but do not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade. The Fund also does not have a current intention to invest more than 5% of its total assets in investment grade debt securities.

      Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Stein Roe will consider that fact in determining whether that Fund should continue to hold the security.

      Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

      When Stein Roe determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

DERIVATIVES
-------------------------------------------------------------------------------

      Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

      Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

      The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

      The Fund does not currently intend to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See Options and Futures below.)

      Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

      Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

      Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

      Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

CONVERTIBLE SECURITIES
-------------------------------------------------------------------------------

      By investing in convertible securities, the Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Stein Roe will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by the Fund are frequently rated investment grade, the Fund may purchase unrated securities or securities rated below investment grade if the securities meet Stein Roe's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Stein Roe's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

FOREIGN SECURITIES
-------------------------------------------------------------------------------


      The Fund may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts ("ADRs") or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. The Fund does not intend to invest, nor during the past fiscal year has the Fund invested, more than 5% of its net assets in unsponsored ADRs.


      With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

      Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging markets.

      Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

      Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

      The Fund's foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SWAPS, CAPS, FLOORS AND COLLARS
-------------------------------------------------------------------------------

      The Fund may enter into swaps and may purchase or sell related caps, floors and collars. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities it purchases at a later date. The Fund intends to use these techniques as hedges and not as speculative investments and will not sell interest rate income stream the Fund may be obligated to pay.

      A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease the Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. The Fund may enter into any form of swap agreement if Stein Roe determines it is consistent with its investment objective and policies.

      A swap agreement tends to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of the Fund's investments and its net asset value.

      The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's Investors Service, Inc. or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by Stein Roe.

      The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and floor that preserves a certain return within a predetermined range of interest rates or values.

      At the time the Fund enters into swap arrangements or purchases or sells caps, floors or collars, liquid assets of the Fund having a value at least as great as the commitment underlying the obligations will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

LENDING OF PORTFOLIO SECURITIES
-------------------------------------------------------------------------------

      Subject to restriction (5) under Investment Restrictions in this SAI, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Stein Roe's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Fund did not loan portfolio securities during the fiscal year ended September, 30, 2001 nor does it currently intend to loan more than 5% of its net assets.

REPURCHASE AGREEMENTS
-------------------------------------------------------------------------------

      The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS
-------------------------------------------------------------------------------


      The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Stein Roe deems it advisable for investment reasons. The Fund did not have during its last fiscal year, nor does the Fund currently intend to have, commitments to purchase when-issued securities in excess of 5% of its net assets.

      The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. The Fund did not enter into reverse repurchase agreements during the fiscal year ended September, 30, 2001.

      At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

SHORT SALES "AGAINST THE BOX"
--------------------------------------------------------------------------------

      The Fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. The Fund may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

      In a short sale against the box, the Fund does not deliver from its portfolio the securities sold. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. The Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

      Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

      Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which the Fund is able to enter into short sales. There is no limitation on the amount of the Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. The Portfolios do not currently expect that more than 5% of total assets would be involved in short sales against the box.

RULE 144A SECURITIES
--------------------------------------------------------------------------------

      The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Stein Roe, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Stein Roe will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Stein Roe could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. The Fund does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by Stein Roe.


LINE OF CREDIT
--------------------------------------------------------------------------------

      Subject to restriction (6) under Investment Restrictions in this SAI, the Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

INTERFUND BORROWING AND LENDING PROGRAM
--------------------------------------------------------------------------------

      Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may lend money to and borrow money from other mutual funds advised by Stein Roe. The Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

      Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, they may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in the Fund, if it should occur, would result in increased transaction expenses, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

OPTIONS ON SECURITIES AND INDEXES
--------------------------------------------------------------------------------

      The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.


      An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

      The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

      If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

      The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------------------------------------

      The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(2) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

      The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase that Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

      The success of any futures transaction depends on accurate predictions of changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

      When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which

----------
(2) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

      The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES
--------------------------------------------------------------------------------

      There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES
--------------------------------------------------------------------------------

      If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

      The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(3) would exceed 5% of the Fund's total assets.

      When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

      The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in

----------
(3) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

      In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES
--------------------------------------------------------------------------------

      If the Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

      If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

      Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

      If the Fund writes an equity call option(4) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

      A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

----------
(4) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

      For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

      If the Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

      In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

      The Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

      The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The Fund and the Portfolio operate under the following investment restrictions. The Fund or Portfolio may not:


      (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the
U. S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;


      (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

      (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

      (6) borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940;

      (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and [Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

      (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

      The above restrictions (other than bracketed portions thereof) are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" as defined above. The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent the Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. The Fund or Portfolio may not:


      (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

      (b) invest in companies for the purpose of exercising control or management;

      (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

      (d) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

      (e) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

      (f) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

      (g) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

      (h) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;


      (i) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; or


      (j) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

                      ADDITIONAL INVESTMENT CONSIDERATIONS
--------------------------------------------------------------------------------

      Stein Roe seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to take sensible risks and make intelligent investments it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns as appropriate for the particular client or managed account. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?

      It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?

      If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?

      All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

      In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

                                   MANAGEMENT
--------------------------------------------------------------------------------

      The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. The following table sets forth certain information with respect to the trustees and officers of the Trust:


                                           POSITION
                                           WITH THE                         PRINCIPAL OCCUPATION(S)
        NAME AND ADDRESS           AGE      TRUST                           DURING PAST FIVE YEARS
        ----------------           ---     --------                         ----------------------
Douglas A. Hacker                  45      Trustee           President of UAL Loyalty Services and Executive Vice
P.O. Box 66100                                               President of United Airlines (airline) since September,
Chicago, IL 60666(2)(3)                                      2001 (formerly Executive Vice President from July, 1999
                                                             to September, 2001); Chief Financial Officer of United
                                                             Airlines since July, 1999; Senior Vice President and
                                                             Chief Financial Officer of UAL, Inc. prior thereto.

Janet Langford Kelly               43      Trustee           Executive Vice President-Corporate Development and
One Kellogg Square                                           Administration, General Counsel and Secretary, Kellogg
Battle Creek, MI 49016(3)                                    Company (food manufacturer), since September, 1999;
                                                             Senior Vice President, Secretary and General Counsel,
                                                             Sara Lee Corporation (branded, packaged,
                                                             consumer-products manufacturer) prior thereto.

Richard W. Lowry                   65      Trustee           Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                       and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963(3)                                      (building products manufacturer)).

Salvatore Macera                   70      Trustee           Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                          President and Director of Itek Corporation (electronics)
New Seabury, MA  02649(2)(3)                                 from 1975 to 1981).

William E. Mayer                   61      Trustee           Managing Partner, Park Avenue Equity Partners (venture
399 Park Avenue                                              capital) since 1998 (formerly Founding Partner,
Suite 3204                                                   Development Capital LLC from 1996 to 1998; Dean and
New York, NY 10022(1)(3)                                     Professor, College of Business and Management, University
                                                             of Maryland from October, 1992 to November, 1996);
                                                             Director of Lee Enterprises (print and on-line media),
                                                             WR Hambrecht + Co. (financial service provider) and
                                                             Systech Retail Systems (retail industry technology
                                                             provider).

                                           POSITION
                                           WITH THE                         PRINCIPAL OCCUPATION(S)
        NAME AND ADDRESS           AGE      TRUST                           DURING PAST FIVE YEARS
        ----------------           ---     --------                         ----------------------
Charles R. Nelson                  59      Trustee           Van Voorhis Professor, Department of Economics,
Department of Economics                                      University of Washington; consultant on econometric and
University of Washington                                     statistical matters.
Seattle, WA 98195(2)(3)

John J. Neuhauser                  58      Trustee           Academic Vice President and Dean of Faculties since
84 College Road                                              August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838(3)                              College School of Management from September, 1977 to
                                                             September, 1999); Director, Saucony, Inc. (athletic
                                                             footwear).

Joseph R. Palombo                  48      Trustee and       Chief Operating Officer of Fleet Asset Management since
One Financial Center                       Chairman of the   November, 2001; formerly Chief Operations Officer of
Boston, MA 02111(1)(3)                     Board             Mutual Funds, Liberty Financial Companies, Inc. ("Liberty
                                                             Financial") from August, 2000 to November, 2001;
                                                             Executive Vice President and Director of Colonial
                                                             Management Associates, Inc. ("Colonial") since April,
                                                             1999; Executive Vice President and Chief Administrative
                                                             Officer of LFG since April, 1999; Director of Stein Roe
                                                             since September, 2000; Trustee and Chairman of the Board
                                                             of the Stein Roe Mutual Funds since October, 2000;
                                                             Manager of Stein Roe Floating Rate Limited Liability
                                                             Company since October, 2000 (formerly Vice President of
                                                             the Liberty Funds from April, 1999 to August, 2000;
                                                             Chief Operating Officer, Putnam Mutual Funds from 1994
                                                             to 1998).

Thomas E. Stitzel                  65      Trustee           Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                       Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706(3)                                          College of Business, Boise State University); Chartered
                                                             Financial Analyst.

Thomas C. Theobald                 64      Trustee           Managing Director, William Blair Capital Partners
Suite 1300                                                   (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                        Executive Officer and Chairman of the Board of Directors,
Chicago, IL 60606(3)                                         Continental Bank Corporation); Director of Xerox
                                                             Corporation (business products and services), Anixter
                                                             International (network support equipment distributor),
                                                             Jones Lang LaSalle (real estate management services) and
                                                             MONY Group (life insurance).

                                           POSITION
                                           WITH THE                         PRINCIPAL OCCUPATION(S)
        NAME AND ADDRESS           AGE      TRUST                           DURING PAST FIVE YEARS
        ----------------           ---     --------                         ----------------------
Anne-Lee Verville                  56      Trustee           Chairman of the Board of Directors, Enesco Group, Inc.
359 Stickney Hill Road                                       (designer, importer and distributor of giftware and
Hopkinton, NH  03229(2)(3)                                   collectibles); Director, LearnSomething.com, Inc. (online
                                                             educational products and services) since 2000; author
                                                             and speaker on educational systems needs (formerly
                                                             General Manager, Global Education Industry from 1994 to
                                                             1997, and President, Applications Solutions Division
                                                             from 1991 to 1994, IBM Corporation (global education and
                                                             global applications).

Keith T. Banks                     45      President         President of the Liberty Funds since November, 2001;
Fleet Asset Management                                       Chief Investment Officer and Chief Executive Officer of
590 Madison Avenue, 36th Floor                               Fleet Asset Management since 2000 (formerly Managing
Mail Stop NY EH 30636A                                       Director and Head of U.S. Equity, J.P. Morgan Investment
New York, NY 10022(3)                                        Management from 1996 to 2000).

Vicki L. Benjamin                  40      Chief             Chief Accounting Officer of the Liberty Funds, Stein Roe
One Financial Center                       Accounting        Funds and Liberty All-Star Funds since June, 2001; Vice
Boston, MA 02111(3)                        Officer           President of LFG since April, 2001 (formerly Vice
                                                             President, Corporate Audit, State Street Bank and Trust
                                                             Company from May, 1998 to April, 2001; Staff Associate
                                                             from December, 1989 to December, 1991, Audit Senior from
                                                             January, 1992 to June, 1994, Audit Manager from July,
                                                             1994 to June, 1997, Senior Audit Manager from July, 1997
                                                             to May, 1998, Coopers & Lybrand).

J. Kevin Connaughton               37      Treasurer         Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since December, 2000 (formerly Controller
Boston, MA 02111(3)                                          of the Liberty Funds and of the Liberty All-Star Funds
                                                             from February, 1998 to October, 2000); Treasurer of the
                                                             Stein Roe Funds since February, 2001 (formerly
                                                             Controller from May, 2000 to February, 2001); Senior
                                                             Vice President of LFG since January, 2001 (formerly Vice
                                                             President from April, 2000 to January, 2001) (formerly
                                                             Vice President of Colonial from February, 1998 to
                                                             October, 2000) (formerly Senior Tax Manager, Coopers &
                                                             Lybrand, LLP from April, 1996 to January, 1998).

                                           POSITION
                                           WITH THE                         PRINCIPAL OCCUPATION(S)
        NAME AND ADDRESS           AGE      TRUST                           DURING PAST FIVE YEARS
        ----------------           ---     --------                         ----------------------
Michelle G. Azrialy                32      Controller        Controller of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since May, 2001; Vice President of LFG
Boston, MA 02111(3)                                          since March, 2001 (formerly Assistant Vice President of
                                                             Fund Administration from September, 2000 to February,
                                                             2001; Compliance Manager of Fund Administration from
                                                             September, 1999 to August, 2000) (formerly Assistant
                                                             Treasurer, Chase Global Fund Services - Boston from
                                                             August, 1996 to September, 1999).

William J. Ballou                  36      Secretary         Secretary of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111(3)                                          Secretary from October, 1997 to October, 2000); Secretary
                                                             of the Stein Roe Funds since February, 2001 (formerly
                                                             Assistant Secretary from May, 2000 to February, 2001);
                                                             Senior Vice President of Colonial since April, 2001
                                                             (formerly Vice President from October, 1997 to March,
                                                             2001); Senior Counsel of Colonial since April, 2000
                                                             (formerly Counsel from October, 1997 to March, 2000);
                                                             Assistant Secretary of Colonial since October, 1997;
                                                             Senior Vice President of LFG since April, 2001 (formerly
                                                             Vice President and Counsel from October, 1997 to March,
                                                             2001); Senior Counsel of LFG since April, 2000, and
                                                             Assistant Secretary since December, 1998 of LFG
                                                             (formerly Associate Counsel, Massachusetts Financial
                                                             Services Company from May, 1995 to September, 1997).



----------


(1) Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the Trust or of Stein Roe. Mr. Mayer is an interested person by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an interested person as an employee of Colonial, an affiliate of Stein Roe.



(2) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.


(3) This person holds the corresponding officer or trustee position with SR&F Base Trust.



      The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.


      Certain of the trustees and officers of the Trust are trustees or officers of other investment companies managed by Stein Roe or its affiliates; and some of the officers are also officers of Liberty Funds Distributor, Inc., the Fund's distributor.


      Officers and trustees affiliated with Stein Roe or its affiliates serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or Stein Roe are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee thereof attended. The following table sets forth the aggregated compensation paid to each Trustee by the Fund and the Fund Complex during the fiscal year ended September 30, 2001 and calendar year ended December 31, 2001:



                                          Aggregate Compensation                                 Total Compensation from the Fund
                                          from the Fund for the       Pension or Retirement      and the Fund Complex Paid to
                                            Fiscal Year Ended        Benefits Accrued as Part    Trustees for the Calendar Year
Trustee                                     September 30, 2001         of Fund Expenses(a)        Ended December 31, 2001 (b)
-------                                   ----------------------     ------------------------    --------------------------------
John A. Bacon, Jr. (c)                            $300                          N/A                           $95,000
Robert J. Birnbaum                                 N/A                          N/A                            25,300
Tom Bleasdale (c)                                  N/A                          N/A                           103,000 (d)
William W. Boyd (c)                                300                          N/A                            50,000
Lora S. Collins (c)                                N/A                          N/A                            96,000
James E. Grinnell (c)                              N/A                          N/A                           100,300
Douglas A. Hacker                                  621                          N/A                           109,000
Janet Langford Kelly                               513                          N/A                           107,000
Richard W. Lowry                                   323                          N/A                           135,300
Salvatore Macera                                   326                          N/A                           110,000
William E. Mayer                                   311                          N/A                           132,300
James L. Moody, Jr. (c)                            N/A                          N/A                           91,000
Charles R. Nelson                                  621                          N/A                           109,000
John J. Neuhauser                                  321                          N/A                           132,510
Joseph R. Palombo (e)                              N/A                          N/A                               N/A
Thomas Stitzel                                     321                          N/A                           109,000
Thomas C. Theobald                                 633                          N/A                           112,000
Anne-Lee Verville                                  338 (f)                      N/A                           114,000 (f)



(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.




(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the

Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.



(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial prior to November 1, 2001, when the asset management business of Liberty Financial was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.



(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.



(e) Mr. Palombo does not receive compensation because he is an employee of Colonial, an affiliate of Stein Roe. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of Liberty Financial by Fleet National Bank.



(f) During the fiscal year ended September 30, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $338 and $114,000, respectively, pursuant to the deferred compensation plan.

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Please refer to the September 30, 2001 Financial Statements (management discussion, statements of assets and liabilities and schedules of investments as of September 30, 2001 and the statements of operations, changes in net assets, financial highlights, and notes thereto) and the report of independent accountants contained in the September 30, 2001 Annual Report. The Financial Statements and the report of independent accountants are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.

                             PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

      As of December 31, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.


      As of December 31, 2001, the only persons known by the Trust to own of record or "beneficially" 5% or more of the then outstanding shares of the Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:



                                                                        APPROXIMATE
           NAME AND ADDRESS                   CLASS                    PERCENTAGE OF
           ----------------                   -----                 OUTSTANDING SHARES
                                                                            HELD
                                                                    ------------------
Investors Bank & Trust Co. Trustee              A                          5.22%
The Paul R. Solomon PSRP
U/A DTD 12/27/79
A/C Paul R. Solomon
75 Northrop Rd.
Woodbridge, CT  06525-1723

Charles Schwab & Co. Inc.                       A                          9.77%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Merrill Lynch Pierce Fenner & Smith             B                          5.57%
For the benefit of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E, 2nd Floor
Jacksonville, FL  32246-6484

NFSC/FMTC IRA Rollover                          C                          6.00%
FBO Gloria Forschirm
4600 Waterfall Court, Apt. 1A
Owings Mill, MD  21117-4968

Merrill Lynch Pierce Fenner & Smith             C                         14.32%
For the benefit of its customers
Attn; Fund Administration
4800 Deer Lake Dr. E, 2nd Floor
Jacksonville, FL 32246

                                                                        APPROXIMATE
           NAME AND ADDRESS                   CLASS                    PERCENTAGE OF
           ----------------                   -----                 OUTSTANDING SHARES
                                                                            HELD
                                                                    ------------------
Colonial Management Associates, Inc.            Z                        100.00%
Attn; Finance Dept.
One Financial Center
Boston, MA  02111-2621



      As of record on December 31, 2001, there 463 Class A, 1,736 Class B, 156 Class C, 1,920 Class S and 1 Class Z record holders of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

      Stein Roe provides investment management services to the Portfolio and administrative services to the Fund. Stein Roe is a wholly owned subsidiary of Liberty Funds Group LLC, which is a wholly owned subsidiary of Columbia Management Group, Inc., a U.S. financial holding company, which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110. As of December 31, 2001, Stein Roe managed over $16.27 billion in assets.



      The directors of Stein Roe are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop
NY EH30636A, New York, NY 10022. The business address of Mr. Palombo is One Financial Center, Boston, MA 02111.


     Stein Roe Counselor(SM) is a professional investment advisory service offered by Stein Roe to Fund shareholders. Stein Roe Counselor(SM) is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, Stein Roe's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor(SM) are free to self direct their investments while considering Stein Roe's recommendations. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, Stein Roe provides shareholders participating in these programs with dedicated representatives. Other distinctive services include specially designed account statements with portfolio performance and transaction data, asset allocation planning tools, newsletters, customized website content, and regular investment, economic and market updates. A $50,000 minimum investment is required to participate in the program.


      In return for its services, Stein Roe is entitled to receive a monthly administrative fee from the Fund and a monthly management fee from the Portfolio. The table below shows the annual rates of such fees as a percentage of average net assets, gross fees paid (in thousands) for the three most recent fiscal years, and any expense reimbursements by Stein Roe:


                                                                                 YEAR        YEAR       PERIOD
                                                                                 ENDED       ENDED       ENDED
    FUND/PORTFOLIO                 TYPE              CURRENT RATES              9/30/01     9/30/00     9/30/99*
    --------------                 ----              -------------              -------     -------     --------
Growth Investor Fund          Administrative   0.150% up to $500 million,
                                               0.125% next $500 million,        $   51       $  38      $    6
                                               0.100% thereafter

                              Reimbursement    Expenses exceeding 1.10%           (165)       (189)        (48)

Growth Investor Portfolio     Management       0.600% up to $500 million,
                                               0.550% next $500 million,         6,706       7,245       5,416
                                               0.500% thereafter



* From Fund's inception on 3/31/99.


      Stein Roe provides office space and executive and other personnel to the Fund, and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

      The administrative agreement provides that Stein Roe shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, Stein Roe is not required to reimburse the Fund an amount in excess of fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses of the Fund, Stein Roe may voluntarily waive its fees and/or absorb certain expenses, as described under The Fund -- Your Expenses in the Prospectus. Any such reimbursement will enhance the yield of such Fund.

      Each management agreement provides that neither Stein Roe, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

      Any expenses that are attributable solely to the organization, operation, or business of a series of the Trust are paid solely out of the assets of that series. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT
--------------------------------------------------------------------------------

      Stein Roe is responsible for providing accounting and bookkeeping services to the Fund pursuant to an accounting and bookkeeping agreement. Under a separate agreement ("Outsourcing Agreement"), Stein Roe has delegated those functions to State Street Bank and Trust Company ("State Street"). Stein Roe pays fees to State Street under the Outsourcing Agreement.



      Under its accounting and bookkeeping agreement with the Fund and SR&F Base Trust, Stein Roe receives from the Fund and Portfolio a monthly fee consisting of a flat fee plus an asset-based fee, as follows:


   -  From the Portfolio, an annual flat fee of $10,000, paid monthly;

   -  From the Fund, an annual flat fee of $5,000, paid monthly; and


   - In any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:


            [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      The Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

                                   DISTRIBUTOR
--------------------------------------------------------------------------------

      Shares of the Fund are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), One Financial Center, Boston, MA 02111, an indirect subsidiary of FleetBoston Financial Corporation, under a Distribution Agreement. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party ("independent trustees"). The Distributor has no obligation, as underwriter, to buy Fund shares, and purchases shares only upon receipt of orders from authorized financial service firms or investors. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

SALES CHARGES (dollars in thousands)



                                                                    Class A Shares
                                                                    --------------
                                                          Year ended              Period ended
                                                         September 30,            September 30,
                                                             2001                      2000
                                                             ----                      ----
Aggregate initial sales charges on Fund share sales          $36                        $0
Initial sales charges retained by LFD                          6                         0
Aggregate contingent deferred sales charges
    (CDSC) on Fund redemptions retained by LFD                (g)                        0



                                                                    Class B Shares
                                                                    --------------
                                                          Year ended              Period ended
                                                         September 30,            September 30,
                                                             2001                      2000
                                                             ----                      ----
Aggregate CDSC on Fund redemptions
    retained by LFD                                          $39                        $0



                                                                    Class C Shares
                                                                    --------------
                                                          Year ended              Period ended
                                                         September 30,            September 30,
                                                             2001                      2000
                                                             ----                      ----
Aggregate CDSC on Fund redemptions
    retained by LFD                                          (g)                        $0



(g) Rounds to less than one.


12b-1 PLANS, CONTINGENT DEFERRED SALES CHARGES, AND CONVERSION OF SHARES
--------------------------------------------------------------------------------

      The trustees of the Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for personal service and/or the maintenance of shareholder accounts, the Distributor receives a service fee at an annual rate not to exceed 0.25% of net assets attributed to each class of shares other than Class Z and S shares. The Plan also provides that as compensation for the promotion and distribution of shares of the Fund including its expenses related to sale and promotion of Fund shares, the Distributor receives from the Fund a fee at an annual rate not exceeding 0.10% of the average net assets attributed to Class A shares, and 0.75% of the average net assets attributed to each of its Class B and Class C shares.

At this time, the Distributor has voluntarily agreed to limit the Class A distribution fee to 0.05% annually. The Distributor may terminate this voluntary limitation without shareholder approval. Class B shares automatically convert to Class A shares after a certain number of years, depending on the program you purchased your shares under. See a Prospectus for a description of the different programs. Class C, and Class Z shares do not convert. The Distributor generally pays this amount to institutions that distribute Fund shares and provide services to the Fund and their shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution or other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative sales charges paid. The Trust's Plan complies with those rules.


      The trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the trustees, including the independent trustees. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by a vote of a majority of the independent trustees or by a vote of a majority of the outstanding voting securities of the relevant Class of shares.


      The Fund offers five classes of shares (Class A, Class B, Class C, Class Z, and Class S). The Fund may in the future offer other classes of shares. Class Z and S shares are offered at net asset value. Class A shares are offered at net asset value plus a front-end sales charge to be imposed at the time of purchase and are subject to a Rule 12b-1 fee. Class B shares are offered at net asset value subject to a Rule 12b-1 fee and a declining contingent deferred sales charge on redemptions made within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value, subject to a Rule 12b-1 fee and a contingent deferred sales charge on redemptions made within one year of purchase. The contingent deferred sales charges are described in the Prospectus.


      No contingent deferred sales charge will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions, and finally of other shares held by the shareholder for the longest time.

      A certain number of years after the end of the month in which a Class B share is purchased, such shares and a pro-rated portion of any shares issued on the reinvestment of distributions will be automatically invested into Class A shares of that Fund having an equal value.

For the last three fiscal years ended September 30, 2001, the Fund paid the following fees (in thousands) to the Distributor:



                                                 Years ended September 30,
                                                 -------------------------
                                                 2001                 2000
                                                 ----                 ----
12b-1 fees:
  Distribution fee (Class A)                     $  4                 $ 2
  Distribution fee (Class B)                      100                  50
  Distribution fee (Class C)                        6                   2
  Service fee (Class A)                             9                   5
  Service fee (Class B)                            33                  17
  Service fee (Class C)                             2                   1
Fees waived by Distributor (Class A)               (2)                 (1)






      Sales-related expenses (in thousands) of the Distributor relating to the Fund for the fiscal year ended September 30, 2001 were:



                                                      Class A    Class B    Class C
                                                      Shares     Shares     Shares
                                                      -------    -------    -------
Fees to FSFs                                            $9         $310       $6
Cost of sales material relating to the Fund
    (including printing and mailing expenses)            5          25         3
Allocated travel, entertainment and other
    promotional expenses (including advertising)         4          22         2


                                 TRANSFER AGENT
--------------------------------------------------------------------------------

      Liberty Funds Services, Inc. ("LFS"), located at One Financial Center, Boston, Massachusetts 02111, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, LFS received from the Fund prior to July 1, 2001, a fee based on an annual rate of 0.236 of 1% of the Fund's average net assets. Effective July 1, 2001, LFS receives from the Fund a fee based on the following:


- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFS's out-of-pocket expenses, including fees payable to DST Systems, Inc. ("DST") under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.


      The Trust believes the charges by LFS to the Fund are comparable to those of other companies performing similar services. (See Investment Advisory and Other Services.)

      Under a separate agreement, LFS also provides certain investor accounting services to the Portfolio.

      Some financial services firms ("FSF") or other intermediaries having special selling arrangements with the Distributor, including certain bank trust departments, wrap fee programs and retirement plan service providers ("Intermediaries") that maintain nominee accounts with for its clients who are Fund shareholders, may be paid a fee from LFS for shareholder servicing and accounting services they provide with respect to the underlying Fund shares.

                                   CUSTODIAN
--------------------------------------------------------------------------------

      State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, MA 02101, is the custodian for the Trust and SR&F Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

      Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.


      The Fund's and Portfolio's Board of Trustees reviews, at least annually, whether it is in the best interests of the Fund, each Portfolio, and their shareholders to maintain assets in each of the countries in which the Fund or Portfolio invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. Each Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians, as well as by Stein Roe and counsel. However, with respect to foreign sub-custodians, there can be no assurance that the Fund and the value of its shares will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over or enforcing judgments against the foreign sub-custodians, or application of foreign law to the foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

      The Fund and the Portfolio may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

      PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants, providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.


                            PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

      Purchases and redemptions are discussed in the Prospectus under the heading Your Account, and that information is incorporated herein by reference. It is the responsibility of any investment dealers, banks, or other institutions, including retirement plan service providers, through whom you purchase or redeem shares to establish procedures insuring the prompt transmission to the Trust of any order.

      The Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is received in good order. The public offering price is the net asset value plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs or Intermediaries, the public offering price will be determined on the day the order is placed in good order, but only if the FSF or Intermediary receives the order prior to the time at which shares are valued and transmits it to the Fund before that day's transactions are processed. If the FSF or Intermediary fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF or Intermediary. If the FSF or Intermediary receives the order after the time at which the Fund values its shares, the price will be based on the net asset value determined as of the close of the NYSE on the next day it is open. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

      The Fund receives the entire net asset value of shares sold. For Class A shares, which are subject to an initial sales charge, the Distributor's commission is the sales charge shown in the Prospectus less any applicable FSF or Intermediary discount. The

FSF or Intermediary discount is the same for all FSFs or Intermediaries, except that the Distributor retains the entire sales charge on any sales made to a shareholder who does not specify an FSF or Intermediary on the application, and except that the Distributor may from time to time reallow additional amounts to all or certain FSFs or Intermediaries. The Distributor generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse the Distributor for any up-front and/or ongoing commissions paid to FSFs or Intermediaries.

      Checks presented for the purchase of Fund shares which are returned by the purchaser's bank will subject the purchaser to a $15 service fee for each check returned.


      LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF or Intermediary will receive the applicable sales commission. Shareholders may change FSFs or Intermediaries at any time by written notice to LFS, provided the new FSF or Intermediary has a sales agreement with the Distributor.



      From time to time, the Distributor or its affiliates may elect to make payments to broker-dealers in addition to the commissions described in the fund's statement of additional information.



NET ASSET VALUE
--------------------------------------------------------------------------------


      The net asset value per share for each Class is determined as of the close of business (normally 4 p.m., Eastern time) on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of the Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time.


      The Portfolio may invest in securities that are listed primarily on foreign exchanges that are open and allow trading on days on which the Fund does not determine net asset value. This may significantly affect the net asset value of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Stein Roe deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Board of Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Board of Trustees.

      Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. Trading on certain foreign securities markets may not take place on all NYSE business days, and trading on some foreign securities markets takes place on days that are not NYSE business days and on which net asset value is not calculated. The values of these securities used in determining net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such time and the close of the NYSE which will not be reflected in the computation of the net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Board of Trustees.

      The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.


      Due to the relatively high cost of maintaining smaller accounts, the Trust may deduct $10 (payable to LFS) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share depreciation. An investor will be notified that the value of his account is less than that minimum and allowed at least 60 days to bring the value of the account up to at least $1,000 before the fee is deducted. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


      The Trust reserves the right to suspend or postpone redemptions of Fund shares during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
--------------------------------------------------------------------------------

      The following special purchase programs/investor services may be changed or eliminated at any time.


      Automatic Investment Plan (Classes A, B and C only). As a convenience to investors, Class A, B and C shares of the Fund may be purchased through the Colonial Automatic Investment Program. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase Fund shares at the public offering price next determined after the Transfer Agent receives the proceeds from the draft (normally the 5th or 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or Intermediaries or from the Distributor.



      Automated Dollar Cost Averaging (Classes A, B and C). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc. and Crabbe Huson Group, Inc. and the Advisor in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable contingent deferred sales charge.


      Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

      An exchange is generally a capital sale transaction for federal income tax purposes.

      You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 1722, Boston, MA 02105-1722.

      You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

      LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

      Tax-Sheltered Retirement Plans (Classes A, B and C only). The Distributor offers prototype tax-qualified plans, including IRAs and pension and profit-sharing plans for individuals, corporations, employees and the self-employed. The minimum initial investment for a retirement account sponsored by the Distributor is $25. Investors Bank & Trust is the trustee of the Distributor's prototype plans and charges a $10 annual fee. Detailed information concerning these retirement plans and copies of the retirement plans are available from the Distributor.

      Participants in other prototype retirement plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with the Transfer Agent. Participants in prototype plans offered by the Distributor (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to the Transfer Agent. The fee is in addition to any applicable contingent deferred sales charge. The fee will not apply if the participant uses the proceeds to open an IRA Rollover account in any fund, or if the plan maintains an omnibus account.

      Consultation with a competent financial and tax advisor regarding these plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

      Telephone Address Change Services. By calling the Transfer Agent, shareholders, beneficiaries or their FSF or Intermediary of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

      Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, on Class A, Class B or Class C shares may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
--------------------------------------------------------------------------------

      Right of Accumulation and Statement of Intent (Class A shares only). Reduced sales charges on Class A shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T, and Z shares of other funds managed by Colonial or distributed by the Distributor (such funds hereinafter referred to as "Liberty Funds"). The applicable sales charge is based on the combined total of: (1) the current purchase and (2) the value at the public offering price at the close of business on the previous day of all Liberty Fund's Class A shares held by the shareholder (except shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another Liberty Fund other than a money market fund and Class B, C, T and Z shares).


      The Distributor must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by the Transfer Agent. A Liberty Fund may terminate or amend this right of Accumulation.

      Any person may qualify for reduced sales charges on purchase of Class A shares made within a 13-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such

Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in the Trust's Funds and Liberty Funds (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Colonial
Fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

      During the term of a Statement, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or the Fund to sell the amount of the Statement.

      If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the then-current applicable offering price. As a part of this adjustment, the FSF or Intermediary shall return to the Distributor the excess commission previously paid during the 13-month period.

      If the amount of the Statement is not purchased, the shareholder shall remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares equal to such difference. The additional amount of FSF or Intermediary discount from the applicable offering price shall be remitted to the shareholder's FSF or Intermediary of record.

      Additional information about and the terms of Statements of Intent are available from your FSF or Intermediary or from the Transfer Agent at 1-800-345-6611.

      Exchanges for Affiliates of Investment Advisor. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

      Reinstatement Privilege. An investor who has redeemed Fund shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same class of that Fund at the net asset value next determined after the Transfer Agent receives a written reinstatement request and payment. Any contingent deferred sales charge paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any contingent deferred sales charge or conversion date. Investors who desire to exercise this privilege should contact their FSF or Intermediary or the Distributor. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

      Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.


      Privileges of Adviser Employees, FSFs or Intermediaries (Class A shares only). Class A shares may be sold at net asset value to the following individuals whether currently employed or retired: Trustees of funds advised or administered by Stein Roe or certain affiliates of Stein Roe; directors, officers and employees of Stein Roe or certain affiliates of Stein Roe, including the Transfer Agent and the Distributor; registered representatives and employees of FSFs or Intermediaries (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor; and such persons' families and their beneficial accounts.


      Privileges of Liberty Acorn Funds Shareholders. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial or contingent deferred sales charges; however, they will be subject to the annual 12b-1 service fee.




      Sponsored Arrangements (Class A shares only). Class A shares may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of Fund shares on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

      Class A shares may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with the Distributor pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements.

      Waiver of Contingent Deferred Sales Charges (Class A accounts in excess of $1,000,000, and Classes B and C). Contingent deferred sales charges may be waived on redemptions in the following situations with the proper documentation:

1. Death. Contingent deferred sales charges may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act ("UGMA"), Uniform Transfers to Minors Act ("UTMA") or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year after the death. If the shares are not redeemed within one year of the death, they will remain subject to the applicable contingent deferred sales charge, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable contingent deferred sales charge will be charged.

2. Systematic Withdrawal Plan (SWP). Contingent deferred sales charges may be waived on redemptions occurring pursuant to a monthly, quarterly or semiannual SWP established with the Transfer Agent, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption); otherwise contingent deferred sales charges will be charged on SWP redemptions until this requirement is met; this requirement does not apply to Class B or C accounts if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under How to Sell Shares -- Systematic Withdrawal Plan.

3. Disability. Contingent deferred sales charges may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver,
(i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable contingent deferred sales charge will be charged.

4. Death of a trustee. Contingent deferred sales charges may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable contingent deferred sales charge will be charged upon any subsequent redemption.

5. Returns on excess contributions. Contingent deferred sales charges may be waived on redemptions required to return excess contributions made to retirement plans or IRAs, so long as the FSF or Intermediary agrees to return the applicable portion of any commission paid by the Distributor.

6. Qualified Retirement Plans. Contingent deferred sales charges may be waived on redemptions required to make distributions from qualified retirement plans following (i) normal retirement (as stated in the plan document) or (ii) separation from service. For shares purchased in a prototype 401K plan after Sept. 1, 1997, contingent deferred sales charges will not be waived upon separation from service except if such plan is held in an omnibus account. Contingent deferred sales charges also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in the Fund for at least two years.

      The contingent deferred sales charge also may be waived where the FSF or Intermediary agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL ("REDEEM") SHARES
-------------------------------------------------------------------------------

      Shares may be sold on any day the NYSE is open, either directly to the Fund or through an FSF or Intermediary. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delays in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.


      To sell shares directly to the Fund, send a signed letter of instruction to the Transfer Agent. The sale price is the net asset value next determined (less any applicable contingent deferred sales charge) after the Fund or an FSF or Intermediary receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and IRA holders. Call the Transfer Agent for more information at (800) 345-6611.


      FSFs and Intermediaries must receive requests before the time at which Fund shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

      Systematic Withdrawal Plan (Class A, B and C shares). If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then-current net asset value of the shareholder's investment in the Fund designated by the shareholder will be paid monthly, quarterly or semiannually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election of the shareholder's investment. Withdrawals from Class B and C shares under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover plan payments, as redemptions from the earliest purchased Fund shares in the shareholder's account. No contingent deferred sales charges apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Code regulation to withdraw more than 12%, on an annual basis, of the value of their Class B or C share account may do so but will be subject to a contingent deferred sales charge ranging from 1% to 5% of the excess over 12%. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all income dividends and other distributions payable in Fund shares rather than in cash.

      A shareholder or its FSF or Intermediary of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

      Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

      SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

      The Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, the Transfer Agent will not be liable for any payment made in accordance with the provisions of a SWP.

      The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

      Shareholders whose positions are held in "street name" by certain FSFs or Intermediaries may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF or Intermediary to determine whether he or she may participate in a SWP.

      Telephone Redemptions. Telephone redemption privileges are described in the Prospectus.

      Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of the Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by the Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

HOW TO EXCHANGE SHARES
-------------------------------------------------------------------------------

      With respect to Class A, Class B and Class C shares, exchanges at net asset value may be made among shares of the same class of any other fund that is a series of the Trust or of most Liberty Funds. With respect to Class A shares, for a period of 90 days following the purchase of shares, exchanges at net asset value may be made among Class A shares of Liberty Municipal Money Market Fund or Liberty Money Market Fund (or its successor). Thereafter, exchanges at net asset value may be made among Class A shares of any other fund that is a series of the Trust or of most Liberty Funds. For more information on the Liberty Funds, see your FSF or Intermediary or call (800) 345-6611.

      With respect to Class K, Class Z, and Class S shares, exchanges at net asset value may be made among shares of the same class of any other fund that is a series of the Trust. Shares may be exchanged on the basis of the net asset value per share at the time of exchange and only one "round-trip" exchange of Class C shares may be made per three-month period, measured from the date of the initial purchase. Before exchanging into another fund, you should obtain the prospectus for the fund in which you wish to invest and read it carefully. Prospectuses of Liberty Funds are available by calling (800) 426-3750. Consult the Transfer Agent before requesting an exchange.

      By calling the Transfer Agent, shareholders or their FSF or Intermediary of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and/or shareholder activity, shareholders may experience delays in contacting the Transfer Agent by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for Fund shares being exchanged in accordance with federal securities law. The Transfer Agent will also make exchanges upon receipt of a written exchange request. If the shareholder is a corporation, partnership, agent, or surviving joint owner, the Transfer Agent will require customary additional documentation.

      A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

      In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

      An exchange is a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

                             PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

      Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

      Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Fund. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

      Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

      It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

      Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.


      Stein Roe places certain trades for the Fund through its affiliate AlphaTrade, Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Fund pays ATI a commission for these transactions. The Fund has adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.



      CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUND MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF THE FUND AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.


INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS
-------------------------------------------------------------------------------


      Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return for directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.


      The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

      Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

      Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

      Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

      Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

      Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

-     Database Services -- comprehensive databases containing current and/or
      -----------------
      historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

-     Quotation/Trading/News Systems -- products that provide real time market
      ------------------------------
      data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

-     Economic Data/Forecasting Tools -- various macro economic forecasting
      -------------------------------
      tools, such as economic data and economic and political forecasts for various countries or regions.

-     Quantitative/Technical Analysis -- software tools that assist in
      -------------------------------
      quantitative and technical analysis of investment data.

-     Fundamental Industry Analysis -- industry-specific fundamental investment
      -----------------------------
      research.

-     Fixed Income Security Analysis -- data and analytical tools that pertain
      ------------------------------
      specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

-     Other Specialized Tools -- other specialized products, such as specialized
      -----------------------
      economic consulting analyses and attendance at investment oriented conferences.

      Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

      Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

      The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)


      In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by firm personnel for research and non-research uses. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.


      Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

      In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

      The table below shows information on brokerage commissions (in thousands) paid by the Fund and the Portfolio for the fiscal years ended September 30, 2001, 2000 and 1999:


                                           2001           2000             1999
                                           ----           ----             ----
Total commissions                          $562          $1,349           $2,204
Directed transactions                   150,332         270,594            1,334
Commissions on directed transactions        170             315              437
Commissions paid to ATI                      16              63                0


      The Trust and SR&F Base Trust have arranged for the custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers.

                      ADDITIONAL INCOME TAX CONSIDERATIONS
-------------------------------------------------------------------------------


      The Fund and Portfolio intend to qualify under Subchapter M of the Internal Revenue Code (the "Code") and to comply with the special provisions of the Code that relieve them of federal income tax to the extent of their net investment income and capital gains currently distributed to shareholders.


      Because dividend and capital gains distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

      The Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

      To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

                             INVESTMENT PERFORMANCE
-------------------------------------------------------------------------------

      The Fund may quote total return figures from time to time. A "Total Return" is your return on an investment which takes into account the change in value of your investment with distributions reinvested. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

       Average Annual Total Return is computed as follows:  ERV  =  P(1+T)(n)

       Where:      P      =   a hypothetical initial payment of $1,000
                   T      =   average annual total return
                   (n)    =   number of years
                   ERV        = ending redeemable value of a hypothetical
                              $1,000 payment made at the beginning of the period at the end of the period (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                  ATVD = P(1+T)(n)

Where:            P     = a hypothetical initial investment of $1,000
                  T     = average annual total return (after taxes on
                          distributions)
                  (n)   = number of years
                  ATVD  = ending value of a hypothetical $1,000 investment
                          made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                  ATVDR = P(1+T)(n)

Where:            P     = a hypothetical initial investment of $1,000
                  T     = average annual total return (after taxes on
                          distributions and redemption)
                  (n)   = number of years
                  ATVDR = ending value of a hypothetical $1,000 investment
                          made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

      The average annual total returns as of September 30, 2001 were:


                                                               Life of the
                                         1 year     5 years*      Fund*
CLASS A
With Sales Charges of 5.75%
    Return Before Taxes                  -43.41%     3.06%       11.67%
    Return After Taxes on
       Distributions                     -43.41      2.65%       11.11%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                    -26.44%     2.36%        9.63%
Without Sales Charges
    Return Before Taxes                  -39.93%     4.29%       12.56%
    Return After Taxes on
       Distributions                     -39.93%     3.87%       12.00%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                    -24.32%     3.37%       10.42%

                                                               Life of the
                                         1 year     5 years*      Fund*
CLASS B
With applicable CDSC
    Return Before Taxes                  -43.39%     3.66%       12.36%
    Return After Taxes on
       Distributions                     -43.39%     3.24%       11.79%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                    -26.43%     2.85%       10.24%
Without Sales Charges
    Return Before Taxes                  -40.41%     4.00%       12.36%
    Return After Taxes on
       Distributions                     -40.41%     3.59%       11.79%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                    -24.61%     3.14%       10.24%
CLASS C
With applicable CDSC
    Return Before Taxes                  -41.01%     4.00%       12.36%
    Return After Taxes on
       Distributions                     -41.01%     3.59%       11.79%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                    -24.97%     3.14%       10.24%
Without Sales Charges
    Return Before Taxes                  -40.41%     4.00%       12.36%
    Return After Taxes on
       Distributions                     -40.41%     3.59%       11.79%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                    -24.61%     3.14%       10.24%
CLASS Z
    Return Before Taxes                  -39.87%     4.34%       12.60%
    Return After Taxes on
       Distributions                     -39.87%     3.93%       12.04%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                    -24.28%     3.41%       10.45%



* The Fund's performance information includes returns of the Portfolio. Returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between the Portfolio and the Fund. If differences in expenses were reflected, the returns for periods prior to the inception of the Fund would be lower. The Fund's Class A, B, C and Z shares were initially offered on December 1, 1999, and the Portfolio commenced investment operations on April 29, 1994.

Performance results reflect any waiver or reimbursement by the Advisor of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See the Prospectus for details.


      Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of the Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.


      The Fund may note its mention or recognition, or the mention or recognition of Stein Roe and its affiliates, in newspapers, magazines, or other media, including comparisons with competitors and matters of national or global economic and financial interest, from time to time. However, the Fund assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Fund include, but are not limited to, the following:


Architectural Digest
Arizona Republic
Atlanta Constitution
Atlantic Monthly
Associated Press
Barron's
Bloomberg
Boston Globe
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Investment Advisor
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Marketing Alert
Gourmet
Individual Investor
Investment Dealers' Digest
Investment News
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Money on Line
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsday
Newsweek
New York Daily News
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
Reuters
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Street.com
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

      In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Fund. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund believe to be generally accurate. All of the Fund may compare their performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. The Fund's performance may be compared to the following indexes or averages:



Dow-Jones Industrial Average             New York Stock Exchange Composite Index
Standard & Poor's 500 Stock Index        American Stock Exchange Composite Index
Standard & Poor's 400 Industrials        NASDAQ Composite
Russell 2000 Index                       NASDAQ Industrials
Wilshire 5000


(These indexes are widely recognized     (These indexes generally reflect the
 indicators of general U.S. stock         performance of stocks traded in the
 market results.)                         indicated markets.)

      In addition, the Fund may compare performance to the indicated benchmarks:

                           Lipper Equity Fund Average
                       Lipper General Equity Fund Average
                           Lipper Growth Fund Average
                            Lipper Growth Fund Index
                        Morningstar Large Blend Category


      Lipper Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds and thirty growth and income funds, respectively, as calculated and published by Lipper, Inc. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.



      The Fund may also cite its rating, recognition, or other mention by Morningstar, Inc. or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.


      Of course, past performance is not indicative of future results.

                               ------------------

      To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                       Common stocks
                       Small company stocks
                       Long-term corporate bonds
                       Long-term government bonds
                       Intermediate-term government bonds
                       U.S. Treasury bills
                       Consumer Price Index

                              ---------------------

      The Fund may also refer to quotations, graphs, and electronically transmitted data from sources believed by Stein Roe or the Distributor to be reputable.

      The Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                            TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT
INTEREST RATE              6%            8%          10%           6%            8%           10%
  Compounding
     Years                    Tax-Deferred Investment                   Taxable Investment
     -----                    -----------------------                   ------------------
      30                $124,992     $171,554     $242,340      $109,197     $135,346      $168,852
      25                  90,053      115,177      150,484        82,067       97,780       117,014
      20                  62,943       75,543       91,947        59,362       68,109        78,351
      15                  41,684       47,304       54,099        40,358       44,675        49,514
      10                  24,797       26,820       29,098        24,453       26,165        28,006
       5                  11,178       11,613       12,072        11,141       11,546        11,965
       1                   2,072        2,096        2,121         2,072        2,096         2,121

      Dollar Cost Averaging. Dollar cost averaging is an investment strategy
      ---------------------
that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

      From time to time, the Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor(SM) program and asset allocation and other investment strategies.

               MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS
--------------------------------------------------------------------------------

      The Fund (which is a series of the Trust, an open-end management investment company) seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of the Fund approved this policy of permitting the Fund to act as a feeder fund by investing in a Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Fund and the Portfolio. The management fees and expenses of the Fund and the Portfolio are described under Investment Advisory and Other Services. The Fund bears its proportionate share of the Portfolio's expenses.


      See Management for the names of and additional information about the trustees and officers. Since the Trust and SR&F Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.

      Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.


      The Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that the Fund and other investors in the Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.


      The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of the Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote the Fund's interests in the Portfolio for such continuation without approval of the Fund's shareholders.

      The common investment objectives of the Fund and the Portfolio are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to the Fund's shareholders.


      The fundamental policies of the Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If the Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of the Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

      In the event that the Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. The Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.


      Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.



      Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio. Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in the Portfolio. Investment by such other investors in the Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in the Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk.



      Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at One Financial Center, Boston, MA 02111, or by calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.

                               APPENDIX -- RATINGS
--------------------------------------------------------------------------------
RATINGS IN GENERAL


      A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Stein Roe believes that the quality of debt securities in which a fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.


      The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                             -----------------------

                          LIBERTY MIDCAP GROWTH FUND
                               CLASS A, B C AND Z
              A SERIES OF LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 2002


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Fund's Prospectuses. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated February 1, 2002. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated September 30, 2001. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the Fund's September 30, 2001 Annual Report are incorporated in this SAI by reference.



Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.


TABLE OF CONTENTS


           PART 1                                                   PAGE
           Definitions
           Organization and History
           Investment Goals and Policies
           Fundamental Investment Policies
           Other Investment Policies
           Fund Charges and Expenses
           Investment Performance
           Custodian
           Independent  Accountants

           PART 2                                                   PAGE
           Miscellaneous Investment Practices
           Taxes
           Management of the Funds
           Determination of Net Asset Value
           How to Buy Shares
           Special Purchase Programs/Investor Services
           Programs for Reducing or Eliminating Sale Charges
           How to Sell Shares
           Distributions
           How to Exchange Shares
           Suspension of Redemptions
           Shareholder Liability
           Shareholder Meetings
           Performance Measures
           Appendix I
           Appendix II



796-16/628I-0102

                                     PART 1
                           LIBERTY MIDCAP GROWTH FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 2002



DEFINITIONS


     "Fund"      Liberty Midcap Growth Fund
     "Trust"     Liberty-Stein Roe Funds Investment Trust
     "Advisor"   Stein Roe & Farnham Incorporated, the Fund's investment advisor
     "LFD"       Liberty Funds Distributor, Inc., the Fund's distributor
     "LFS"       Liberty Funds Services, Inc., the Fund's shareholder services and transfer agent


ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1987. The Fund, an open-end management investment company, is a diversified series of the Trust and represents the entire interest in a separate series of the Trust. Effective February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. Effective October 18, 1999, the name of the Trust was changed from "Stein Roe Investment Trust" to "Liberty-Stein Roe Funds Investment Trust". Prior to July 14, 2000, the Fund was known as Stein Roe Midcap Growth Fund. Prior to May 6, 1999, the Fund was known as Stein Roe Growth Opportunities Fund.




The Fund offers five classes of shares-Classes A, B, C, Z and S. This SAI describes Class A, B, C and Z shares of the Fund. A separate SAI describes the Class S shares of the Fund.



The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.



INVESTMENT GOALS AND POLICIES



The Prospectuses describe the Fund's investment goals and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:


     Debt Securities
     Derivatives
     Convertible Securities
     Foreign Securities
     Structured Notes
     Swaps, Caps and Floors and Collars
     Lending of Portfolio Securities
     Repurchase Agreements
     When Issued and Delayed Delivery Securities; Reverse Repurchase Agreements Short Sales
     Rule 144A Securities
     Line of Credit
     Interfund Borrowing and Lending Program
     Options on Securities and Indexes
     Futures Contracts and Options on Futures Contracts


Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.



                                       b

FUNDAMENTAL INVESTMENT POLICIES



The Investment Company Act of 1940 (1940 Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.



As fundamental investment policies, the Fund may not:


1. with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;
2. acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;
3. act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;
4. purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;
5. make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

6. borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940;

7. invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

8. issue any senior security except to the extent permitted under the Investment Company Act of 1940.



OTHER INVESTMENT POLICIES


As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:


1. invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;



2.  invest in companies for the purpose of exercising control or management;



3. purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;



                                       c

4. invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;


5. write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;


6. invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);


7. purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;


8. purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;


9. invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;
10. invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.



Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act diversification requirement, an issuer is the entity whose revenues support the security.


FUND CHARGES AND EXPENSES


Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on average net assets, determined at the close of each business day during the month at the following annual rates; 0.750% on first $500 million, 0.700% on next $500 million, 0.650% on next $500 million, 0.600% thereafter. The Fund pays the Advisor a monthly Administrative Fee based on average daily net assets at the close of each business day during the month at the following rates: 0.150% up to $500 million, 0.125% next $500 million, 0.100% next $500 million, 0.075% thereafter.



The Fund paid the transfer agent 0.236 of its daily net assets prior to July 1, 2001. Effective July 1, 2001, the shareholders' servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:

    - An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
    - An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
    - A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus
    - A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

    - The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.



    The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to an Accounting and Bookkeeping Agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.



    Under its Accounting and Bookkeeping Agreement with the Trust, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:



    -   an annual flat fee of $10,000, paid monthly;


    - in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:


                                       d

            [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)



    The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.



RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)



                                                        Years ended September 30,
                                                      2001      2000 (a)    1999 (a)
                                                    --------    --------    --------
Management fee                                      $    368    $    457    $    383
Administrative fee                                        74          91          77
Bookkeeping fee                                           21          25          25
Shareholder service and transfer agent fees              140         149         142
12b-1 fees:
  Distribution fee (Class A)                               1         (b)         N/A
  Distribution fee (Class B)                              14         (b)         N/A
  Distribution fee (Class C)                               2         (b)         N/A
  Service fee (Class A)                                    1         (b)         N/A
  Service fee (Class B)                                    5         (b)         N/A
  Service fee (Class C)                                    1         (b)         N/A

Fees and expenses waived or borne by the Advisor        (216)        (75)        (94)
Fees waived by LFD (Class A)                              (1)        N/A         N/A



(a) Class A, B, C and Z shares were initially offered on July 31, 2000.


(b) Rounds to less than one.






                                       e

BROKERAGE COMMISSIONS (dollars in thousands)



                                                      Year ended
                                                     September 30,
                                        2001             2000             1999
                                        ----             ----             ----
Total commissions                       $125              $89               $117
Directed transactions(c)               4,730            7,842             72,988
Commissions on directed transactions       6                5                 77
Commissions paid to AlphaTrade Inc.        6                6                  0



(c) See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.






                                       f

TRUSTEES AND TRUSTEES' FEES


For the fiscal year ended September 30, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:



                                 Aggregate                                Total Compensation from the
                             Compensation from    Pension or Retirement    Fund and the Fund Complex
                             the Fund for the      Benefits Accrued as      Paid to the Trustees for
Trustee                      Fiscal Year Ended           Part of            the Calendar Year Ended
-------                     September 30, 2001       Fund Expenses(d)         December 31, 2001(e)
                            ------------------       ----------------         --------------------
John A. Bacon, Jr. (f)             $500                    N/A                      $95,000
Robert J. Birnbaum                  N/A                    N/A                       25,300
Tom Bleasdale (f)                   N/A                    N/A                      103,000 (g)
William W. Boyd (f)                 500                    N/A                       50,000
Lora S. Collins (f)                 N/A                    N/A                       96,000
James E. Grinnell (f)               N/A                    N/A                      100,300
Douglas A. Hacker                   855                    N/A                      109,000
Janet Langford Kelly                746                    N/A                      107,000
Richard W. Lowry                    357                    N/A                      135,300
Salvatore Macera                    360                    N/A                      110,000
William E. Mayer                    343                    N/A                      132,300
James L. Moody, Jr. (f)             N/A                    N/A                       91,000
Charles R. Nelson                   855                    N/A                      109,000
John J. Neuhauser                   354                    N/A                      132,510
Joseph R. Palombo (h)               N/A                    N/A                          N/A
Thomas Stitzel                      355                    N/A                      109,000
Thomas C. Theobald                  869                    N/A                      112,000
Anne-Lee Verville                   373 (i)                N/A                      114,000 (i)



(d) The Fund does not currently provide pension or retirement plan benefits to the Trustees.


(e) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.


(f) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
    respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.


(g) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.


(h) Mr. Palombo does not receive compensation because he is an employee of Colonial Management Associates, Inc., an affiliate of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he



                                       g
    resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.


(i) During the fiscal year ended September 30, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $373 and $114,000, respectively, pursuant to the deferred compensation plan.


OWNERSHIP OF THE FUND


As of record on December 31, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.



As of record on December 31, 2001, the following shareholders owned 5% or more of one or more of each class of the Fund's then outstanding shares:



                                                Approximate % of
Name and Address                              Outstanding Shares Held
----------------                              -----------------------
CLASS A

Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E, 2nd Floor
Jacksonville, FL  32246-6484                         6.03%

Painewebber
FBO Susan E. Caple
3808 Milestone Road
The Plains, VA  20198-2129                           8.45%

CLASS C

Edward D. Jones & Co F/A/O
Beulah Mae Jones Mitchell Trust
P.O. Box 2500
Maryland Hts, MO  63043-8500                        13.24%



                                       h

                                                Approximate % of
Name and Address                              Outstanding Shares Held
----------------                              -----------------------
Merrill Lynch Pierce Fenner & Smith
For the sole benefit of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E, 2nd Floor
Jacksonville, FL  32246-6484                        14.90%

Investors Bank & Trust Co.
Esnet Management Group L.C.
Daniel W. Campbell
3483 N. Cottonwood Lane
Provo, UT  84604                                     5.04%

Investors Bank and Trust Co.
BOC International Inc.
Brian M. Kilduff
260 South Street
Norwell, MA  02061                                   5.52%

Investors Bank and Trust Co.
BOC International Inc.
Patrick S. Fay
6 Mary Knoll Drive
Hingham, MA  02043                                   6.06%

Salomon Smith Barney Inc.
333 West 34th Street
3rd Floor
New York, NY  10001-2483                             5.67%

CLASS Z

Colonial Management Associates
Attn: Finance Department
One Financial Center
Boston, MA  02111-2621                             100.00%

As of record on December 31, 2001, there were 155 Class A, 697 Class B, 70 Class C, 2,844 Class S and 1 Class Z record holders of the Fund.



SALES CHARGES (dollars in thousands)



                                                               Class A Shares

                                                          YEAR ENDED SEPTEMBER 30,
                                                                    2001
                                                          ------------------------
Aggregate initial sales charges on Fund share sales                  $24
Initial sales charges retained by LFD                                 3
Aggregate contingent deferred sales charges (CDSC)
   on Fund redemptions retained by LFD                                0



                                                               Class B Shares

                                                          YEAR ENDED SEPTEMBER 30,
                                                                    2001
                                                          ------------------------
Aggregate CDSC on Fund redemptions retained by LFD                   $7



                                                               Class C Shares

                                                          YEAR ENDED SEPTEMBER 30,
                                                                    2001
                                                          ------------------------
Aggregate CDSC on Fund redemptions retained by LFD                   (j)



(j)      Rounds to less than one.



12b-1 PLAN AND CDSC



The Fund offers five classes of shares - Class A, Class B, Class C, Class S and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of the Fund's net



                                       j
assets attributed to Class A, Class B and Class C shares. The Fund also pays LFD monthly a distribution fee at an annual rate of 0.10% of the average daily net assets attributed to Class A shares and an annual rate of 0.75% of the average daily net assets attributed to Class B and Class C shares. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.



The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by a vote of a majority of the independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.



Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z and Stein Roe Midcap Growth Fund Class S shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.



No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions, and finally of other shares held by the shareholder for the longest time.



A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee. See a Prospectus for a description of the different programs.



SALES-RELATED EXPENSES (in thousands) of LFD relating to the Class A, B and C shares of the Fund were:



                                       k

                                                              Year ended September 30, 2001
                                                              -----------------------------
                                                     Class A             Class B             Class C
                                                     -------             -------             -------
Fees to FSFs                                           $1                 $107                 $4
Cost of sales material relating to the Fund
   (including printing and mailing expenses)            4                   13                  2
Allocated travel, entertainment and other
   promotional expenses (including
   advertising)                                         3                   12                  2



                                       l

INVESTMENT PERFORMANCE



The Fund may quote total return figures from time to time. A "Total Return" is your return on an investment which takes into account the change in value of your investment with distributions reinvested. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.



       Average Annual Total Return is computed as follows:  ERV  =  P(1+T)(n)



       Where:      P       =   a hypothetical initial payment of $1,000
                   T       =   average annual total return
                   (n)     =   number of years
                   ERV     =   ending redeemable value of a hypothetical
                               $1,000 payment made at the beginning of the period at the end of the period (or fractional portion).


The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

    Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

    Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                  ATVD = P(1+T)(n)

Where:            P    = a hypothetical initial investment of $1,000
                  T    = average annual total return (after taxes on
                         distributions)
                  (n)  = number of years
                  ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                  ATVDR = P(1+T)(n)

Where:            P =     a hypothetical initial investment of $1,000
                  T =     average annual total return (after taxes on
                          distributions and redemption)
                  (n) =   number of years
                  ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.


                                       m

The Fund's Class A, Class B, Class C and Class Z average annual total returns at September 30, 2001, were (k):


                                                       CLASS A SHARES
                                                       --------------

                                                                                      Period June 30, 1997
                                                                            (commencement of investment operations)
                                                        1 year                   through September 30, 2001(l)
                                                        ------                   -----------------------------
         With sales charge of 5.75%
             Return Before Taxes                        -51.67%                              -1.39%
             Return After Taxes on
                Distributions                           -52.41%                              -2.67%
             Return After Taxes on
                Distributions and Sale
                of Fund Shares                          -30.87%                              -0.90%

         Without sales charge
             Return Before Taxes                        -48.73%                              -0.01%
             Return After Taxes on
                Distributions                           -49.50%                              -1.30%
             Return After Taxes on
                Distributions and Sale
                of Fund Shares                          -29.04%                               0.21%



                                                       CLASS B SHARES
                                                       --------------

                                                        1 year                         Period June 30, 1997
                                                        ------              (commencement of investment operations)
                                                                                 through September 30, 2001(l)
                                                                                 ------------------------------
         With applicable CDSC
             Return Before Taxes                        -51.46%                              -0.57%
             Return After Taxes on
                Distributions                           -52.23%                              -1.87%
             Return After Taxes on
                Distributions and Sale
                of Fund Shares                          -30.70                               -0.23%

         Without CDSC
             Return Before Taxes                        -49.04%                              -0.18%
             Return After Taxes on
                Distributions                           -49.81%                              -1.47%
             Return After Taxes on
                Distributions and Sale
                of Fund Shares                          -29.22%                               0.08%



                                       n

                                                       CLASS C SHARES
                                                       --------------

                                                        1 year                         Period June 30, 1997
                                                        ------              (commencement of investment operations)
                                                                                 through September 30, 2001(l)
                                                                                 -----------------------------
         With applicable CDSC                    -49.55% (1.00% CDSC)                   -0.21% (No CDSC)
             Return Before Taxes
             Return After Taxes on               -50.32% (1.00% CDSC)                   -1.50% (No CDSC)
                Distributions
             Return After Taxes on
                Distributions and Sale
                of Fund Shares                   -29.53% (1.00% CDSC)                    0.06% (No CDSC)

         Without CDSC
             Return Before Taxes                        -49.06%                              -0.21%
             Return After Taxes on
                Distributions                           -49.84%                              -1.50%
             Return After Taxes on
                Distributions and Sale
                of Fund Shares                          -29.24%                               0.06%




                                                       CLASS Z SHARES
                                                       --------------

                                                        1 year                         Period June 30, 1997
                                                        ------              (commencement of investment operations)
                                                                                 through September 30, 2001(l)
                                                                                 -----------------------------
             Return Before Taxes                        -48.60%                               0.05%
             Return After Taxes on
                Distributions                           -49.38%                              -1.25%
             Return After Taxes on
                Distributions and Sale
                of Fund Shares                          -28.96%                               0.25%



(k) Performance results reflect any waiver or reimbursement by the Advisor or LFD of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See a Prospectus for details.
(l) Performance results include returns for the Fund's Class S shares, the oldest existing Fund class prior to the commencement of operations of Class A, B, C and Z shares. Class S share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class S shares and Class A, B, C and Z shares. Had the differences in fees been included, returns would have been lower.





See Part 2 of this SAI, "Performance Measures," for how calculations are made.


                                       o

CUSTODIAN


State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110 is the custodian for the Fund. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.